Federated Investors
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for Federated American Leaders Fund II, a portfolio of Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2001 through June 30, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and financial statements.

At the end of the reporting period, the Fund's selected high-quality stocks included 89 holdings that represent major industry groups and include leaders like Allstate, Anheuser-Busch, AT&T, H&R Block, Exxon Mobil, General Motors, K Mart, and Philip Morris.

For the six-month reporting period ended June 30, 2001, the fund produced a total return of 0.46% and paid dividend income totaling $0.274 per share and capital gains totaling $0.120 per share. Its net asset value decreased $0.33.1 On June 30, 2001, the fund's net assets were $485.4 million.

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are high.2

Thank you for participating in the long-term growth of American companies through Federated American Leaders Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET REVIEW

The first half of 2001 was disappointing for most equity market benchmarks, despite an active Federal Reserve Board (the "Fed") that decreased short-term interest rates six times since January. Stocks rallied strongly after the first rate decrease in January, and then again in April after the fourth cut, but poor economic and corporate fundamentals weighed on investors' minds during the other four months of the reporting period. The Standard & Poor's 500 Index (S&P 500)1 declined 6.70%, while the NASDAQ Composite fell 12.4%. The markets shrugged off a 5.0% decline in first quarter operating profits for the S&P 500, and focused on the outlook for later in 2001. However, this outlook deteriorated rapidly as the second quarter of 2001 progressed. Second quarter profits for the S&P 500 are expected to be down from levels a year ago. Without the strong results from the Energy and Utilities sectors, the profit outlook would be much bleaker. Market breadth was poor as only two of ten economic sectors generated positive results. Information Technology stocks performed worst during the reporting period declining over 17%. Health Care, which declined 15%, was the second worst performing sector. Given the dramatic decrease in the fundamentals of the Information Technology sector during the past six months, it is unclear whether the second quarter rally in these shares signaled the end of their 15-month decline or just a temporary reversal. Small- and mid-cap strategies continued their outperformance over large-cap strategies during the period, and growth strategies outperformed value strategies for the first time in a year during the second quarter of 2001.

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indexes are unmanaged and investments cannot be made in an index.

PERFORMANCE

The fund returned 0.46% for the reporting period outperforming the S&P 500 which returned (6.70)%. The portfolio underperformed the average Lipper Variable Annuity Multi-Cap Value2 Fund, which returned 0.94%, but outperformed the S&P 500/Barra Value Index3 which returned (2.41)% during the period. Aiding performance relative to the S&P 500 Index for the reporting period were overweight positions in Utilities and Consumer Discretionary as well as an underweight position and favorable security selection in Information Technology (Computer Associates International, Inc. up 85%, Lexmark International Group, Class A up 52%, International Business Machines Corp. up 33%). Also aiding relative performance was favorable security selection in Industrials (Cendant Corp. up 103%, Block (H&R), Inc. up 58%, Textron up 20%) and Financials (Bank of America Corp. up 34%, Loews Corp. up 25%, Bear Stearns Cos., Inc. up 17%). Offsetting these positive influences on relative performance was an underweight position in Materials and unfavorable security selection in Health Care (Schering-Plough Corp. down 36%, Bristol-Myers Squibb Co. down 29%, Oxford Health Plans, Inc. down 28%) and Utilities (Montana Power Co. down 29%, Edison International down 29%, El Paso Corp. down 16%).

POSITIONING AND STRATEGY

We believe that the market's rotation back towards value investing that began 15 months ago will continue due to the uncertainty surrounding the prospects for earnings in the Technology sector and the overall market. We believe that the struggle taking place in the equity markets between fiscal stimuli and deteriorating fundamentals across wide sectors of the economy favors valuation sensitive strategies over momentum-based investing. Despite the underperformance of growth investing during the past year, historical valuation relationships still favor value strategies. The S&P Information Technology sector still trades at a price-to-earnings (P/E) ratio twice its twenty-year average, and the P/E ratio of the S&P 500/Barra Value Index is still at a 20% discount to its historical average relative to the S&P 500/Barra Growth Index.4 The April rally in Information Technology shares only served to increase valuations while fundamental deterioration continued to accelerate in many industries. We believe that investors have become reoriented with the concepts of risk and valuation, so the markets should be more balanced going forward. Our strategy is to identify leading companies with solid franchise values that are temporarily out of favor in the market. We will continue to add these undervalued leading companies to the portfolio and eliminate those with weakening fundamentals or overvaluation.

2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

3 S&P 500/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

4 The S&P 500 Barra Growth Index is a capitalization-weighted index of stocks in the S&P 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Portfolio of Investments

June 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--94.1%
		Consumer Discretionary--13.3%
164,700	[1]	Charter Communications, Inc., Class A	$3,845,745
94,400	[1]	Federated Department Stores, Inc.	4,012,000
195,970		Ford Motor Co.	4,811,063
45,427		General Motors Corp.	2,923,227
481,800	[1]	K Mart Corp.	5,526,246
173,754		Koninklijke (Royal) Philips Electronics NV, ADR	4,592,318
85,300		Liz Claiborne, Inc.	4,303,385
109,000		Lowe's Cos., Inc.	7,907,950
221,200		News Corp. Ltd., ADR	7,166,880
342,600	[1]	Toys `R' Us, Inc.	8,479,350
64,600		TRW, Inc.	2,648,600
71,578	[1]	Viacom, Inc., Class B	3,704,162
95,900		Wal-Mart Stores, Inc.	4,679,920

		TOTAL	64,600,846

		Consumer Staples--6.0%
131,000		Anheuser-Busch Cos., Inc.	5,397,200
68,300		Kimberly-Clark Corp.	3,817,970
143,300		Philip Morris Cos., Inc.	7,272,475
220,700		Sara Lee Corp.	4,180,058
288,000		UST, Inc.	8,311,680

		TOTAL	28,979,383

		Energy--7.9%
127,000		BP Amoco PLC, ADR	6,330,950
63,600		Chevron Corp.	5,755,800
135,500		Diamond Offshore Drilling, Inc.	4,478,275
82,000		Exxon Mobil Corp.	7,162,700
68,200		Sunoco, Inc.	2,498,166
233,900		USX Marathon Group	6,902,389
45,900		Ultramar Diamond Shamrock Corp.	2,168,775
92,200		Unocal Corp.	3,148,630

		TOTAL	38,445,685

Shares			Value
		COMMON STOCKS--continued
		Financials--20.8%
216,500		Allstate Corp.	$9,523,835
130,900		Bank of America Corp.	7,857,927
124,594		Bear Stearns Cos., Inc.	7,347,308
54,500		CIGNA Corp.	5,222,190
375,721		Conseco, Inc.	5,128,592
73,400		Countrywide Credit Industries, Inc.	3,367,592
177,000		First Union Corp.	6,184,380
122,550		J.P. Morgan Chase & Co.	5,465,730
139,200		Lincoln National Corp.	7,203,600
177,800		Loews Corp.	11,455,654
53,400		Marsh & McLennan Cos., Inc.	5,393,400
151,650		MBIA Inc.	8,443,872
129,200		PNC Financial Services Group	8,500,068
256,650		Washington Mutual, Inc.	9,637,208

		TOTAL	100,731,356

		Health Care--9.9%
137,000		Abbott Laboratories	6,577,370
137,200		Baxter International, Inc.	6,722,800
112,600		Bristol-Myers Squibb Co.	5,888,980
567,600	[1]	Healthsouth Corp.	9,064,572
183,500	[1]	Oxford Health Plans, Inc.	5,248,100
131,597		Pharmacia Corp.	6,046,882
89,800		Schering Plough Corp.	3,254,352
87,700		UnitedHealth Group, Inc.	5,415,475

		TOTAL	48,218,531

		Industrials--14.6%
265,484	[1]	ABB AB, ADR	4,022,083
137,000		Block (H&R), Inc.	8,843,350
107,500		Boeing Co.	5,977,000
457,864	[1]	Cendant Corp.	8,928,348
137,300		First Data Corp.	8,821,525
70,000		General Dynamics Corp.	5,446,700
82,500		Ingersoll-Rand Co.	3,399,000
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
41,100		Minnesota Mining & Manufacturing Co.	$4,689,510
59,700		Textron, Inc.	3,285,888
209,682		Tyco International Ltd.	11,427,669
195,900		Waste Management, Inc.	6,037,638

		TOTAL	70,878,711

		Information Technology--10.0%
187,500	[1]	Avaya, Inc.	2,568,750
217,500		Compaq Computer Corp.	3,369,075
91,300		Computer Associates International, Inc.	3,286,800
52,300	[1]	Computer Sciences Corp.	1,809,580
123,100		Electronic Data Systems Corp.	7,693,750
113,500		Hewlett-Packard Co.	3,246,100
65,400		International Business Machines Corp.	7,390,200
73,700	[1]	Lexmark International Group, Class A	4,956,325
391,600		Lucent Technologies, Inc.	2,427,920
37,400		Micron Technology, Inc.	1,537,140
241,700		Motorola, Inc.	4,002,552
179,400	[1]	Novell, Inc.	1,020,786
25,000	[1]	Sun Microsystems, Inc.	393,000
154,200	[1]	Unisys Corp.	2,268,282
40,185	[1]	VERITAS Software Corp.	2,673,508

		TOTAL	48,643,768

		Materials--1.3%
51,300		Air Products & Chemicals, Inc.	2,346,975
81,000		Nucor Corp.	3,960,090

		TOTAL	6,307,065

		Telecommunication Services--5.4%
132,050		AT&T Corp.	2,905,100
154,800		SBC Communications, Inc.	6,201,288
35,500		Telephone and Data System, Inc.	3,860,625
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--continued
193,206		Verizon Communications, Inc.	$10,336,521
183,500	[1]	WorldCom, Inc. -- WorldCom, Group	2,605,700

		TOTAL	25,909,234

		Utilities--4.9%
259,000		Edison International	2,887,850
79,318		El Paso Corp.	4,167,368
175,200		Entergy Corp.	6,725,928
101,200		FPL Group, Inc.	6,093,252
118,400		Williams Cos., Inc.	3,901,280

		TOTAL	23,775,678

		TOTAL COMMON STOCKS (IDENTIFIED COST $378,271,987)	456,490,257

		CORPORATE BONDS--0.6%
		Consumer Discretionary--0.6%
2,400,000	[2]	Charter Communications, Inc., Conv. Bond, 5.75%, 10/15/2005 (identified cost $2,400,000)	2,977,752

		PREFERRED STOCKS--2.0%
		Financials--1.0%
51,000		Metropolitan Life Insurance Co., Conv. Pfd.	4,959,750

		Industrials--1.0%
103,000		Union Pacific Capital Trust, Conv. Pfd.	4,932,670

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $6,715,235)	9,892,420

		REPURCHASE AGREEMENT--2.8%[3]
13,750,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	13,750,000

		TOTAL INVESTMENTS (IDENTIFIED COST $401,137,222)	$483,110,429

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Trustees. At June 30, 2001, these securities amounted to $2,977,752 which represents 0.6% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $401,137,222. The net unrealized appreciation of investments on a federal tax basis amounts to $81,973,207 which is comprised of $119,419,684 appreciation and $37,446,477 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($485,442,296) at June 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $401,137,222)		$483,110,429
Income receivable		472,928
Receivable for investments sold		2,529,084

TOTAL ASSETS		486,112,441

Liabilities:
Payable for investments purchased	$638,420
Payable to bank	21,209
Accrued expenses	10,516

TOTAL LIABILITIES		670,145

Net assets for 24,046,228 shares outstanding		$485,442,296

Net Assets Consist of:
Paid in capital		$404,077,286
Net unrealized appreciation of investments		81,973,207
Accumulated net realized loss on investments		(2,839,646)
Undistributed net investment income		2,231,449

TOTAL NET ASSETS		$485,442,296

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$485,442,296 ÷ 24,046,228 shares outstanding		$20.19

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $43,521)		$3,854,310
Interest		452,449

TOTAL INCOME		4,306,759

Expenses:
Investment adviser fee	$1,804,916
Administrative personnel and services fee	181,214
Custodian fees	12,653
Transfer and dividend disbursing agent fees and expenses	8,440
Directors'/Trustees' fees	2,218
Auditing fees	6,717
Legal fees	2,499
Portfolio accounting fees	46,048
Printing and postage	15,838
Insurance premiums	989
Miscellaneous	1,708

TOTAL EXPENSES	2,083,240

Fees paid indirectly from directed broker arrangements	(5,489)

Net expenses		2,077,751

Net investment income		2,229,008

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(2,131,475)
Net change in unrealized appreciation of investments		1,854,854

Net realized and unrealized loss on investments		(276,621)

Change in net assets resulting from operations		$1,952,387

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,229,008	$6,476,672
Net realized gain (loss) on investments	(2,131,475)	2,491,773
Net change in unrealized appreciation of investments	1,854,854	2,302,897

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,952,387	11,271,342

Distributions to Shareholders:
Distributions from net investment income	(6,474,162)	(4,310,915)
Distributions from net realized gain on investments	(2,821,829)	(13,042,541)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,295,991)	(17,353,456)

Share Transactions:
Proceeds from sale of shares	44,286,460	75,527,082
Net asset value of shares issued to shareholders in payment of distributions declared	9,295,990	17,353,452
Cost of shares redeemed	(46,408,618)	(78,612,394)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	7,173,832	14,268,140

Change in net assets	(169,772)	8,186,026

Net Assets:
Beginning of period	485,612,068	477,426,042

End of period (including undistributed net investment income of $2,231,449 and $6,476,603, respectively)	$485,442,296	$485,612,068

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$20.52	$20.82	$21.68	$19.63	$15.26	$12.80
Income From Investment Operations:
Net investment income	0.09	0.27	0.19	0.20	0.19	0.19
Net realized and unrealized gain (loss) on investments	(0.03)	0.19	1.19	3.20	4.64	2.54

TOTAL FROM INVESTMENT OPERATIONS	0.06	0.46	1.38	3.40	4.83	2.73

Less Distributions:
Distributions from net investment income	(0.27)	(0.19)	(0.20)	(0.10)	(0.10)	(0.18)
Distributions from net realized gain on investments	(0.12)	(0.57)	(2.04)	(1.25)	(0.36)	(0.09)

TOTAL DISTRIBUTIONS	(0.39)	(0.76)	(2.24)	(1.35)	(0.46)	(0.27)

Net Asset Value, End of Period	$20.19	$20.52	$20.82	$21.68	$19.63	$15.26

Total Return[1]	0.46%	2.38%	6.67%	17.62%	32.34%	21.58%

Ratios to Average Net Assets:

Expenses	0.87%[2,3]	0.87%	0.88%	0.88%	0.85%	0.85%

Net investment income	0.92%[2]	1.38%	0.95%	1.06%	1.18%	1.54%

Expense waiver/reimbursement[4]	--	--	--	0.01%	0.09%	0.22%

Supplemental Data:

Net assets, end of period (000 omitted)	$485,442	$485,612	$477,426	$418,212	$305,796	$142,216

Portfolio turnover	10%	38%	29%	58%	56%	90%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 0.86% after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed corporate bonds and fixed income securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees"). Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

As required, effective January 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	2,190,852	3,804,936
Shares issued to shareholders in payment of distributions declared	497,112	883,561
Shares redeemed	(2,306,167)	(3,955,077)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	381,797	733,420

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder service fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Trust directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $5,489 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended June 30, 2001, were as follows:

Purchases	$50,073,555

Sales	$48,585,163

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916405

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G00433-04 (8/01)

Federated Investors
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for Federated Equity Income Fund II, a portfolio of Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2001 through June 30, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

Federated Equity Income Fund II is managed to help your money earn income and grow in value by investing primarily in a diversified portfolio of dividend-paying stocks. The fund's common stock holdings are typically diversified across key business and industrial sectors. Many of the holdings at the end of the reporting period--including Alcoa, Bank of America, Duke Energy, Exxon Mobil, Ford, General Electric, Home Depot, Intel, Wal-Mart and Walt Disney--are household names.

For the six-month reporting period ended June 30, 2001, the fund produced a total return of (7.64)% and paid dividend income totaling $0.254 per share. Its net asset value decreased by $1.36. On June 30, 2001, the fund's net assets were $98.2 million.

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you buy more fund shares when prices are low--and fewer when prices are high.2

Thank you for choosing Federated Equity Income Fund II as a diversified, professionally managed way to participate in the income and growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

The second quarter of 2001 witnessed an aggressive Federal Reserve Board continuing to reduce short-term interest rates, as the U.S. economy weakened further. The equity market was very strong in the month of April, as investors believed that the interest rate cuts might be sufficient to prevent further deterioration in the economy. May and June were more challenging months with company news across many sectors indicating that business conditions were still worsening. Best performing sectors throughout the quarter were those which would benefit from an economic recovery including Information Technology 12.5%, Industrials 11.3%, and Materials 10.8%.

The most difficult sector was Utilities (5.7)%, feeling the negative effects of declining natural gas prices and governmental intervention related to California's energy crisis. Other poorly performing sectors were Consumer Staples (1.9)% and Telecommunication Services (1.9)%, a sector plagued by poor fundamental prospects and increasing debt defaults by emerging carriers.

FUND PERFORMANCE

Federated Equity Income Fund II returned 2.45% in the quarter ended June 30, 2001, slightly behind the 4.37% return of the Lipper Equity VA Income Fund Average1 and trailing the 5.85% return of the Standard & Poor's 500 Index (S&P 500).2 On a year-to-date basis, the fund's (7.64)% return is in line with the (6.70)% return of its S&P 500 benchmark index but still lags the (1.79)% return of the Lipper Equity VA Income Fund Average.

The fund enjoyed its best returns from long-held securities across numerous sectors. These top contributors included Microsoft Corp., General Electric Co., Amdocs Ltd., convertible preferred and Citigroup, Inc. The worst performing holdings included Global Crossing Ltd., convertible preferred, Calpine Corp., Bristol-Myers Squibb Co., Ingersoll-Rand Co. and Compaq Computer Corp.

1 Lipper figures represent average total returns reported by all variable annuity funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

COMMENTS ON MAJOR TRANSACTIONS OVER THE QUARTER

Transactions were made during the quarter to curtail exposure to the persistent weakness in the Telecommunications Services and Information Technology sectors. Additionally, the fund purchased numerous high-quality convertible securities in an effort to provide an income stream as well as to limit downside volatility.

In the Consumer Discretionary sector, the fund sold Liberty Media Group and purchased the 3.25% Liberty Media Group bond which is convertible into Viacom. Viacom has among the best collection of media assets including CBS, Blockbuster Video, Showtime Networks, and Paramount Pictures. The fund also established a position in Ford Motor Co. at an inexpensive price, offering a 4.8% common stock yield which is relatively high on a historic basis.

In the Consumer Staples sector, the fund purchased Procter & Gamble Co. This leading global consumer products company did not participate in last year's terrific performance of Staples stocks; we believe that the new senior management can improve its future prospects.

In the Energy sector the fund sold BP Amoco PLC, ADR and purchased the 5.25% convertible bonds of Kerr-McGee Corp., a leading exploration and production concern, as well as the convertible preferred stocks of Apache Corp.

In the Healthcare sector the fund purchased the 5% convertible bonds of AmeriSource Health Corp., a major pharmaceutical distributor. We believe this company will complete its announced merger with Bergan Bruswig, resulting in improved financial performance and share price appreciation.

In the Industrials sector the fund sold Koninklijke (Royal) Philips Electronics NV on continued earnings concerns throughout all of its businesses. The fund purchased the 8% convertible preferred securities of Raytheon Co., as well as Emerson Electric Co. at a relatively inexpensive price.

In the Information Technology sector the fund sold Motorola Inc. and the convertible bonds of Juniper Networks Inc. with worries about each company's earnings outlook. The fund purchased the convertible preferred securities of Electronic Data Systems, a company which has managed quite well during the recent difficult environment and is a leader in systems and technology services.

In the Telecommunications Services sector the fund sold the convertible bonds of NEXTEL Communications, Inc. and Global Crossing Ltd., owing to the worsening telecommunications environment, and bought SBC Communications, Inc. and BellSouth Corp.

FUND POSITIONING AND STRATEGY

We have continued to upgrade the quality of holdings in the portfolio, with an emphasis on yield. Many of the recently purchased convertible securities have yielded well in excess of the average common stock, but should allow participation in the upside of the underlying common stock.

We believe that the returns in the market for the remainder of the year will be less heavily weighted toward either the growth or the value style than has been seen in recent years. As a fund comprised of high quality companies in a sector-neutral approach, and using a blend of both the value and growth styles, it should be well positioned for the environment ahead.

Portfolio of Investments

June 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--61.4%
		Consumer Discretionary--5.8%
41,100		Ford Motor Co.	$1,009,005
33,185		Home Depot, Inc.	1,544,762
49,000		Target Corp.	1,695,400
29,100		Wal-Mart Stores, Inc.	1,420,080

		TOTAL	5,669,247

		Consumer Staples--5.8%
31,600		Anheuser-Busch Cos., Inc.	1,301,920
12,600		Procter & Gamble Co.	803,880
21,200		Quaker Oats Co.	1,934,500
57,900		Walt Disney Co.	1,672,731

		TOTAL	5,713,031

		Energy--4.9%
20,800		Chevron Corp.	1,882,400
33,781		Exxon Mobil Corp.	2,950,770

		TOTAL	4,833,170

		Financials--13.7%
14,300		American International Group, Inc.	1,229,800
38,000		Bank One Corp.	1,360,400
19,000		Bank of America Corp.	1,140,570
34,833		Citigroup, Inc.	1,840,576
49,450		J.P. Morgan Chase & Co.	2,205,470
14,700		Marsh & McLennan Cos., Inc.	1,484,700
20,600		Merrill Lynch & Co., Inc.	1,220,550
31,100		Morgan Stanley, Dean Witter & Co.	1,997,553
21,000		Wells Fargo & Co.	975,030

		TOTAL	13,454,649

		Health Care--10.6%
45,800		Abbott Laboratories	2,198,858
34,200		American Home Products Corp.	1,998,648
38,100		Baxter International, Inc.	1,866,900
27,600		Bristol-Myers Squibb Co.	1,443,480
16,000		Johnson & Johnson	800,000
53,475		Pfizer, Inc.	2,141,674

		TOTAL	10,449,560

		Industrials--6.3%
13,700		Boeing Co.	761,720
22,700		Emerson Electric Co.	1,373,350
60,000		General Electric Co.	2,925,000
27,148		Ingersoll-Rand Co.	1,118,498

		TOTAL	6,178,568

Shares			Value
		COMMON STOCKS--continued
		Information Technology--9.5%
28,900	[1]	Applied Materials, Inc.	$1,418,990
55,400		Compaq Computer Corp.	858,146
62,100		Intel Corp.	1,816,425
13,300		International Business Machines Corp.	1,502,900
31,000	[1]	Microsoft Corp.	2,263,000
46,000		Texas Instruments, Inc.	1,449,000

		TOTAL	9,308,461

		Materials--1.1%
27,400		Alcoa, Inc.	1,079,560

		Telecommunication Services--3.7%
22,000		BellSouth Corp.	885,940
16,200		Qwest Communications International, Inc.	516,294
29,100		SBC Communications, Inc.	1,165,746
19,500		Verizon Communications	1,043,250

		TOTAL	3,611,230

		TOTAL COMMON STOCKS (IDENTIFIED COST $52,392,870)	60,297,476

		CONVERTIBLE PREFERRED STOCKS--24.1%
		Consumer Discretionary--1.7%
29,100		Cox Communications, Inc., PRIDES, $0.88	1,687,800

		Consumer Staples--2.2%
8,500		Estee Lauder Cos., Inc., Conv. Pfd., $5.40	687,650
36,000		Suiza Foods Corp., Conv. Pfd., $2.75	1,493,028

		TOTAL	2,180,678

		Energy--0.9%
20,600		Apache Corp., Conv. Pfd., $2.02	902,692

		Financials--3.1%
15,200		Metlife Trust I Capital Conv. Pfd., $4.00	1,478,200
29,700	[2]	Washington Mutual, Inc., Conv. Pfd., Series 144A, $2.69	1,585,237

		TOTAL	3,063,437

		Health Care--2.2%
52,600		Pharmacia Corp., ACES, $0.65	2,125,040

		Industrials--2.4%
21,300		Raytheon Co., DECS, $4.13	1,046,043
28,000		Union Pacific Cap Trust, Conv. Pfd., $3.12	1,340,920

		TOTAL	2,386,963

		Information Technology--3.4%
32,500		Amdocs Ltd., Conv. Pfd., $1.52	1,649,375
31,500		Electronic Data Systems Corp., PRIDES, $3.81	1,679,044

		TOTAL	3,328,419

		Materials--1.3%
29,700		International Paper Co., Cumulative Conv. Pfd., $2.63	1,307,899

		Telecommunication Services--1.1%
18,000	[2]	Qwest Communications International, Inc., Conv. Pfd., Series 144A, $2.40	1,016,964

Shares or Principal Amount			Value
		CONVERTIBLE PREFERRED STOCKS--continued
		Utilities--5.8%
22,700		Calpine Corp., Conv. Pfd., $2.50	$1,331,809
82,000		Duke Energy Corp., Conv. Pfd., $2.06	2,103,300
21,000		El Paso Corp., PRIDES, $1.66	822,465
17,600		Reliant Energy, Inc., ZENS, $1.17, Series TWX	1,399,024

		TOTAL	5,656,598

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $22,796,728)	23,656,490

		CONVERTIBLE CORPORATE BONDS--13.4%
		Consumer Discretionary--5.2%
$1,200,000	[2]	Charter Communications, Inc., Conv. Bond, 5.75%, 10/15/2005	1,488,876
1,000,000	[2]	Liberty Media Group, Conv. Bond, 3.25%, 3/15/2031	1,118,600
2,500,000	[2]	News America Holdings, Inc., LYON, 2/28/2021	1,276,200
680,000		Omnicom Group, Inc., Conv. Sub. Deb., 2.25%, 1/6/2013	1,193,992

		TOTAL	5,077,668

		Energy--1.5%
1,230,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	1,506,996

		Financials--0.6%
1,100,000		Merrill Lynch & Co., Inc., LYON, 5/23/2031	561,341

		Health Care--1.6%
1,200,000	[2]	AmeriSource Health Corp., Conv. Bond, 5.00%, 12/1/2007	1,552,560

		Industrials--2.0%
2,600,000	[2]	Cendant Corp., LYON, 2.50%, 2/13/2021	1,931,488

		Information Technology--2.5%
2,000,000		Hewlett-Packard Co., LYON, 10/14/2017	1,127,480
300,000		Peregrine Systems, Inc., Sub. Note, 5.50%, 11/15/2007	438,750
700,000	[2]	Peregrine Systems, Inc., Sub. Note, 5.50%, 11/15/2007	951,125

		TOTAL	2,517,355

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $12,848,472)	13,147,408

		TOTAL INVESTMENTS (IDENTIFIED COST $88,038,070)[3]	$97,101,374

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At June 30, 2001, these securities amounted to $10,921,050 which represents 11.1% of net assets.

3 The cost of investments for federal tax purposes amounts to $88,038,070. The net unrealized appreciation of investments on a federal tax basis amounts to $9,063,304 which is comprised of $11,696,237 appreciation and $2,632,933 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($98,221,744) at June 30, 2001.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
DECS	--Dividend Enhanced Convertible Stock
LYON	--Liquid Yield Option Note
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
ZENS	--Zero Exchange Sub Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $88,038,070)		$97,101,374
Income receivable		107,826
Receivable for investments sold		3,897,247

TOTAL ASSETS		101,106,447

Liabilities:
Payable for investments purchased	$2,080,751
Payable to bank	789,135
Accrued expenses	14,817

TOTAL LIABILITIES		2,884,703

Net assets for 7,581,034 shares outstanding		$98,221,744

Net Assets Consist of:
Paid in capital		$103,964,847
Net unrealized appreciation of investments		9,063,304
Accumulated net realized loss on investments		(15,602,551)
Undistributed net investment income		796,144

TOTAL NET ASSETS		$98,221,744

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$98,221,744 ÷ 7,581,034 shares outstanding		$12.96

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $6,291)			$875,557
Interest			554,674

TOTAL INCOME			1,430,231

Expenses:
Investment adviser fee		$381,932
Administrative personnel and services fee		62,035
Custodian fees		4,817
Transfer and dividend disbursing agent fees and expenses		8,446
Directors'/Trustees' fees		1,690
Auditing fees		6,243
Legal fees		364
Portfolio accounting fees		22,344
Printing and postage		11,491
Insurance premiums		913
Miscellaneous		527

TOTAL EXPENSES		500,802

Waiver and Expense Reduction:
Waiver of investment adviser fee	$(18,126)
Fees paid indirectly from directed broker arrangements	(1,747)

TOTAL WAIVER AND EXPENSE REDUCTION		(19,873)

Net expenses			480,929

Net investment income			949,302

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(5,998,473)
Net change in unrealized appreciation of investments			(3,205,913)

Net realized and unrealized loss on investments			(9,204,386)

Change in net assets resulting from operations			$(8,255,084)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$949,302	$1,751,646
Net realized loss on investments	(5,998,473)	(7,839,296)
Net change in unrealized appreciation of investments	(3,205,913)	(7,395,373)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(8,255,084)	(13,483,023)

Distributions to Shareholders:
Distributions from net investment income	(1,902,807)	(1,003,430)

Share Transactions:
Proceeds from sale of shares	8,975,464	39,875,641
Net asset value of shares issued to shareholders in payment of distributions declared	1,902,806	1,003,429
Cost of shares redeemed	(7,432,744)	(9,077,688)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,445,526	31,801,382

Change in net assets	(6,712,365)	17,314,929

Net Assets:
Beginning of period	104,934,109	87,619,180

End of period (including undistributed net investment income of $796,144 and $1,749,649, respectively)	$98,221,744	$104,934,109

See Notes which are an integral part of the Financial Statement

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,			Period Ended
	6/30/2001	2000	1999	1998	12/31/1997 [1]
Net Asset Value, Beginning of Period	$14.32	$16.28	$14.15	$12.31	$10.47
Income From Investment Operations:
Net investment income	0.12	0.22	0.22 [2]	0.22	0.23
Net realized and unrealized gain (loss) on investments	(1.23)	(2.01)	2.32	1.69	1.76

TOTAL FROM INVESTMENT OPERATIONS	(1.11)	(1.79)	2.54	1.91	1.99

Less Distributions:
Distributions from net investment income	(0.25)	(0.17)	(0.23)	(0.07)	(0.15)
Distributions from net realized gain on investments	--	--	(0.18)	--	--

TOTAL DISTRIBUTIONS	(0.25)	(0.17)	(0.41)	(0.07)	(0.15)

Net Asset Value, End of Period	$12.96	$14.32	$16.28	$14.15	$12.31

Total Return[3]	(7.64)%	(11.19)%	18.39%	15.57%	19.19%

Ratios to Average Net Assets:

Expenses	0.94%[4]	0.95%	0.94%	0.93%	0.85%[4]

Net investment income	1.87%[4]	1.67%	1.48%	2.04%	2.41%[4]

Expense waiver/reimbursement[5]	0.04%[4]	0.04%	0.20%	0.43%	1.44%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$98,222	$104,934	$87,619	$57,499	$32,875

Portfolio turnover	59%	74%	49%	59%	68%

1 Reflects operations for the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

2 Calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	656,393	2,453,385
Shares issued to shareholders in payment of distributions declared	154,323	57,273
Shares redeemed	(559,691)	(562,436)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	251,025	1,948,222

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse the Fund for certain operating expenses, the Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder services fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund's shares, annually, to compensate FSC. For the six months ended June 30, 2001, the Fund did not incur a distribution services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $1,747 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$64,482,755

Sales	$58,297,581

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916801

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G01305-01 (8/01)

Federated Investors
World-Class Investment Manager

Federated Growth Strategies Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Growth Strategies Fund II, a portfolio of Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2001 through June 30, 2001. It begins with a commentary by the fund's portfolio managers, which is followed by a complete listing of the fund's growth stock holdings and the financial statements.

Federated Growth Strategies Fund II is managed to help your investment grow over the long term through a highly diversified portfolio of common stocks issued by large, quality companies. At the end of the reporting period, the fund's extensive list of stock holdings included many well-known names like AOL Time Warner, Barnes & Noble, BellSouth, Dell Computer, Home Depot, Johnson & Johnson, Mattel, Pfizer and Quaker Oats.

This diversified portfolio produced a six-month total return of (15.08)%.1 Capital gain distributions totaled $0.323. Its net asset value decreased by $3.84. On June 30, 2001, net assets were $111.1 million.

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you buy more fund shares when prices are low--and fewer when prices are high.2

Thank you for putting your money to work in quality companies through the diversification and professional management of Federated Growth Strategies Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 Systematic investing does no assure a profit or protect against a loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

The second quarter of 2001 was spurred on by more easing by the Federal Reserve Board (the "Fed"), which provided a surprise, mid-morning rate cut in April. Similar to the first quarter, this sparked a strong rally in Technology stocks and more tepid moves up in the defensive, or stable growth, sectors. These trends lasted into the middle of May, when continued signs of weakness in technology and general economic malaise caused most indices to drift modestly lower through the second quarter ended June 30, 2001. The Standard & Poor's 500 Index (S&P 500),1 which has Technology as its largest sector, was up 5.85%.

Federated Growth Strategies Fund II was up 6.92% in the second quarter of 2001. The average fund in the Lipper VA Growth Funds Average was up 9.43%.2 While the fund came into the quarter underweight in technology relative to its peers, and modestly overweight in more stable growth sectors, such as Consumer Cyclicals, the primary causes for the modest underperformance were the poor performance of exposures in Energy and Utilities. In Energy, the weakness in natural gas prices (the Henry Hub Index fell from $5.45/MMBtu to $3.22) put pressure on companies that service drilling and production facilities. In Utilities, the political uncertainty surrounding the California electricity dilemma hurt the independent power producers that sell electricity to the local utilities.

We expected to see continued signs of economic sluggishness as we moved through the second quarter, and we did. We believe that most of the third quarter will bring more of the same. However, the Fed, as well as other central banks around the world, has been an aggressive provider of liquidity, both through lower interest rates and increased money supply, since the end of last year. Given the historic relationship between monetary stimulation and subsequent economic growth, we expect that indices of economic growth will begin to stabilize and turn up as we move through the fourth quarter.

Since markets tend to anticipate such changes, we believe that investors' focus will be on stocks and sectors that are more levered to improvements in the economy, as it has started to be this past quarter. Consequently, we have been gradually increasing the fund's exposure to Technology and anticipate modest increases in Consumer Discretionary and other more cyclical sectors over the next two quarters. Since the end of the first quarter, we have concurrently modestly and lowered exposure to more stable growth sectors such as Health Care and Consumer Staples. These sectors, as well as Financials, could continue to be used as a source of funds should an economic reacceleration become more obvious, which we expect.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

Portfolio of Investments

June 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--97.2%
		Consumer Discretionary--9.9%
14,200	[1]	AOL Time Warner, Inc.	$752,600
32,400	[1]	BJ's Wholesale Club, Inc.	1,725,624
32,400	[1]	Barnes & Noble, Inc.	1,274,940
36,600	[1]	Bed Bath & Beyond, Inc.	1,141,920
20,800		Home Depot, Inc.	968,240
13,200		Lowe's Cos., Inc.	957,660
56,400		Mattel, Inc.	1,067,088
28,300		TJX Cos., Inc.	901,921
31,000		Target Corp.	1,072,600
44,400	[1]	Toys `R' Us, Inc.	1,098,900

		TOTAL	10,961,493

		Consumer Staples--5.4%
16,100		Hershey Foods Corp.	993,531
33,300		Pepsi Bottling Group, Inc. (The)	1,335,330
17,700		Philip Morris Cos., Inc.	898,275
8,400		Quaker Oats Co.	766,500
33,600		Ralston Purina Co.	1,008,672
34,500		UST, Inc.	995,670

		TOTAL	5,997,978

		Energy--6.1%
31,300	[1]	BJ Services Co.	888,294
43,800	[1]	Grant Prideco, Inc.	766,062
30,000	[1]	National-Oilwell, Inc.	804,000
22,400		Tidewater, Inc.	844,480
25,500		Ultramar Diamond Shamrock Corp.	1,204,875
28,200		Valero Energy Corp.	1,037,196
25,900		Weatherford International, Inc.	1,243,200

		TOTAL	6,788,107

		Financials--12.7%
10,500		Astoria Financial Corp.	577,500
14,800		Commerce Bancorp, Inc.	1,037,480
16,400		Dime Bancorp, Inc.	610,900
18,000		Fannie Mae	1,532,700
21,200		Federal Home Loan Mortgage Corp.	1,484,000
14,800		Household International, Inc.	987,160
22,700		LaBranche & Co., Inc.	658,300
10,700		Lehman Brothers Holdings, Inc.	831,925
13,200		M & T Bank Corp.	996,600
34,700		Manulife Financial Corp.	968,477
31,200		Old Republic International Corp.	904,800
13,100		Providian Financial Corp.	775,520
12,600		SEI Investments, Co.	597,240
40,200		SouthTrust Corp.	1,045,200
35,800		Synovus Financial Corp.	1,123,404

		TOTAL	14,131,206

Shares			Value
		COMMON STOCKS--continued
		Health Care--16.7%
18,000		Allergan, Inc.	$1,539,000
17,700		American Home Products Corp.	1,034,388
18,300		Cardinal Health, Inc.	1,262,700
55,300	[1]	Caremark Rx, Inc.	909,685
27,400	[1]	Celgene Corp.	790,490
27,100		Dentsply International, Inc.	1,201,885
14,900	[1]	Enzon, Inc.	931,250
12,400	[1]	Forest Laboratories, Inc., Class A	880,400
18,400		Johnson & Johnson	920,000
12,200	[1]	King Pharmaceuticals, Inc.	655,750
8,100		Lilly (Eli) & Co.	599,400
35,700	[1]	Patterson Dental Co.	1,071,000
34,868		Pfizer, Inc.	1,396,464
26,500	[1]	Quintiles Transnational Corp.	669,125
13,600	[1]	Tenet Healthcare Corp.	701,624
10,800		UnitedHealth Group, Inc.	666,900
30,400		Universal Health Services, Inc., Class B	1,383,200
11,700		Varian Medical Systems, Inc.	836,550
18,300	[1]	Watson Pharmaceuticals, Inc.	1,128,012

		TOTAL	18,577,823

		Industrials--8.5%
32,000	[1]	Allied Waste Industries, Inc.	597,760
59,900	[1]	Cendant Corp.	1,168,050
29,000	[1]	Concord EFS, Inc.	1,508,290
12,300		Expeditors International Washington, Inc.	737,988
8,400		First Data Corp.	539,700
15,600		Jacobs Engineering Group, Inc.	1,017,588
19,700		Lockheed Martin Corp.	729,885
26,000		Precision Castparts Corp.	972,920
20,300		Tyco International Ltd.	1,106,350
35,900		Waste Management, Inc.	1,106,438

		TOTAL	9,484,969

		Information Technology--26.5%
15,700	[1]	Affiliated Computer Services, Inc., Class A	1,128,987
71,900	[1]	Agere Systems, Inc., Class A	539,250
29,900	[1]	Altera Corp.	867,100
15,400	[1]	Amdocs Ltd.	829,290
17,500	[1]	Applied Materials, Inc.	859,250
30,200	[1]	Applied Micro Circuits Corp.	519,440
17,300	[1]	Broadcom Corp.	739,748
21,400	[1]	Brocade Communications Systems, Inc.	941,386
14,800	[1]	Check Point Software Technologies Ltd.	748,436
37,500	[1]	Cisco Systems, Inc.	682,500
17,500	[1]	Comverse Technology, Inc.	999,250
52,600	[1]	Dell Computer Corp.	1,375,490
34,600	[1]	EMC Corp. Mass	1,005,130
13,600	[1]	Electronic Arts, Inc.	787,440
27,600	[1]	Emulex Corp.	1,115,040
30,200	[1]	Flextronics International Ltd.	788,522
13,500	[1]	International Rectifier Corp.	460,350
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Information Technology--continued
16,700	[1]	KLA-Tencor Corp.	$976,449
61,400	[1]	Legato Systems, Inc.	979,330
12,000	[1]	Mercury Interactive Corp.	718,800
19,200	[1]	Micron Technology, Inc.	789,120
8,100	[1]	Microsoft Corp.	591,300
17,700	[1]	Novellus Systems, Inc.	1,005,183
43,500	[1]	Oracle Corp.	826,500
37,900	[1]	Peregrine Systems, Inc.	1,099,100
19,000	[1]	Qlogic Corp.	1,224,550
17,000	[1]	Qualcomm, Inc.	994,160
13,400	[1]	Siebel Systems, Inc.	628,460
26,000	[1]	SunGuard Data Systems, Inc.	780,260
16,200	[1]	Symantec Corp.	707,778
83,160	[1]	Taiwan Semiconductor Manufacturing Co., ADR	1,263,200
21,700	[1]	Teradyne, Inc.	718,270
18,100		Texas Instruments, Inc.	570,150
9,800	[1]	Verisign, Inc.	588,098
13,400	[1]	Xilinx, Inc.	552,616

		TOTAL	29,399,933

		Materials--2.8%
20,100		Cabot Corp.	724,002
31,100		Dow Chemical Co.	1,034,075
12,000	[1]	Shaw Group, Inc. (The)	481,200
35,900		Westvaco Corp.	872,011

		TOTAL	3,111,288

		Telecommunication Services--3.8%
36,500		BCE, Inc.	959,950
20,400		BellSouth Corp.	821,508
32,600		BroadWing, Inc.	797,070
48,600	[1]	NEXTEL Communications, Inc., Class A	850,500
15,700		Verizon Communications	839,950

		TOTAL	4,268,978

		Utilities--4.8%
42,800	[1]	Calpine Corp.	1,617,840
15,672		Dynegy, Inc.	728,748
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--continued
14,900		Enron Corp.	$730,100
23,200		Kinder Morgan, Inc.	1,165,800
46,000	[1]	Orion Power Holdings, Inc.	1,095,260

		TOTAL	5,337,748

		TOTAL COMMON STOCKS (IDENTIFIED COST $99,242,249)	108,059,523

		REPURCHASE AGREEMENT--4.9%[2]
$5,481,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	5,481,000

		TOTAL INVESTMENTS (IDENTIFIED COST $104,723,249)[3]	$113,540,523

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $104,723,249. The net unrealized appreciation of investments on a federal tax basis amounts to $8,817,274 which is comprised of $13,151,361 appreciation and $4,334,087 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($111,138,759) at June 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $104,723,249)		$113,540,523
Cash		114
Income receivable		60,351
Receivable for investments sold		1,706,089
Prepaid expenses		15,656

TOTAL ASSETS		115,322,733

Liabilities:
Payable for investments purchased	$4,174,132
Accrued expenses	9,842

TOTAL LIABILITIES		4,183,974

Net assets for 5,754,790 shares outstanding		$111,138,759

Net Assets Consist of:
Paid in capital		$110,954,051
Net unrealized appreciation of investments		8,817,326
Accumulated net realized loss on investments		(8,590,370)
Net operating loss		(42,248)

TOTAL NET ASSETS		$111,138,759

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$111,138,759 ÷ 5,754,790 shares outstanding		$19.31

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $2,014)		$371,445
Interest		94,139

TOTAL INCOME		465,584

Expenses:
Investment adviser fee	$439,817
Administrative personnel and services fee	61,987
Custodian fees	6,593
Transfer and dividend disbursing agent fees and expenses	1,533
Directors'/Trustees' fees	1,093
Auditing fees	3,723
Legal fees	918
Portfolio accounting fees	26,186
Printing and postage	5,372
Insurance Premiums	955

TOTAL EXPENSES	548,177

Waiver of investment adviser fee	(40,001)

Net expenses		508,176

Net operating loss		(42,592)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(8,094,827)
Net change in unrealized appreciation of investments		(12,154,199)

Net realized and unrealized loss on investments		(20,249,026)

Change in net assets resulting from operations		$(20,291,618)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(42,592)	$(568,087)
Net realized gain (loss) on investments	(8,094,827)	1,556,135
Net change in unrealized appreciation of investments	(12,154,199)	(34,132,274)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(20,291,618)	(33,144,226)

Distributions to Shareholders:
Distributions from net realized gain on investments	(1,849,196)	(10,631,541)

Share Transactions:
Proceeds from sale of shares	7,476,238	51,033,929
Net asset value of shares issued to shareholders in payment of distributions declared	1,849,195	10,631,529
Cost of shares redeemed	(8,396,773)	(18,102,086)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	928,660	43,563,372

Change in net assets	(21,212,154)	(212,395)

Net Assets:
Beginning of period	132,350,913	132,563,308

End of period (including undistributed net investment income of $0 and $344, respectively)	$111,138,759	$132,350,913

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$23.15	$30.88	$17.91	$16.14	$12.80	$10.30
Income From Investment Operations:
Net investment income (net operating loss)	(0.01)	(0.10)	(0.07)	(0.04)[1]	0.02 [1]	0.05
Net realized and unrealized gain (loss) on investments	(3.51)	(5.32)	13.04	2.83	3.41	2.45

TOTAL FROM INVESTMENT OPERATIONS	(3.52)	(5.42)	12.97	2.79	3.43	2.50

Less Distributions:
Distributions from net investment income	--	--	--	(0.02)	(0.02)	(0.00)[2]
Distributions from net realized gain on investments	(0.32)	(2.31)	--	(1.00)	(0.07)	--

TOTAL DISTRIBUTIONS	(0.32)	(2.31)	--	(1.02)	(0.09)	--

Net Asset Value, End of Period	$19.31	$23.15	$30.88	$17.91	$16.14	$12.80

Total Return[3]	(15.08)%	(19.91)%	72.42%	17.44%	27.03%	24.32%

Ratios to Average Net Assets:

Expenses	0.87%[4]	0.86%	0.85%	0.86%	0.85%	0.85%

Net investment income (net operating loss)	(0.07)%[4]	(0.39)%	(0.38)%	(0.25)%	0.14%	0.55%

Expense waiver/reimbursement[5]	0.07%[4]	0.08%	0.20%	0.31%	0.67%	3.87%

Supplemental Data:

Net assets, end of period (000 omitted)	$111,139	$132,351	$132,563	$62,747	$47,280	$16,985

Portfolio turnover	101%	128%	117%	104%	148%	96%

1 Per Share information presented is based upon the monthly average number of shares outstanding.

2 Less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	356,197	1,744,558
Shares issued to shareholders in payment of distributions declared	103,596	314,728
Shares redeemed	(422,595)	(633,935)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	37,198	1,425,351

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder services fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund annually, to compensate FSC. For the six months ended June 30, 2001, the Fund did not incur a distribution services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$116,379,260

Sales	$115,720,078

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916702

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G00433-08 (8/01)

Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present your Semi-Annual Report for Federated High Income Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2001 through June 30, 2001 for Primary Shares and Service Shares. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

For the six-month reporting period ended June 30, 2001, the fund's broadly diversified, carefully researched portfolio held more than 250 high-yield, lower-rated bonds.1 Total return was negatively impacted by a decline in high yield bond prices, with credit concerns being the primary driver of weaker performance. Individual share class total return for the reporting period ended June 30, 2001, including income distributions, follows.2

	Total Return	Dividends	Net Asset Value Change
Primary Shares	1.25%	$0.881	$8.46 to $7.71 = (8.87)%
Service Shares	1.25%	$0.881	$8.46 to $7.71 = (8.87)%

On June 30, 2001, net assets for the fund totaled $226.1 million.

Thank you for participating in the income opportunities of high-yield corporate bonds through the diversification and professional management of Federated High Income Bond Fund II. As always, we welcome your comments and suggestions.

Very sincerely yours,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

MARKET OVERVIEW

The high yield market barely outperformed the high quality bond market during the six-month reporting period ended June 30, 2001. For example, the Lehman Brothers High Yield Index1 returned 3.93% for the period while the Lehman Brothers Aggregate Index,2 a measure of high quality bond performance, returned 3.62%. However, there were two very distinct periods within the reporting period. High yield got off to a fast start driven by the Federal Reserve Board's (the "Fed") surprise January interest rate reduction. Strong equity markets, the hope for an improving economic situation and perceived attractive valuations for high yield bonds led to a substantial high yield rally in January and February. Unfortunately, the rally was short lived as credit quality concerns continued to plague the high yield market with default rates remaining well above normal and credit downgrades far exceeding upgrades. Also, falling equity prices and continuing concerns among investors about the impact of slowing economies, both in the United States and abroad, negatively impacted the market. Finally, the high yield Telecommunications sector moved substantially lower in response to continuing defaults in the sector, operational disappointments, funding shortfalls and concerns over the well documented "fiber-glut." Within the high yield market, the bias toward quality was clearly seen with the higher quality BB-rated sector returning 8.27% while the B-rated sector returned 1.30%.

1 Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original amount invested. Indexes are unmanaged and are rebalanced monthly by market capitalization. Investments cannot be made in an index.

2 Lehman Brothers High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum mount outstanding of $100m, and at least one year to maturity. Investments cannot be made in an index.

FUND PERFORMANCE

The fund's Primary Shares and Service Shares each had a total return of 1.25%,3 underperformng the Lehman Brothers High Yield Index, which returned 3.93% during the reporting period. The fund did outperform its peer group, the Lipper Variable Annuity High Current Yield Fund Average,4 which returned 1.10%. The fund's overweight in B-rated securities and underweight in BB-rated securities was the primary cause of the fund's underperformance. The fund's overweight in zero coupon step-up bonds also negatively impacted performance. The fund's position in the Telecommunications sector negatively impacted returns as holdings in Level 3 Communications, Inc., Global Crossing Holdings Ltd., XO Communications, Inc. and McLeodUSA, Inc. fell in a weak overall Telecommunications market and Telecommunication positions in Viatel, Inc., PSINet, Inc., WinStar Communications, Inc. and Teligent AB defaulted during the period. Other positions, which underperformed the overall market, were NTL, Inc. and Polymer Group, Inc. On the positive side, previously defaulted positions in AEI Resources, Inc., Genesis Health Ventures, Inc. and Regal Cinemas, Inc. outperformed the overall market, as did positions in Agrilink Foods, Inc., Charter Communications Holdings Capital Corp., Intermedia Communications, Inc., United Industries Corp. and Allied Waste North America, Inc.

CURRENT STRATEGY

From a portfolio perspective, we have considerably reduced exposure to the wireline Telecommunications sector, as these companies continue to face near term execution issues. We have maintained exposure on the wireless side of Telecommunications (i.e. cell phones) as we believe the outlook there is brighter. Overall, Telecommunications remains a large exposure in the fund although we are underweight the index. Also, two large Telecommunications holdings, VoiceStream Wireless Corp. and Intermedia Communications, Inc., benefited from mergers over the past several months, reducing the volatility of the respective securities. We continue to have a bias toward companies with stable operating outlooks. We would like to modestly increase quality while still being an optimistic purchaser of more aggressive situations that will benefit from, what we believe, will be an improving economy into 2002.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not indicate the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

4 LIpper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Portfolio of Investments

June 30, 2001 (unaudited)

Principal Amount			Value
		CORPORATE BONDS--90.0%
		Aerospace & Defense--0.6%
$450,000	[1,2]	Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	$456,750
750,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	731,250
325,000		Condor Systems, Inc., Sr. Sub. Note, 11.875%, 5/1/2009	164,125

		TOTAL	1,352,125

		Automotive--3.6%
775,000		Accuride Corp., Sr. Sub. Note, 9.25%, 2/1/2008	515,375
425,000		Aftermarket Technology Co., Sr. Sub. Note (Series B), 12.00%, 8/1/2004	427,125
350,000		Aftermarket Technology Co., Sr. Sub. Note (Series D), 12.00%, 8/1/2004	351,750
1,750,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	1,754,375
650,000		Arvin Industries, Inc., Note, 7.125%, 3/15/2009	579,884
475,000	[1,2]	Hayes Lemmerz International, Inc., 11.875%, 6/15/2006	470,250
675,000		J.L. French Automotive Castings, Inc., Sr. Sub. Note (Series B), 11.50%, 6/1/2009	253,125
2,100,000		Lear Corp., Sr. Note, 8.11%, 5/15/2009	2,096,850
850,000		Lear Corp., Sub. Note, 9.50%, 7/15/2006	890,375
825,000		Motor Coach Industries International, Inc., Company Guarantee, 11.25%, 5/1/2009	334,125
750,000		Oxford Automotive, Inc., Sr. Sub. Note, 10.125%, 6/15/2007	468,750

		TOTAL	8,141,984

		Banking--1.2%
2,800,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	2,729,216

		Beverage & Tobacco--0.3%
800,000	[1,2]	Constellation Brands, Inc., Sr. Note, 8.00%, 2/15/2008	804,000

		Broadcast Radio & Television--3.2%
1,200,000		ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004	1,134,000
255,300		AMFM, Inc., Deb., 12.625%, 10/31/2006	280,830
2,475,000		Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007	2,357,438
500,000	[1,2]	Lin Television Corp., Sr. Note, 8.00%, 1/15/2008	485,000
1,250,000		Orion Network Systems, Sr. Note, 11.25%, 1/15/2007	506,250
1,425,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007	1,396,500
650,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 9/30/2005	653,250
800,000		XM Satellite Radio, Inc., Unit, 14.00%, 3/15/2010	484,000

		TOTAL	7,297,268

		Building & Development--1.7%
700,000		American Builders & Contractors Supply Co., Inc., Sr. Sub. Note, 10.625%, 5/15/2007	647,500
1,050,000		Formica Corp., Sr. Sub. Note, 10.875%, 3/1/2009	635,250
925,000		NCI Building System, Inc., Sr. Sub. Note (Series B), 9.25%, 5/1/2009	851,000
575,000		Nortek, Inc., Sr. Note, 9.125%, 9/1/2007	566,375
1,050,000	[1,2]	WCI Communities, Inc., Sr. Sub. Note, 10.625%, 2/15/2011	1,097,250

		TOTAL	3,797,375

Principal Amount			Value
		CORPORATE BONDS--continued
		Business Equipment & Services--1.6%
$1,175,000		Buhrmann US, Inc., Sr. Sub. Note, 12.25%, 11/1/2009	$1,169,125
20,801	[1]	Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2004	2
21,099	[1]	Electronic Retailing Systems International, Inc., Sr. Disc. Note, 10.00%, 8/1/2001	8,967
2,375,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	2,363,125
1,750,000	[1,3]	U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	43,750

		TOTAL	3,584,969

		Cable Television--11.1%
500,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	498,625
350,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	372,750
875,000		CSC Holdings, Inc., Sr. Sub. Note, 9.25%, 11/1/2005	901,250
650,000		CSC Holdings, Inc., Sr. Sub. Note, 9.875%, 5/15/2006	679,250
7,050,000		Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	4,459,125
4,775,000		Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	3,282,813
1,175,000		Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007	722,625
525,000		Diamond Cable Communications PLC, Sr. Note, 9.125%, 2/1/2008	328,125
1,500,000		Echostar Broadband Corp., Sr. Note, 10.375%, 10/1/2007	1,507,500
1,300,000		Echostar Communications Corp., Sr. Note, 9.375%, 2/1/2009	1,303,250
2,725,000		International Cabletel, Inc., Sr. Defd. Cpn. Note, (Series B), 0/11.50%, 2/1/2006	1,866,625
400,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	418,208
4,075,000		NTL, Inc., Sr. Defd. Note, 0/9.75%, 4/1/2008	1,793,000
1,050,000		NTL, Inc., Sr. Defd. Note, 0/12.375%, 10/1/2008	467,250
500,000		NTL, Inc., Sr. Note, 11.50%, 10/1/2008	337,500
600,000		Pegasus Communications Corp., Sr. Disc. Note, 0/13.50%, 3/1/2007	369,000
675,000	[1,2]	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	357,750
700,000	[1,2]	Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	701,750
500,000		RCN Corp., Sr. Disc. Note, 0/11.125%, 10/15/2007	132,500
475,000		RCN Corp., Sr. Note, 0/9.80%, 2/15/2008	130,625
400,000		Rogers Cablesystems Ltd., Sr. Sub. GTD Note, 11.00%, 12/1/2015	446,000
2,150,000		TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007	1,849,000
400,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	358,000
900,000		UIH Australia/Pacific, Sr. Disc. Note, 14.00%, 5/15/2006	292,500
4,325,000		United International Holdings, Inc., Sr. Secd. Disc. Note, 0/10.75%, 2/15/2008	1,362,375
1,300,000		United Pan-Europe Communications NV, Sr. Disc. Note (Series B), 0/13.375%, 11/1/2009	214,500

		TOTAL	25,151,896

		Chemicals & Plastics--3.2
475,000		Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	311,125
750,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	566,250
925,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	513,375
950,000	[1,2]	Huntsman Corp., Sr. Sub. Note, 9.50%, 7/1/2007	555,750
900,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	895,500
825,000		Lyondell Chemical Co., Sr. Secd. Note (Series A), 9.625%, 5/1/2007	829,125
1,800,000		Lyondell Chemical Co., Sr. Sub. Note (Series B), 10.875%, 5/1/2009	1,804,500
650,000		Polymer Group, Inc., Sr. Sub. Note, 8.75%, 3/1/2008	243,750
2,075,000		Polymer Group, Inc., Sr. Sub. Note, 9.00%, 7/1/2007	798,875
725,000		Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%, 8/15/2008	39,875
875,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	783,125

		TOTAL	7,341,250

Principal Amount			Value
		CORPORATE BONDS--continued
		Clothing & Textiles--0.4
$625,000	[1,3]	Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	$53,125
1,200,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	912,000
575,000	[1,3]	Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	14,375
150,000	[1,3]	Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	5,250
1,350,000	[1,3]	Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	47,250

		TOTAL	1,032,000

		Conglomerates--0.3
1,150,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	782,000

		Consumer Products--5.2%
1,350,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	1,355,062
400,000	[1,2]	American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/2008	390,000
975,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	862,875
1,150,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	1,063,750
250,000	[3]	Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	3,750
200,000	[3]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	31,000
775,000		Jostens, Inc., Sr. Sub. Note, 12.75%, 5/1/2010	786,625
1,000,000		Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	910,000
400,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	382,000
850,000	[1,2]	Playtex Products, Inc., Sr. Sub. Note, 9.375%, 6/1/2011	871,250
1,925,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	875,875
1,250,000		Sealy Mattress Co., Company Guarantee, 0/10.875%, 12/15/2007	1,031,250
200,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	198,000
550,000		Sleepmaster L.L.C., Sr. Sub. Note, 11.00%, 5/15/2009	382,250
329,000		The Boyds Collection, Ltd., Sr. Sub. Note, 9.00%, 5/15/2008	329,823
650,000		True Temper Sports, Inc., Sr. Sub. Note, 10.875%, 12/1/2008	666,250
1,100,000		United Industries Corp., Sr. Sub. Note (Series B), 9.875%, 4/1/2009	885,500
725,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	685,125

		TOTAL	11,710,385

		Container & Glass Products--2.0%
650,000		Huntsman Packaging Corp., Unit, 13.00%, 6/1/2010	497,250
1,150,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	856,750
750,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	536,250
300,000		Owens-Illinois, Inc., Sr. Note, 7.85%, 5/15/2004	238,500
1,050,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	782,250
725,000	[1,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 10.875%, 2/15/2009	112,375
1,000,000	[1,2]	Sealed Air Corp., Note, 8.75%, 7/1/2008	992,500
550,000		Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	442,750

		TOTAL	4,458,625

		Ecological Services & Equipment--3.2%
650,000	[1,2]	Allied Waste North America, Inc., Sr. Secd. Note, 8.875%, 4/1/2008	673,562
6,400,000		Allied Waste North America, Inc., Sr. Sub. Note, 10.00%, 8/1/2009	6,624,000

		TOTAL	7,297,562

Principal Amount			Value
		CORPORATE BONDS--continued
		Electronics--1.0%
$350,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	$340,375
175,000		SCG Holding Corp. / Semiconductor Components Industries, LLC, Sr. Sub. Note, 12.00%, 8/1/2009	111,125
2,025,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	1,731,375

		TOTAL	2,182,875

		Farming & Agriculture--0.3%
825,000		Royster-Clark, Inc., 1st Mtg. Note, 10.25%, 4/1/2009	660,000

		Food & Drug Retailers--0.7%
350,000		Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004	140,000
1,350,000	[1,2]	Del Monte Corp., Sr. Sub. Note, 9.25%, 5/15/2011	1,370,250

		TOTAL	1,510,250

		Food Products--1.5%
1,900,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	1,729,000
650,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	377,000
1,050,000	[1,2]	Michael Foods, Inc., Sr. Sub. Note, 11.75%, 4/1/2011	1,081,500
375,000		New World Pasta Co., Sr. Sub. Note, 9.25%, 2/15/2009	249,375

		TOTAL	3,436,875

		Food Services--1.2%
700,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	437,500
1,150,000		Carrols Corp., Company Guarantee, 9.50%, 12/1/2008	1,017,750
1,200,000		Domino's, Inc., Company Guarantee, 10.375%, 1/15/2009	1,224,000

		TOTAL	2,679,250

		Forest Products--1.4%
500,000		Georgia-Pacific Corp., Note, 7.50%, 5/15/2006	498,565
1,000,000	[1,2]	Riverwood International Corp., Sr. Note, 10.625%, 8/1/2007	1,035,000
775,000	[1,2]	Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	792,437
800,000		Stone Container Corp., Sr. Note, 12.58%, 8/1/2016	840,000

		TOTAL	3,166,002

		Health Care--6.8%
1,300,000	[1,2]	Alliance Imaging, Inc., Sr. Sub. Note, 10.375%, 4/15/2011	1,332,500
900,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	886,500
1,200,000		Columbia/HCA Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	1,186,176
325,000	[1,2]	DaVita, Inc., Sr. Sub. Note, 9.25%, 4/15/2011	334,750
500,000		HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	535,000
1,200,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	1,212,000
575,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	255,875
1,000,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	505,000
1,675,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	1,532,625
550,000	[1,2]	Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	562,375
450,000	[1,2]	Owens & Minor, Inc., Sr. Sub. Note, 8.50%, 7/15/2011	456,750
200,000		Tenet Healthcare Corp., Sr. Note, 7.625%, 6/1/2008	205,500
3,275,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	3,389,625
2,000,000		Tenet Healthcare Corp., Sr. Note, 9.25%, 9/1/2010	2,290,000
200,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	207,000
500,000	[1,2]	Triad Hospitals, Inc., Sr. Note, 8.75%, 5/1/2009	510,000

		TOTAL	15,401,676

Principal Amount			Value
		CORPORATE BONDS--continued
		Hotels, Motels, Inns & Casinos--4.1%
$600,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	$618,000
1,575,000	[1,2]	Felcor Lodging LP, Sr. Note, 8.50%, 6/1/2011	1,512,000
1,625,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	1,698,125
2,575,000		HMH Properties, Inc., Sr. Note (Series B), 7.875%, 8/1/2008	2,446,250
1,475,000		HMH Properties, Inc., Sr. Note (Series C), 8.45%, 12/1/2008	1,445,500
325,000		Hilton Hotels Corp., Note, 7.625%, 5/15/2008	316,453
350,000	[1,2]	MeriStar Hospitality Corp., Sr. Note, 9.00%, 1/15/2008	354,375
800,000	[1,2]	MeriStar Hospitality Corp., Sr. Note, 9.125%, 1/15/2011	810,000

		TOTAL	9,200,703

		Industrial Products & Equipment--4.3%
480,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	506,400
950,000		Blount, Inc., Company Guarantee, 13.00%, 8/1/2009	565,250
450,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	452,250
750,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	318,750
1,275,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	1,026,375
925,000		Hexcel Corporation, Sr. Sub. Note (Series B), 9.75%, 1/15/2009	915,750
500,000		Hexcel Corporation, Sub. Note, 7.00%, 8/1/2003	497,500
1,025,000		ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008	548,375
225,000		International Utility Structures, Inc., Sr. Sub. Note, 10.75%, 2/1/2008	124,875
1,275,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	1,239,937
1,750,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	936,250
875,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	826,875
1,775,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	1,695,125

		TOTAL	9,653,712

		Leisure & Entertainment--1.5%
1,164,000	[1,3]	AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006	29,100
1,850,000		Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	1,526,250
250,000		Premier Parks, Inc., Sr. Note, 9.25%, 4/1/2006	251,250
1,500,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	1,522,500

		TOTAL	3,329,100

		Machinery & Equipment--3.0%
1,500,000	[1,2]	AGCO Corp., Sr. Note, 9.50%, 5/1/2008	1,462,500
375,000	[1,2]	Briggs & Stratton Corp., Sr. Note, 8.875%, 3/15/2011	374,123
900,000	[1,3]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	22,500
1,100,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	984,500
875,000		Fairchild Corp., Sr. Sub. Note, 10.75%, 4/15/2009	704,375
750,000		NationsRent, Inc., Company Guarantee, 10.375%, 12/15/2008	176,250
550,000		Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	360,250
1,075,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	1,010,500
1,600,000	[1,2]	United Rentals, Inc., Sr. Note, 10.75%, 4/15/2008	1,680,000
675,000	[3]	WEC Co., Sr. Note, 12.00%, 7/15/2009	70,875

		TOTAL	6,845,873

Principal Amount			Value
		CORPORATE BONDS--continued
		Metals & Mining--0.5%
$1,025,000	[1,3]	AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	$702,125
1,000,000	[1,3]	AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	355,000

		TOTAL	1,057,125

		Oil & Gas--3.0%
825,000		BRL Universal Equipment, Sr. Secd. Note, 8.875%, 2/15/2008	853,875
450,000		Comstock Resources, Inc., Company Guarantee, 11.25%, 5/1/2007	483,750
1,000,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	875,000
300,000		DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007	309,000
700,000	[1,2]	Dresser, Inc., Sr. Sub. Note, 9.375%, 4/15/2011	724,500
700,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	745,500
700,000	[1,2]	Lone Star Technologies, Inc., Sr. Sub. Note, 9.00%, 6/1/2011	686,000
900,000		Pogo Producing Co., Sr. Sub. Note (Series B), 10.375%, 2/15/2009	972,000
1,200,000		Triton Energy Ltd., Sr. Note, 8.875%, 10/1/2007	1,242,000

		TOTAL	6,891,625

		Printing & Publishing--1.3%
775,000		Advanstar Communications, Company Guarantee (Series B), 12.00%, 2/15/2011	782,750
425,000	[1,2]	Advanstar, Inc., Unit, 0/15.00%, 10/15/2011	230,562
1,075,000		Garden State Newspapers, Inc., Sr. Sub. Note, 8.75%, 10/1/2009	1,048,125
625,000	[1,2]	Primedia, Inc., Sr. Note, 8.875%, 5/15/2011	590,625
525,000		Ziff Davis Media, Inc., Sr. Sub. Note, 12.00%, 7/15/2010	312,375

		TOTAL	2,964,437

		Real Estate--0.2%
550,000		Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005	574,750

		Retailers--0.5%
225,000		K Mart Corp., Sr. Note, 9.375%, 2/1/2006	220,219
825,000	[1,2]	Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	825,000

		TOTAL	1,045,219

		Services--2.1%
1,225,000	[1,2]	American Tower Systems Corp., Sr. Note, 9.375%, 2/1/2009	1,157,625
2,250,000		Crown Castle International Corp., Sr. Disc. Note, 0/10.375%, 5/15/2011	1,428,750
800,000		Crown Castle International Corp., Sr. Disc. Note, 0/11.25%, 8/1/2011	508,000
600,000		Crown Castle International Corp., Sr. Note, 10.75%, 8/1/2011	582,000
650,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	568,750
450,000		URS Corp., Sr. Sub. Note (Series B), 12.25%, 5/1/2009	461,250

		TOTAL	4,706,375

		Steel--0.5%
700,000		Metals USA, Inc., Sr. Sub. Note, 8.625%, 2/15/2008	483,000
550,000	[3]	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	57,750
700,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	640,500

		TOTAL	1,181,250

Principal Amount			Value
		CORPORATE BONDS--continued
		Surface Transportation--2.3%
$925,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	$624,375
700,000	[1,3]	AmeriTruck Distribution Corp., Sr. Sub. Note, (Series B), 12.25%, 11/15/2005	0
1,400,000		Gearbulk Holding Ltd., Sr. Note, 11.25%, 12/1/2004	1,435,000
550,000		Railworks Corp., Company Guarantee, 11.50%, 4/15/2009	189,750
900,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	814,500
1,250,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	1,237,500
800,000	[1,2]	Teekay Shipping Corp., Sr. Note, 8.875%, 7/15/2011	814,000
725,000	[1,3]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	18,125

		TOTAL	5,133,250

		Telecommunications & Cellular--12.6%
1,625,000		AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	942,500
350,000	[1,2]	Alamosa (Delaware) Inc., Sr. Note, 12.50%, 2/1/2011	316,750
2,700,000		Alamosa PCS Holdings, Inc., Sr. Disc. Note, 0/12.875%, 2/15/2010	1,255,500
550,000		Asia Global Crossing, Sr. Note, 13.375%, 10/15/2010	431,750
1,850,000		Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%, 8/15/2008	323,750
1,600,000		Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007	344,000
1,150,000		Call-Net Enterprises, Inc., Sr. Disc. Note, 0/10.80%, 5/15/2009	201,250
900,000		Dolphin Telecom PLC, Sr. Disc. Note, 0/14.00%, 5/15/2009	22,500
2,125,000		Global Crossing Holdings Ltd., Sr. Note, 9.50%, 11/15/2009	1,636,250
825,000		Intermedia Communications, Inc., Sr. Disc. Note, 0/11.25%, 7/15/2007	730,125
550,000		Intermedia Communications, Inc., Sr. Disc. Note, 0/12.50%, 5/15/2006	552,750
750,000		Intermedia Communications, Inc., Sr. Disc. Note (Series B), 0/12.25%, 3/1/2009	558,750
450,000		Intermedia Communications, Inc., Sr. Note, 8.875%, 11/1/2007	443,250
3,950,000		Level 3 Communications, Inc., Sr. Disc. Note, 0/10.50%, 12/1/2008	1,007,250
1,975,000		Level 3 Communications, Inc., Sr. Note, 9.125%, 5/1/2008	839,375
2,550,000		McLeodUSA, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007	1,389,750
250,000		McLeodUSA, Inc., Sr. Note, 8.125%, 2/15/2009	137,500
375,000		McLeodUSA, Inc., Sr. Note, 8.375%, 3/15/2008	208,125
400,000		McLeodUSA, Inc., Sr. Note, 9.25%, 7/15/2007	234,000
375,000		McLeodUSA, Inc., Sr. Note, 9.50%, 11/1/2008	219,375
1,950,000		Millicom International Cellular S. A., Sr. Disc. Note, 0/13.50%, 6/1/2006	1,725,750
2,500,000		NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	1,775,000
4,125,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	3,279,375
600,000		NEXTEL International, Inc., Sr. Disc. Note, 0/12.125%, 4/15/2008	129,000
390,000		NEXTEL Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	232,050
900,000	[3]	PSINet, Inc., Sr. Note, 10.00%, 2/15/2005	63,000
1,100,000	[3]	PSINet, Inc., Sr. Note, 11.00%, 8/1/2009	77,000
750,000	[3]	PSINet, Inc., Sr. Note, 11.50%, 11/1/2008	52,500
1,750,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	1,688,750
250,000	[1,2]	Rogers Wireless, Inc., Sr. Secd. Note, 9.625%, 5/1/2011	251,250
325,000		Telesystem International Wireless, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2007	69,875
1,250,000	[3]	Teligent AB, Sr. Disc. Note, 0/11.50%, 3/1/2008	12,500
900,000		Tritel PCS, Inc., Sr. Sub. Disc. Note, 0/12.75%, 5/15/2009	576,000
525,000		Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	475,125
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$1,575,000		Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	$1,267,875
1,600,000		Triton PCS, Inc., Company Guarantee, 9.375%, 2/1/2011	1,560,000
500,000	[3]	Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	12,500
850,000	[3]	Viatel, Inc., Unit, 0/12.50%, 4/15/2008	12,750
425,000	[3]	Viatel, Inc., Unit, 11.25%, 4/15/2008	10,625
2,650,000		VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	2,136,563
2,000,000	[3]	WinStar Communications, Inc., Sr. Disc. Note, 0/14.75%, 4/15/2010	25,000
500,000	[3]	WinStar Communications, Inc., Sr. Note, 12.75%, 4/15/2010	10,000
4,750,000		XO Communications, Inc., Sr. Disc. Note, 0/12.25%, 6/1/2009	688,750
1,200,000		XO Communications, Inc., Sr. Disc. Note, 0/9.45%, 4/15/2008	198,000
1,000,000		XO Communications, Inc., Sr. Note, 9.00%, 3/15/2008	265,000

		TOTAL	28,388,738

		Utilities--3.6%
1,900,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	1,780,357
700,000		CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	687,421
600,000		CMS Energy Corp., Sr. Note, 8.90%, 7/15/2008	600,960
1,100,000		Caithness Coso Funding Corp., Sr. Secd. Note (Series B), 9.05%, 12/15/2009	1,078,000
4,050,000		Calpine Corp., Note, 8.50%, 2/15/2011	3,915,662

		TOTAL	8,062,400

		TOTAL CORPORATE BONDS (IDENTIFIED COST $255,892,344)	203,552,140

		PREFERRED STOCKS--2.7%
		Broadcast Radio & Television--0.7%
16,300		Sinclair Broadcast Group, Inc., Cumulative Pfd., $11.63	1,536,275

		Business Equipment & Services--0.0%
157	[1]	Electronic Retailing Systems International, Inc., Conv. Pfd.	2

		Cable Television--0.4%
1,070		Pegasus Communications Corp., Cumulative PIK Pfd. (Series A), 12.75%	1,016,500

		Health Care--0.1%
2,451		River Holding Corp., Sr. Exchangeable PIK	136,030

		Industrial Products & Equipment--0.0%
140	[1,2]	International Utility Structures, Inc., Unit	56,350

		Printing & Publishing--1.2%
13,250		Primedia, Inc., Cumulative Pfd. (Series D), $10.00	1,132,874
2,000		Primedia, Inc., Exchangeable Pfd. Stock (Series G), $2.16	157,000
17,950		Primedia, Inc., Pfd., $9.20	1,480,875

		TOTAL	2,770,749

		Telecommunications & Cellular--0.3%
760		NEXTEL Communications, Inc., Cumulative PIK Pfd. (Series D), 13.00%	505,400
175		NEXTEL Communications, Inc., Exchangeable Pfd. Stock (Series E), 11.125%	105,877

		TOTAL	611,277

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $7,125,058)	6,127,183

		COMMON STOCKS--0.0%
		Metals & Mining--0.0%
23,013	[1,3]	Royal Oak Mines, Inc.	253

		Printing & Publishing--0.0%
50	[1,2,3]	Medianews Group, Inc., (Class A)	5,750

		TOTAL COMMON STOCKS (IDENTIFIED COST $4,057)	6,003

Shares or Principal Amount			Value
		WARRANTS--0.0%
		Broadcast Radio & Television--0.0%
800	[3]	XM Satellite Radio, Inc.	$20,300

		Business Equipment & Services--0.0%
300	[1,3]	Electronic Retailing Systems International, Inc.	3

		Cable Television--0.0%
1,175	[3]	UIH Australia/Pacific	1,469

		Chemicals & Plastics--0.0%
425	[3]	Sterling Chemicals Holdings, Inc.	357

		Consumer Products--0.0%
775	[3]	Jostens, Inc.	15,694

		Container & Glass Products--0.0%
650	[3]	Pliant Corp.	65

		Industrial Products & Equipment--0.0%
100	[3]	International Utility Structures, Inc.	0

		Services--0.0%
525	[3]	Metricom, Inc.	5

		Steel--0.0%
550	[3]	Republic Technologies International, Inc.	6

		TOTAL WARRANTS (IDENTIFIED COST $328,456)	37,899

		REPURCHASE AGREEMENT--6.2%[4]
$14,073,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	14,073,000

		TOTAL INVESTMENTS (IDENTIFIED COST $277,422,915)[5]	$223,796,225

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At June 30, 2001, these securities amounted to $28,594,986 which represents 12.6% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $27,182,784 which represents 12.0% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

3 Non-income producing security.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $277,422,915. The net unrealized depreciation of investments on a federal tax basis amounts to $53,626,690 which is comprised of $3,488,830 appreciation and $57,115,520 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($226,092,908) at June 30, 2001.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost of $277,422,915 and cost reflecting generally accepted accounting principles of $277,581,600)		$223,796,225
Cash		791
Income receivable		4,687,134
Receivable for investments sold		515,969
Prepaid expenses		681

TOTAL ASSETS		229,000,800

Liabilities:
Payable for investments purchased	$2,898,634
Accrued expenses	9,258

TOTAL LIABILITIES		2,907,892

Net assets for 29,313,194 shares outstanding		$226,092,908

Net Assets Consist of:
Paid in capital		$290,489,111
Net unrealized depreciation of investments		(53,785,375)
Accumulated net realized loss on investments		(22,331,186)
Undistributed net investment income		11,720,358

TOTAL NET ASSETS		$226,092,908

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$218,575,099 ÷ 28,338,143 shares outstanding		$7.71

Service Shares:
$7,517,809 ÷ 975,051 shares outstanding		$7.71

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $148)		$367,257
Interest		12,480,029

TOTAL INCOME		12,847,286

Expenses:
Investment adviser fee	$699,849
Administrative personnel and services fee	82,840
Custodian fees	8,232
Transfer and dividend disbursing agent fees and expenses	11,186
Directors'/Trustees' fees	1,021
Auditing fees	11,416
Legal fees	3,751
Portfolio accounting fees	41,964
Shareholder services fee--Service Shares	1,865
Printing and postage	20,198
Miscellaneous	1,055

TOTAL EXPENSES	883,377

Waiver of shareholder services fee--Service Shares	(1,119)

Net expenses		882,258

Net investment income		11,965,028

Realized and Unrealized Loss on Investments:
Net realized loss on investments		(13,383,887)
Net change in unrealized depreciation of investments		3,540,049

Net realized and unrealized loss on investments		(9,843,838)

Change in net assets resulting from operations		$2,121,190

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,965,028	$23,416,852
Net realized loss on investments	(13,383,887)	(7,075,985)
Net change in unrealized depreciation of investments	3,540,049	(36,364,267)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,121,190	(20,023,400)

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(23,482,892)	(20,675,669)
Service Shares	(128,494)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,611,386)	(20,675,669)

Share Transactions:
Proceeds from sale of shares	129,036,123	120,967,889
Net asset value of shares issued to shareholders in payment of distributions declared	23,611,376	20,675,665
Cost of shares redeemed	(114,006,544)	(131,090,802)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	38,640,955	10,552,752

Change in net assets	17,150,759	(30,146,317)

Net Assets:
Beginning of period	208,942,149	239,088,466

End of period (including undistributed net investment income of $11,720,358 and $23,366,716, respectively)	$226,092,908	$208,942,149

See Notes which are an integral part of the Financial Statements

Financial Highlights--Primary Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 8.46	$10.24	$10.92	$10.95	$10.24	$ 9.79
Income From Investment Operations:
Net investment income	0.42 [1,2]	0.99	0.88	0.87	0.88	0.88
Net realized and unrealized gain (loss) on investments	(0.29)	(1.84)	(0.63)	(0.57)	0.48	0.45

TOTAL FROM INVESTMENT OPERATIONS	0.13	(0.85)	0.25	0.30	1.36	1.33

Less Distributions:
Distributions from net investment income	(0.88)	(0.93)	(0.86)	(0.26)	(0.61)	(0.88)
Distributions from net realized gain on investments	--	--	(0.07)	(0.07)	(0.04)	--

TOTAL DISTRIBUTIONS	(0.88)	(0.93)	(0.93)	(0.33)	(0.65)	(0.88)

Net Asset Value, End of Period	$ 7.71	$ 8.46	$10.24	$10.92	$10.95	$10.24

Total Return[3]	1.25%	(9.02)%	2.31%	2.70%	13.83%	14.31%

Ratios to Average Net Assets:

Expenses	0.76%[4]	0.76%	0.79%	0.78%	0.80%	0.80%

Net investment income	10.26%[2,4]	10.50%	9.20%	9.01%	8.70%	9.23%

Expense waiver/reimbursement[5]	--	0.00%[6]	--	--	0.09%	0.59%

Supplemental Data:

Net assets, end of period (000 omitted)	$218,575	$208,516	$239,088	$212,290	$156,164	$66,043

Portfolio turnover	18%	19%	34%	27%	52%	51%

1 Per share information is based on average shares outstanding.

2 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 had no effect on the net investment income per share and net realized and unrealized gain (loss) per share, and increased the ratio of net investment income to average net assets from 10.11% to 10.26%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Period Ended
	6/30/2001	12/31/2000 [1]
Net Asset Value, Beginning of Period	$8.46	$9.01
Income From Investment Operations:
Net investment income	0.40 [2,3]	0.13
Net realized and unrealized loss on investments	(0.27)	(0.68)

TOTAL FROM INVESTMENT OPERATIONS	0.13	(0.55)

Less Distributions:
Distributions from net investment income	(0.88)	--

Net Asset Value, End of Period	$7.71	$8.46

Total Return[4]	1.25%	(6.10)%

Ratios to Average Net Assets:

Expenses	0.86%[5]	0.86%[5]

Net investment income	10.53%[3,5]	11.29%[5]

Expense waiver/reimbursement[6]	0.15%[5]	0.15%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,518	$427

Portfolio turnover	18%	19%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Per share information is based on average shares outstanding.

3 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 had no effect on the net investment income per share and net realized and unrealized gain (loss) per share, and increased the ratio of net investment income to average net assets from 10.38% to 10.53%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek high current income.

Effective May 1, 2000, the Fund commenced offering Services Shares and designated existing shares to be Primary Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Change in Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $158,685 increase in cost of securities and a corresponding $158,685 increase in net unrealized depreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $170,001, increase net unrealized depreciation by $158,685 and increase net realized losses by $11,316. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $8,861,128 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows.

Expiration Year	Expiration Amount
2007	$1,810,599

2008	$7,050,529

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued to the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. Additional information on each restricted security held at June 30, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	11/06/1997 -- 01/14/1999	$1,011,625

AEI Resources, Inc., Sr. Sub Note, 11.50%, 12/15/2006	12/07/1998	1,000,000

AMF Group, Inc., Sr. Sub Disc. Note, 0/12.25%, 3/15/2006	01/08/1997 -- 11/04/1997	839,668

AmeriTruck Distribution Corp., Sr. Sub Note, (Series B), 12.25%, 11/15/2005	11/10/1995 -- 10/22/1997	715,134

Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	10/23/1998	938,000

Dyersburg Corp., Sr. Sub Note, 9.75%, 9/1/2007	09/03/1997 -- 10/20/1997	636,938

Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2004	01/21/1997 - 04/01/2001	78,699

Electronic Retailing Systems International, Inc., Sr. Disc. Note, 10.00%, 8/1/2001	01/21/1997 - 04/01/2001	79,179

Electronic Retailing Systems International, Inc., Conv. Pfd.	01/21/1997	0

Electronic Retailing Systems International, Inc.	01/31/1997 - 06/17/1997	10,600

Glenoit Corp., Sr. Sub Note, 11.00%, 4/15/2007	03/26/1997 -- 08/19/1997	590,615

Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	12/18/1997	153,750

Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	11/06/1996 -- 07/08/1999	1,406,250

Royal Oak Mines, Inc.	02/24/1999	2,557

Russell Stanley Holdings, Inc., Sr. Sub Note, 10.875%, 2/15/2009	02/05/1999 -- 03/30/1999	728,207

The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	01/14/98-03/13/98	737,688

U.S. Office Products Co., Sr. Sub Note, 9.75%, 06/15/2008	06/05/1998 -- 12/17/1999	1,569,380

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001		Period Ended 12/31/2000
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	14,438,964	$121,238,922	13,045,822	$120,483,276
Shares issued to shareholders in payment of distributions declared	2,957,542	23,482,887	2,259,636	20,675,665
Shares redeemed	(13,715,396)	(113,347,332)	(13,986,878)	(131,045,110)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	3,681,110	$31,374,477	1,318,580	$10,113,831

	Six Months Ended 6/30/2001		Period Ended 12/31/2000[1]
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	992,372	$7,797,201	55,890	$484,613
Shares issued to shareholders in payment of distributions declared	16,183	128,489	--	--
Shares redeemed	(83,948)	(659,212)	(5,446)	(45,692)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	924,607	$7,266,478	50,444	$438,921

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	4,605,717	$38,640,955	1,369,024	$10,552,752

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Service Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Primary Shares did not incur a shareholder services fee for the six months ended June 30, 2001.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee in based on the level of the Fund's average daily net assets for the period, plus out of pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$72,551,624

Sales	$38,634,580

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G00433-02 (8/01)

Federated Investors
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

We are pleased to present the Semi-Annual Report for Federated International Equity Fund II, a portfolio of Federated Insurance Series, which covers the six-month reporting period from January 1, 2001 through June 30, 2001. It begins with an investment review by the fund's portfolio manager, Alexandre de Bethmann, CFA, Vice President of Federated Global Investment Management Corp., and includes a complete listing of the fund's holdings as well as its financial statements.

This diversified international stock fund is managed for total return by investing in what we believe to be successful large corporations outside of the United States.1 At the end of the six-month reporting period, the fund's net assets of $79.4 million were invested in more than 100 stocks in nearly 25 countries.

During this reporting period, Federated International Equity Fund II produced a total return of (17.08)%2 and capital gains of $1.99 per share. Its net asset value decreased from $18.49 to $13.37 per share. The fund's negative total return, while disappointing, reflects continued volatility in world markets. It is important to remember that investing in international companies can be volatile and that there will inevitably be periods of negative short-term fluctuation as well as periods of positive returns. Our group of global investment managers remains positive on the business prospects of many international companies and optimistic about the economic outlook in countries where the fund invests. To take advantage of price fluctuations, I recommend that you use dollar-cost averaging to regularly increase the portion of dollars you invest in the world's attractive markets.3

Thank you for joining the growing number of shareholders participating in the opportunities of international stocks through the diversification and professional management of Federated International Equity Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involve continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET OVERVIEW

The first half of 2001 continued to be a difficult environment for global investors, with the Morgan Stanley Capital International (MSCI) World Index1 gross total return measuring (10.50)%, in U.S. dollars. A brief rally was sparked by a U.S. interest rate cut on March 20, 2001, followed by another surprise interest rate cut on April 18, 2001. However, all of the MSCI-developed international indices finished down for the first half-year with 20 of 23 developed national indices reporting negative returns. Asia generally out-performed its European counterparts. The MSCI All Combined Asia Pacific2 and the MSCI Europe Index3 reported returns of (6.92)% and (17.41)%, respectively, in U.S. dollars. Emerging Markets outperformed the World Market with the performance of the MSCI Emerging Market Index4 returning (1.87)%, in U.S. dollar terms.

The reporting period's outperformance of emerging markets can be attributed primarily to the multiple interest rate cuts worldwide. The U.S. cut rates six times with the federal funds target rate declining from 6.50% to 3.75%. Additionally, we expect further rate cuts in the second half of the year.

The worst performing sectors for the period were the Information Technology and Telecommunications Services sectors, with performance, as measured by the MSCI World Information Technology and Telecommunications Services5 indices, of (21.43)% and (20.09)%, respectively, measured in U.S. dollars. The best performing sector was the MSCI World Consumer Discretionary sector, which returned 0.42%, due to the MSCI World Automobiles & Components industry returning 10.90%, with both returns in U.S. dollars. Investors rotated funds out of technology names and were drawn by resilient consumer consumption of automobiles during an economic downturn. The performances of other noteworthy MSCI World sectors were: Energy (1.55)%; Materials (1.93)%; Consumer Staples (10.39)%; Healthcare (13.89)% and Utilities (9.80)%. Clearly, global investors continue to be sensitive to the possibility of a weak U.S. economic outlook spilling into international markets.

PERFORMANCE OF THE FUND

The performance for Federated International Equity Fund II was (17.08)%. This compares with the (14.75)% return of the MSCI Europe, Australasia & Far East (EAFE) Index,6 both performances measured in U.S. dollars. The fund was hurt by its exposure to the European telecom service sector, its overweight in Software & Services and Media stocks and its underweight in Automobiles & Components stocks. On a stock-specific basis, Energis PLC, Vodafone AirTouch PLC, Cap Gemini SA and Pearson PLC adversely impacted the fund. The fund benefited from its stock selection in the Pharmaceuticals & Biotechnology and Technology Hardware & Equipment. On a stock-specific basis, Novo Nordisk A/S, Class B and Taiwan Semiconductor Manufacturing Co., ADR were among the fund's top performers.

1 The MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East--comprising approximately 1482 securities--with values expressed in U.S. dollars.

2 The MSCI Combined Asia Pacific Index is an unmanaged, market value-weighted average of the performance securities listed on the stock exchanges of 13 countries in the Pacific and Asian regions.

3 The MSCI Europe Index is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. The index is unmanaged and investments cannot be made in an index.

4 The MSCI Emerging Market Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of the 23 emerging market countries.

5 The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of technology stocks from around the world. The MSCI World Telecommunications Services Index is a capitalization-weighted index that monitors the performance of telecom services stocks from around the world.

6 The MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

TOP HOLDINGS

Some of our top holdings as of June 30, 2001, were: Aventis S.A. (1.88% of net assets), one of the world's largest Pharmaceutical/Agricultural companies, based in France; Talisman Energy, Inc. (1.72% of net assets), the largest energy exploration and production company in Canada; and Allianz AG Holding (1.41% of net assets), the world's number two insurance company, based in Germany.

OUTLOOK

We continue to believe that the international equity markets will remain volatile going into the second half of 2001 due to continued earnings risk, fears of a prolonged economic slowdown and high valuations. While many Telecom, Media and Technology (TMT) stock valuations have come down to more reasonable levels, we are not yet convinced that the worst is behind us though some pockets of opportunities are starting to emerge in the media and software sector. As a result, we are prudently looking to increase or build positions in selective TMT stocks during market weakness. Specifically, one investment criterion includes companies with franchise value offering compelling risk/reward potential such as Nintendo Co., Ltd.; Aventis S.A.; and News Co., Ltd.

Outside of TMT, we are finding value in mid-cap pharmaceutical companies and consumer discretionary stocks such as Novo Nordisk A/S, Class B and Valeo SA. We have also been increasing positions in other interest-rate sensitive sectors like building materials, energy and autos. We continue to remain underweight in financials and defensives such as food and beverage stocks. Moreover, we have been increasing our position in Japanese equities on a bottom-up basis. Fundamentally, any news flow on a potential fiscal and/or corporate restructuring may re-ignite investor confidence in this long overlooked country. We have also increased our weighting in Korea, given valuations and sensitivity to interest rates. Finally, we are now underweight in Europe due to heightened earnings risk and generally high valuations.

STRATEGY

Looking forward, we continue to remain bullish on the international equity markets, though stock selection remains critical due to the increased market volatility. We continue to manage Federated International Equity Fund II according to a bottom-up, fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, is the key to long-term capital appreciation.

Portfolio of Investments

June 30, 2001 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--87.5%
		AUSTRALIA--2.9%
		Materials--1.0%
70,200	[1]	BHP Billiton Ltd.	$372,019
74,770	[1]	BHP Billiton Ltd., Bonus	406,153

		TOTAL	778,172

		Media--1.9%
87,609		News Corp. Ltd.	805,179
18,800		News Corp. Ltd., ADR	698,420

		TOTAL	1,503,599

		TOTAL AUSTRALIA	2,281,771

		BELGIUM--0.0%
		Telecommunications --0.0%
196		Telindus Group NV	2

		BRAZIL--1.9%
		Energy--0.5%
16,200	[1]	Petroleo Brasileiro SA, ADR	421,200

		Telecommunications --0.8%
5,500		Brasil Telecom Participacoes SA, ADR	231,055
27,200		Tele Norte Leste Participacoes SA, ADR	415,072

		TOTAL	646,127

		Utilities--0.6%
60,000		Companhia Paranaense de Energia-Copel, ADR	450,600

		TOTAL BRAZIL	1,517,927

		CANADA--2.5%
		Energy--1.9%
8,000	[1]	Anderson Exploration Ltd.	161,571
35,774		Talisman Energy, Inc.	1,361,326

		TOTAL	1,522,897

		Finance--0.6%
17,232		Manulife Financial Corp.	480,875

		TOTAL CANADA	2,003,772

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		DENMARK--1.8%
		Food, Beverage & Tobacco--0.6%
11,676		Carlsberg A/S, Class B	$489,047

		Health & Personal Care--0.8%
13,655	[1]	Novo-Nordisk A/S, Class B	604,575

		Materials--0.4%
17,100		Novozymes A/S, Class B	357,142

		TOTAL DENMARK	1,450,764

		FINLAND--0.7%
		Technology Hardware & Equipment--0.7%
13,500		Nokia Oyj	306,264
10,500		Nokia Oyj, Class A, ADR	231,420

		TOTAL FINLAND	537,684

		FRANCE--11.8%
		Automobiles & Components--0.7%
13,900		Valeo SA	561,767

		Banks--0.8%
10,300		Societe Generale	610,575

		Capital Goods--1.8%
24,459		Alstom	681,115
5,500		Compagnie de St. Gobain	748,086

		TOTAL	1,429,201

		Energy--2.4%
13,469		TotalFinaElf SA	1,887,925

		Insurance--1.0%
29,148		AXA	831,204

		Media--1.8%
13,385		Publicis SA	324,413
18,526		Vivendi Universal SA	1,080,935

		TOTAL	1,405,348

		Pharmaceuticals & Biotechnology--1.9%
18,655		Aventis SA	1,490,805

		Telecommunications --1.4%
14,583		Bouygues SA	493,346
82,900	[1]	Orange SA	674,434

		TOTAL	1,167,780

		TOTAL FRANCE	9,384,605

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		GERMANY--6.1%
		Automobiles & Components--0.9%
16,595		DaimlerChrysler AG	$762,941

		Banks--1.4%
4,700		DePfa Deutsche Pfandbriefbank AG	318,641
10,987		Deutsche Bank AG	788,077

		TOTAL	1,106,718

		Insurance--1.4%
3,823		Allianz AG Holding	1,116,921

		Materials--0.5%
10,800	[1]	SGL Carbon AG	377,081

		Pharmaceuticals & Biotechnology--1.1%
16,308		Schering AG	856,853

		Software & Services--0.8%
18,100		SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), ADR	635,129

		TOTAL GERMANY	4,855,643

		HONG KONG--3.7%
		Diversified Financials--0.5%
228,000		Hong Kong Exchanges & Clearing Ltd.	406,318

		Energy--0.6%
450,000	[1]	CNOOC Ltd.	429,818

		Real Estate--0.5%
200,000		Wharf Holdings Ltd.	416,677

		Telecommunications--1.1%
32,060	[1]	China Mobile (Hong Kong) Ltd.	858,887

		Transportation--1.0%
480,600		MTR Corp. Ltd.	822,587

		TOTAL HONG KONG	2,934,287

		IRELAND--0.9%
		Pharmaceuticals & Biotechnology--0.9%
11,150	[1]	Elan Corp. PLC, ADR	680,150

		ISRAEL--0.5%
		Health Care Equipment & Services--0.5%
7,337	[1]	Card-Guard Scientific Survival Ltd.	408,405

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		ITALY--0.9%
		Banks--0.7%
155,000		IntesaBCI SPA	$547,749

		Transportation--0.2%
30,400		Autostrade SPA	197,598

		TOTAL ITALY	745,347

		JAPAN--21.0%
		Automobiles & Components--2.0%
142,000		Nissan Motor Co., Ltd.	980,371
18,000		Toyota Motor Corp.	633,630

		TOTAL	1,614,001

		Consumer Durables & Apparel--6.0%
24,400		Bandai Co., Ltd.	710,224
29,000		Fuji Photo Film Co., Ltd.	1,251,063
6,500		Nintendo Co., Ltd.	1,183,145
34,700	[1]	Sega Corp.	614,923
15,900		Sony Corp.	1,045,466

		TOTAL	4,804,821

		Financial Services--3.8%
192,700		Nikko Securities Co. Ltd.	1,543,640
29,000		Nomura Securities Co. Ltd.	555,769
9,800		Takefuji Corp.	890,338

		TOTAL	2,989,747

		Materials--1.0%
193,600		Toray Industries, Inc.	773,096

		Real Estate--1.2%
107,000		Mitsubishi Estate Co. Ltd.	984,115

		Software & Services--1.5%
33,400		Capcom Co., Ltd.	1,146,275

		Technology Hardware & Equipment--3.4%
5,500		Rohm Co., Ltd.	854,703
16,900		TDK Corp.	787,339
196,000		Toshiba Corp.	1,035,715

		TOTAL	2,677,757

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--continued
		Telecommunications --1.0%
20		Japan Telecom Co., Ltd.	$415,364
22		NTT DoCoMo, Inc.	382,808

		TOTAL	798,172

		Utilities--1.1%
33,800		Tokyo Electric Power Co.	875,423

		TOTAL JAPAN	16,663,407

		KOREA--2.1%
		Capital Goods--1.1%
72,800	[1]	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	446,148
106,900	[1]	Samsung Heavy Industries Co., Ltd.	452,095

		TOTAL	898,243

		Technology Hardware & Equipment--0.5%
2,550		Samsung Electronics Co., Ltd.	376,471

		Utilities--0.5%
21,700		Korea Electric Power Corp.	403,799

		TOTAL KOREA	1,678,513

		NETHERLANDS--3.9%
		Diversified Financials--1.6%
19,325		ING Groep NV	1,264,302

		Consumer Durables & Apparel--1.0%
30,999		Koninklijke (Royal) Philips Electronics NV	822,517

		Food, Beverage & Tobacco--0.9%
11,457		Unilever NV	687,414

		Transportation--0.4%
18,040		Koninklijke Luchtvaart Maatschapppij NV (KLM)	317,990

		TOTAL NETHERLANDS	3,092,223

		NORWAY--0.2%
		Energy--0.2%
23,000		Smedvig ASA, Class B	184,893

		PORTUGAL--0.0%
		Telecommunications--0.0%
4,011	[1]	Portugal Telecom SA, Rights	544

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		RUSSIA--1.7%
		Energy--0.7%
10,270	[1]	YUKOS, ADR	$601,935

		Materials--0.3%
12,350	[1]	Norilsk Nickel, ADR	222,874

		Utilities--0.7%
48,700		RAO Unified Energy System, ADR	555,180

		TOTAL RUSSIA	1,379,989

		SINGAPORE--0.2%
		Real Estate--0.2%
110,000		Keppel Land Ltd.	138,255

		SPAIN--2.7%
		Energy--0.6%
30,400		Repsol SA	502,368

		Insurance--0.6%
23,392		Corp Mapfre SA	489,443

		Media--0.9%
34,475	[1]	Sogecable SA	693,584

		Telecommunications--0.6%
35,320		Telefonica SA	435,809

		TOTAL SPAIN	2,121,204

		SWEDEN--0.9%
		Electrical & Electronics --0.9%
123,080		Telefonaktiebolaget LM Ericsson	673,527

		SWITZERLAND--1.3%
		Banks--1.3%
7,270		UBS AG	1,042,040

		TAIWAN--3.0%
		Consumer Durables & Apparel--0.7%
793,800		Formosa Chemical & Fibre Corp.	555,636

		Technology Hardware & Equipment--2.3%
221,000		Quanta Computer, Inc.	751,002
399,000	[1]	United Microelectronics Corp.	529,605
652,000	[1]	Winbond Electronics Corp.	547,279

		TOTAL	1,827,886

		TOTAL TAIWAN	2,383,522

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--16.8%
		Banking--0.9%
26,350		Royal Bank of Scotland PLC, Edinburgh	$581,493
71,300		Royal Bank of Scotland PLC, Edinburgh, value shares	88,739

		TOTAL	670,232

		Capital Goods--3.0%
217,630		British Aerospace PLC	1,043,593
381,471		Invensys PLC	725,255
188,383		Rolls-Royce PLC	622,128

		TOTAL	2,390,976

		Commercial Services & Supplies--1.6%
376,001		Rentokil Initial PLC	1,276,149

		Diversified Financials--0.7%
32,000		Amvescap PLC	556,560

		Food & Drug Retailing--0.7%
92,875		J. Sainsbury PLC	579,753

		Food & Household Products--1.1%
80,532		Diageo PLC	884,623

		Hotels Restaurants & Leisure--1.0%
82,100		P&O Princess Cruises PLC	427,799
123,204		Rank Group PLC	374,778

		TOTAL	802,577

		Materials--1.3%
695,000	[1]	Corus Group PLC	594,602
59,000		Hanson PLC	434,975

		TOTAL	1,029,577

		Media--1.8%
84,427		EMAP PLC	832,290
36,725		Pearson PLC	606,156

		TOTAL	1,438,446

		Pharmaceuticals & Biotechnology--0.6%
26,400	[1]	Shire Pharmaceuticals Group PLC	481,098

		Retailing--0.4%
55,450		Kingfisher PLC	300,452

		Software & Services--0.7%
75,982		Misys PLC	531,817

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Telecommunications--1.1%
393,547		Vodafone AirTouch PLC	$872,916

		Transportation--1.3%
130,075	[1]	ARRIVA PLC	615,042
387,800		Stagecoach Holdings PLC	430,084

		TOTAL	1,045,126

		Utilities--0.6%
141,000		Innogy Holdings PLC	432,883

		TOTAL UNITED KINGDOM	13,293,185

		TOTAL COMMON STOCKS (IDENTIFIED COST $71,614,700)	69,451,659

		PREFERRED STOCKS--1.6%
		BRAZIL--0.5%
		Banks--0.5%
4,226,000		Banco Itau SA, Preference	370,265

		GERMANY--1.1%
		Household & Personal Products--1.1%
15,732		Henkel KGAA, Pfd.	906,715

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,279,649)	1,276,980

		REPURCHASE AGREEMENT--7.1%[2]
$5,653,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	5,653,000

		TOTAL INVESTMENTS (IDENTIFIED COST $78,547,349)[3]	$76,381,639

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $78,547,349. The net unrealized depreciation of investments on a federal tax basis amounts to $2,165,710 which is comprised of $3,599,611 appreciation and $5,765,321 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($79,361,646) at June 30, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $78,547,349)		$76,381,639
Cash		15
Cash denominated in foreign currencies (identified cost $1,687,082)		1,681,529
Income receivable		167,822
Receivable for investments sold		2,515,840
Net receivable for foreign currency exchange contracts		188,543

TOTAL ASSETS		80,935,388

Liabilities:
Payable for investments purchased	$1,563,692
Accrued expenses	10,050

TOTAL LIABILITIES		1,573,742

Net assets for 5,937,596 shares outstanding		$79,361,646

Net Assets Consist of:
Paid in capital		$95,626,145
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(2,003,565)
Accumulated net realized loss on investments and foreign currency transactions		(14,521,135)
Undistributed net investment income		260,201

TOTAL NET ASSETS		$79,361,646

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$79,361,646 ÷ 5,937,596 shares outstanding		$13.37

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $88,178)		$671,089
Interest		187,133

TOTAL INCOME		858,222

Expenses:
Investment adviser fee	$431,146
Administrative personnel and services fee	61,987
Custodian fees	77,230
Transfer and dividend disbursing agent fees and expenses	7,812
Directors'/Trustees' fees	924
Auditing fees	3,701
Legal fees	2,609
Portfolio accounting fees	27,044
Share registration costs	3,449
Printing and postage	13,121
Insurance premiums	631
Miscellaneous	1,056

TOTAL EXPENSES	630,710

Waiver of investment adviser fee	(32,689)

Net expenses		598,021

Net investment income		260,201

Realized and Unrealized Loss on Investment and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(11,200,498)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(5,473,888)

Net realized and unrealized loss on investments and foreign currency		(16,674,386)

Change in net assets resulting from operations		$(16,414,185)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$260,201	$185,057
Net realized gain (loss) on investments and foreign currency transactions	(11,200,498)	7,071,113
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(5,473,888)	(35,976,442)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(16,414,185)	(28,720,272)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions	(10,343,455)	(17,739,949)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,343,455)	(17,739,949)

Share Transactions:
Proceeds from sale of shares	49,982,748	76,683,281
Net asset value of shares issued to shareholders in payment of distributions declared	10,343,445	17,739,927
Cost of shares redeemed	(52,386,590)	(54,883,606)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	7,939,603	39,539,602

Change in net assets	(18,818,037)	(6,920,619)

Net Assets:
Beginning of period	98,179,683	105,100,302

End of period (including undistributed net investment income of $260,201 and $0, respectively)	$79,361,646	$98,179,683

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$18.49	$27.64	$15.39	$12.27	$11.16	$10.35
Income From Investment Operations:
Net investment income (net operating loss)	0.04	0.05	(0.02)	0.03 [1]	0.07	0.11 [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.17)	(4.93)	12.72	3.11	1.05	0.75

TOTAL FROM INVESTMENT OPERATIONS	(3.13)	(4.88)	12.70	3.14	1.12	0.86

Less Distributions:
Distributions from net investment income	--	--	--	--	(0.01)	(0.05)
Distribution from net realized gain on investments and foreign currency transactions	(1.99)	(4.27)	(0.45)	(0.02)	--	--

TOTAL DISTRIBUTIONS	(1.99)	(4.27)	(0.45)	(0.02)	(0.01)	(0.05)

Net Asset Value, End of Period	$13.37	$18.49	$27.64	$15.39	$12.27	$11.16

Total Return[2]	(17.08)%	(22.61)%	84.88%	25.57%	10.08%	8.32%

Ratios to Average Net Assets:

Expenses	1.39%[3]	1.28%	1.25%	1.25%	1.23%	1.25%

Net investment income (net operating loss)	0.60%[3]	0.17%	(0.34)%	0.19%	0.76%	0.89%

Expense waiver/reimbursement[4]	0.07%[3]	0.02%	0.46%	0.47%	0.98%	3.05%

Supplemental Data:

Net assets, end of period (000 omitted)	$79,362	$98,180	$105,100	$52,308	$36,575	$17,752

Portfolio turnover	127%	262%	304%	247%	179%	103%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern-time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees"). Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investment in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At June 30, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:
7/2/2001	31,206 Euro	$ 26,666	$ 26,446	$ (220)

7/2/2001	13,661 Euro	19,331	19,239	(92)

7/2/2001	11,436 Singapore Dollar	6,271	6,276	5

Contracts Sold:
7/3/2001	278,936,198 Japanese Yen	2,231,722	2,237,649	(5,927)

7/3/2001	130,623,435 Japanese Yen	1,084,012	1,047,872	36,140

7/3/2001	152,429,750 Japanese Yen	1,270,142	1,222,804	47,338

7/3/2001	215,944,330 Japanese Yen	1,745,880	1,732,323	13,557

7/3/2001	238,252,281 Japanese Yen	2,010,110	1,911,279	98,831

7/3/2001	538,185 Swiss Franc	298,992	299,574	(582)

7/3/2001	649,546 Pound Sterling	914,249	914,756	(507)

NET UNREALIZED APPRECIATION ON FOREIGN CURRENCY EXCHANGE CONTRACTS				$188,543

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	3,340,576	3,376,532
Shares issued to shareholders in payment of distributions declared	763,354	651,246
Shares redeemed	(3,475,212)	(2,521,820)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	628,718	1,505,958

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that the ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Service Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$101,017,513
Sales	$103,185,654

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916603

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G00433-06 (8/01)

Federated Investors
World-Class Investment Manager

Federated International Small Company Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

We are pleased to present the second semi-annual report for Federated International Small Company Fund II, a portfolio of Federated Insurance Series. This report covers the six-month reporting period from January 1, 2001 through June 30, 2001. It begins with an investment review by the fund's portfolio manager, Leonardo A. Vila, Vice President of Federated Global Investment Management Corp., and is followed by a complete listing of the fund's global investments and its financial statements.

This $10.0 million fund of small-cap companies based outside the United States is managed for long-term growth, and its hallmarks are outstanding stock selection and broad diversification.1 Fund holdings cross many industry sectors and include more than 270 small-cap stocks in approximately 25 countries.2

For the six-month reporting period, the fund produced a total return of (16.14)%, and net asset value decreased from $7.93 to $6.65 per share.3 The fund's negative total return, while disappointing, reflects continued volatility in world markets. It is important to remember that investing in small international companies can be volatile and that there inevitably will be periods of negative short-term fluctuation as well as periods of positive returns. Our group of global investment managers remains positive on the business prospects of many international companies and optimistic about the economic outlook in countries where the fund invests. To take advantage of price fluctuations, I recommend you use dollar-cost averaging to regularly increase the portion of dollars you invest in the world's attractive markets.4

Thank you for your continued participation and trust in Federated International Small Company Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involve continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET CONDITIONS

Equity markets continued their roller coaster ride during the first half of the year with the initial optimism on the economy that was fueled by continued interest rate cuts being rapidly replaced by economic gloom and profit warnings. From the end of March to June, the Federal Reserve Board cut the federal funds target rate three more times by 75 basis points. Since the beginning of the year, the Federal Open Market Committee (FOMC) has cut interest rates by 275 basis points. Elsewhere the Bank of England reduced the benchmark interest rate by 75 basis points and the European Central Bank by 25 basis points. This proactiveness on the part of central banks helped improve market sentiment considerably at the start of the second quarter, but it became clear that the global economy is expected to continue its struggle to eliminate excess inventory in the face of declining demand. Profit warnings picked up again as analysts' expectations looked too optimistic. Earnings downgrades are thus likely to persist in the third quarter.

FUND PERFORMANCE

For the first half of 2001, Federated International Small Company Fund II, measured in U.S. dollars, had a return of (16.14)%, which underperformed the MSCI World ex-U.S. Small Cap Index return of (2.26)%.1

The general reasons behind the poor performance of the international markets and the fund are concerns of a global slowdown and mounting evidence that profits will be less than expected as the economy slows. Ahead of the first and second quarter results, there were a number of company profit warnings and earnings downgrades leading to a further decline in share prices. Investors are now looking for signs that the worst of the slowdown is over and for the global economies to begin their gradual recoveries. The fund also underperformed due to its growth-oriented investment style. Value investing continued to outpace growth investing as investors became much more valuation-sensitive.

Specific to the fund, being overweight in Energy initially helped performance in the first five months of the year, but it suffered towards the end of the second quarter as oil and gas prices fell on concerns of weakening demand (seasonal weakness between heating and cooling seasons) and rising inventories. Small cap individual investments, from a broad industrial representation, also suffered negative price performance as they were broadly sold down by the market in a knee jerk reaction to unrelated profit warnings.

Asia, on the other hand, was a clear, positive contributor to performance during the reporting period. Although the global economy and international markets have been slowing, exports from major Asian countries and regions to China are still rising. In particular, China was the best performing country for the fund due to strong stock selection. The market has been boosted by an abundant capital inflow as investors prepare for the expected opening of their market and its inclusion to the World Trade Organization. South Korea also had positive effects during the first half of the year due to the fund's exposure to export-related investments that are benefiting from a falling currency.

FUND POSITIONING AND STRATEGY

We believe that as this year's interest rate cuts begin to take effect (typically a six-month delay) and as investors regain confidence and look to the second half of this year, liquidity should improve, thus boosting the international small- cap growth markets. However, we do not believe this is an environment that will generate a major rebound in markets, particularly as analysts' earnings expectations still continue to look too optimistic.

We currently favor Asia's forecasted economic growth of 5.5% over Europe's 2.1% and that of many of the other regions, especially the United States, 1.1%. We also believe Japan will produce an economic plan that will restore foreign investor confidence as the country strengthens its financial system and continues to implement restructuring plans. Japan's new prime minister, Junichiro Koizumi, has gained the highest approval rating not seen for many years in Japan. With the support of the people, cabinet, and government, Koizumi is expected to release a highly anticipated plan to reverse Japan's economic woes. We expect this plan to be announced after the Upper House elections at the end of July.

1 The MSCI World, ex-US Small Cap Index is created by selecting companies within the market capitalization range of USD 200-800 million. The dollar-denominated range is applied across all 23 developed markets. The index is unmanaged and investments cannot be made in an index.

Portfolio of Investments

June 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--89.5%
		AUSTRALIA--3.1%
		Commercial Services & Supplies--1.0%
26,300		Futuris Corp. Ltd.	$35,950
9,000		Mayne Nickless Ltd.	29,608
3,400		Toll Holdings Ltd.	33,832

		TOTAL	99,390

		Consumer Durables & Apparel--0.2%
7,926	[1]	Billabong International Ltd.	21,426

		Diversified Financials--0.8%
10,284		Suncorp-Metway Ltd.	78,701

		Food, Beverage & Tobacco--0.7%
6,700		BRL Hardy Ltd.	35,711
9,640		Southcorp Holdings Ltd.	37,408

		TOTAL	73,119

		Hotels, Restaurants & Leisure--0.4%
44,000		Village Roadshow Ltd.	36,132

		TOTAL AUSTRALIA	308,768

		BRAZIL--0.8%
		Telecommunication Services--0.5%
2,840	[1]	Tele Centro Oeste Celular Participacoes SA, ADR	24,566
600		Telemig Celular Participacoes SA, ADR	24,780

		TOTAL	49,346

		Utilities--0.3%
3,890		Companhia Paranaense de Energia-Copel, ADR	29,214

		TOTAL BRAZIL	78,560

		CANADA--12.9%
		Automobiles & Components--0.4%
675		Magna International, Inc., Class A	41,467

		Commercial Services & Supplies--0.4%
3,000		SNC-Lavalin Group, Inc.	39,833

		Capital Goods--2.4%
8,441		CAE, Inc.	164,081
3,000		Finning International, Inc.	33,507
1,560		Toromont Industries Ltd.	23,643
4,480	[1]	Turbo Genset, Inc.	23,893

		TOTAL	245,124

Shares			Value
		COMMON STOCKS--continued
		CANADA--continued
		Energy--4.7%
2,029	[1]	Anderson Exploration Ltd.	$40,978
2,300	[1]	Baytex Energy Ltd., Class A	14,852
1,100	[1]	Canadian Hunter Exploration Ltd.	26,819
25,300	[1]	Compton Petroleum Corp.	73,019
8,100	[1]	Gulf Canada Resources Ltd.	65,543
1,100	[1]	Precision Drilling Corp.	34,321
1,250	[1]	Rio Alto Exploration Ltd.	21,621
7,000	[1]	Southward Energy Ltd.	34,594
9,000	[1]	Storm Energy, Inc.	55,746
3,900	[1]	Tesco Corp.	43,944
9,000	[1]	Vermilion Resources Ltd.	63,811

		TOTAL	475,248

		Insurance--0.8%
1,370		Clarica Life Insurance Co.	40,398
1,600		Industrial Alliance Life Insurance Co.	40,432

		TOTAL	80,830

		Materials--0.3%
1,000		Cominco Ltd.	18,450
1,750	[1]	Tembec, Inc., Class A	12,800

		TOTAL	31,250

		Retailing--0.4%
3,500		Hudson's Bay Co.	37,638

		Software & Services--1.4%
13,000	[1]	Cognicase, Inc.	70,243
2,000	[1]	Descartes Systems Group, Inc.	36,518
1,880	[1]	Pivotal Corp.	32,073

		TOTAL	138,834

		Telecommunication Services--0.9%
5,700	[1]	GT Group Telecom, Inc., Class B	34,742
1,800		Manitoba Telecom Services, Inc.	50,705

		TOTAL	85,447

		Transportation--0.7%
3,100	[1]	CHC Helicopter Corp., Class A	40,854
1,700	[1]	Westjet Airlines Ltd.	27,277

		TOTAL	68,131

		Utilities--0.5%
2,635		TransAlta Corp.	46,307

		TOTAL CANADA	1,290,109

Shares			Value
		COMMON STOCKS--continued
		CHINA--1.1%
		Energy--0.4%
88,000		Yanzhou Coal Mining Co., Ltd., Class H	$40,616

		Transportation--0.2%
105,000		China Shipping Development Co., Ltd., Class H	20,327

		Utilities--0.5%
76,000		Beijing Datang Power Generation Co., Ltd., Class H	25,821
32,000		Huaneng Power International, Inc., Class H	19,590

		TOTAL	45,411

		TOTAL CHINA	106,354

		DENMARK--1.8%
		Capital Goods--0.7%
820		NEG Micon AS	37,239
672		Vestas Wind Systems AS	31,359

		TOTAL	68,598

		Commercial Services & Supplies--0.4%
1,400		Sophus Berendsen, Class B	37,605

		Food, Beverage & Tobacco--0.4%
970		Danisco AS	35,550

		Pharmaceuticals & Biotechnology--0.3%
1,700	[1]	Novozymes AS, Class B	35,505

		TOTAL DENMARK	177,258

		FINLAND--0.3%
		Telecommunication Services--0.3%
1,700		Elisa Communications Oyj, Class A	27,819

		FRANCE--4.8%
		Capital Goods--0.5%
2,000		Pinguely-Haulotte	32,627
360		Vallourec AS	19,983

		TOTAL	52,610

		Diversified Financials--0.4%
620		Coface (Compagnie Francaise d'Assurance pour le Commerce Exterieur)	41,508

		Energy--0.3%
650		Bouygues Offshore SA	28,947

		Food & Drug Retailing--0.3%
500		Rallye SA	25,424

		Food, Beverage & Tobacco--0.3%
1,073		Remy Cointreau SA	30,917

		Health Care Equipment & Services--0.1%
800	[1]	Generale De Sante	13,051

Shares			Value
		COMMON STOCKS--continued
		FRANCE--continued
		Media--1.0%
2,020		M6 Metropole Television	$42,745
963		Publicis Groupe SA	23,340
963	[1]	Publicis Groupe SA, Warrants	2,742
2,500	[1]	Studio Canal	24,470

		TOTAL	93,297

		Software & Services--1.3%
1,920	[1]	Infogrames Entertainment SA	30,590
375		Metrologic Group	21,928
820		Transiciel SA	30,722
1,350	[1]	UBI Soft Entertainment SA	45,888

		TOTAL	129,128

		Technology Hardware & Equipment--0.6%
1,500	[1]	Neopost SA	38,453
1,500	[1]	Silicon-On-Insulator Technologies (SOITEC)	24,585

		TOTAL	63,038

		TOTAL FRANCE	477,920

		GERMANY, FEDERAL REPUBLIC OF--5.0%
		Commercial Services & Supplies--0.3%
1,050		GfK AG	25,102

		Consumer Durables & Apparel--0.1%
570		Zapf Creation AG	14,346

		Food, Beverage & Tobacco--0.4%
4,430		Kamps AG	40,320

		Health Care Equipment & Services--0.3%
1,400		Stada Arzneimittel AG	33,932

		Materials--0.6%
740	[1]	SGL Carbon AG	25,837
4,100		Salzgitter AG	36,135

		TOTAL	61,972

		Media--0.3%
1,030	[1]	IM Internationalmedia AG	24,440

		Pharmaceuticals & Biotechnology--0.4%
936		Altana AG	36,242

		Software & Services--0.7%
480		FJA AG	28,027
2,300	[1]	SAP Systems Integration AG	41,906

		TOTAL	69,933

Shares			Value
		COMMON STOCKS--continued
		GERMANY, FEDERAL REPUBLIC OF--continued
		Technology Hardware & Equipment--1.1%
480		Aixtron AG	$13,790
1,100		Jenoptik AG	24,330
510	[1]	Lambda Physik AG	22,085
800	[1]	Suess MicroTec AG	23,390
260		Technotrans AG	24,457

		TOTAL	108,052

		Transportation--0.4%
400	[1]	Fraport AG	11,085
1,880	[1]	Thiel Logistik AG	30,430

		TOTAL	41,515

		Utilities--0.4%
1,250	[1]	Wedeco AG Water Technology	41,843

		TOTAL GERMANY, FEDERAL REPUBLIC OF	497,697

		HONG KONG--4.2%
		Automobiles & Components--0.7%
160,000		Brilliance China Automotive Holdings Ltd.	38,975
92,500	[1]	Denway Motors Ltd.	33,206

		TOTAL	72,181

		Capital Goods--1.0%
30,000		Beijing Enterprises Holdings Ltd.	38,463
34,000		China Merchants Holdings International Co., Ltd.	25,937
314,000	[1]	Guangzhou Investment Co., Ltd.	34,621

		TOTAL	99,021

		Diversified Financials--0.4%
26,000		China Everbright Ltd.	24,167
10,000	[1]	Hong Kong Exchanges & Clearing Ltd.	17,821

		TOTAL	41,988

		Hotels, Restaurants & Leisure--0.3%
160,000		China Travel International Investment Hong Kong Ltd.	30,155

		Media--0.1%
21,000	[1]	i-CABLE Communications Ltd.	11,779

		Real Estate--0.8%
135,000		Beijing North Star Co., Ltd.	39,809
65,000		Shum Yip Investment Ltd.	20,417
40,000		Sino Land Co.	16,667

		TOTAL	76,893

		Retailing--0.3%
18,000	[1]	Esprit Holdings Ltd.	19,731
24,000		Giordano International Ltd.	12,616

		TOTAL	32,347

Shares			Value
		COMMON STOCKS--continued
		HONG KONG--continued
		Telecommunication Services--0.2%
15,000		SmarTone Telecommunications Holdings Ltd.	$17,212

		Transportation--0.4%
26,000	[1]	MTR Corp. Ltd.	44,501

		TOTAL HONG KONG	426,077

		IRELAND--0.5%
		Banks--0.3%
2,750		Bank of Ireland	27,267

		Software & Services--0.2%
550	[1]	IONA Technologies PLC, ADR	21,175

		TOTAL IRELAND	48,442

		ISRAEL--1.4%
		Health Care Equipment & Services--1.1%
900	[1]	Card-Guard Scientific Survival Ltd.	50,097
1,600	[1]	Oridion Systems Ltd.	37,851
1,402	[1]	SHL Telemedicine Ltd.	20,095

		TOTAL	108,043

		Pharmaceuticals & Biotechnology--0.3%
400	[1]	Taro Pharmaceutical Industries Ltd.	35,024

		TOTAL ISRAEL	143,067

		ITALY--2.6%
		Capital Goods--0.8%
9,200		Interpump Group SPA	31,420
17,000		Montedison SPA	48,262

		TOTAL	79,682

		Consumer Durables & Apparel--0.6%
8,100	[1]	Ferretti SPA	26,359
3,000		Marzotto SPA	35,567

		TOTAL	61,926

		Energy--0.3%
6,850		Saipem SPA	37,559

		Health Care Equipment & Services--0.3%
2,700		Safilo SPA	28,441

		Insurance--0.3%
3,000	[1]	Bayerische Vita SPA	30,000

		Materials--0.3%
3,600		Buzzi Unicem SPA	28,251

		TOTAL ITALY	265,859

Shares			Value
		COMMON STOCKS--continued
		JAPAN--22.8%
		Automobiles & Components--2.0%
7,000	[1]	Hino Motors Ltd.	$32,724
13,000		Mazda Motor Corp.	32,523
4,000		NOK Corp.	25,980
3,000		Stanley Electric Co., Ltd.	27,881
21,500		Toyo Tire & Rubber Co., Ltd.	39,997
14,000		Yokohama Rubber Co., Ltd.	35,699

		TOTAL	194,804

		Banks--0.4%
5,000		Suruga Bank Ltd.	42,098

		Capital Goods--3.6%
5,000		Amada Co. Ltd.	25,299
1,700		Daito Trust Construction Co., Ltd.	28,831
8,000		Hitachi Koki Co., Ltd.	29,765
10,000		Iwasaki Electric Co., Ltd.	36,485
5,000		JGC Corp.	41,697
20,000	[1]	Kawasaki Heavy Industries Ltd.	33,037
4,000		Nippon Thompson Co., Ltd.	29,027
1,000		Nissin Kogyo Co., Ltd.	38,329
4,000		Takuma Co., Ltd.	40,093
2,000		Tostem Corp.	32,876
13,000	[1]	Toyo Engineering Corp.	27,311

		TOTAL	362,750

		Commercial Services & Supplies--0.9%
80		Bellsystem 24, Inc.	26,493
1,900		Nippon Kanzai Co., Ltd.	26,510
2,000		Toppan Forms Co., Ltd.	33,598

		TOTAL	86,601

		Consumer Durables & Apparel--2.3%
1,400		Bandai Co., Ltd.	40,751
8,000		Gunze Ltd.	32,139
2,000		Heiwa Corp.	34,721
3,000		Onward Kashiyama Co., Ltd.	32,523
2,700	[1]	Sega Corp.	47,847
3,000		Takara Co., Ltd.	38,128

		TOTAL	226,109

		Diversified Financials--0.6%
900		Sanyo Electric Credit Co., Ltd.	27,063
11,000		Shinko Securities Co., Ltd.	34,400

		TOTAL	61,463

Shares			Value
		COMMON STOCKS--continued
		JAPAN--continued
		Energy--1.3%
16,000		Cosmo Oil Co., Ltd.	$39,772
16,000		Japan Energy Corp.	33,871
6,000		Showa Shell Sekiyu K.K.	34,977
4,000		Teikoku Oil Co., Ltd.	19,822

		TOTAL	128,442

		Food, Beverage & Tobacco--2.1%
6,000		Ezaki Glico Co., Ltd.	34,544
1,080		Hokuto Corp.	42,088
4,000		Kagome Co., Ltd.	35,410
1,300		Katokichi Co., Ltd.	30,751
3,000		Q. P. Corp.	27,809
4,000		Toyo Suisan Kaisha Ltd.	41,472

		TOTAL	212,074

		Health Care Equipment & Services--1.0%
400		Colin Corp.	47,149
3,000		Olympus Optical Co., Ltd.	48,064

		TOTAL	95,213

		Household & Personal Products--0.3%
10,000	[1]	Kanebo Ltd.	26,141

		Materials--2.4%
7,000		Air Water, Inc.	34,520
6,000		Central Glass Co., Ltd.	33,486
22,000		Daido Steel Co., Ltd.	60,508
8,000		Dowa Mining Co., Ltd.	38,489
10,000		Mitsubishi Gas Chemical Co., Inc.	40,173
7,000		Tokuyama Corp.	29,693

		TOTAL	236,869

		Pharmaceuticals & Biotechnology--1.2%
2,000		Hisamitsu Pharmaceutical Co., Inc.	32,042
5,000		Kaken Pharmaceutical Co., Ltd.	42,619
5,000		Tanabe Seiyaku Co., Ltd.	47,189

		TOTAL	121,850

		Real Estate--0.3%
1,500		Nisshin Fudosan Co., Ltd.	33,618

		Retailing--0.9%
8,000	[1]	Daiei OMC, Inc.	41,568
2,000		JUSCO Co., Ltd.	44,102

		TOTAL	85,670

Shares			Value
		COMMON STOCKS--continued
		JAPAN--continued
		Software & Services--1.3%
1,200		Capcom Co., Ltd.	$41,184
600		CSK Corp.	18,667
1,200		Koei Co., Ltd.	39,644
1,000		Meitec Corp.	33,438

		TOTAL	132,933

		Technology Hardware & Equipment--1.3%
4,000		Canon Sales Co., Inc.	39,163
1,700		Justsystem Corp.	29,308
1,200		Nihon Dempa Kogyo Co., Ltd.	24,970
1,600		Toyo Corp.	38,746

		TOTAL	132,187

		Transportation--0.3%
7,000		Kamigumi Co., Ltd.	34,239

		Utilities--0.6%
25,000		Toho Gas Co., Ltd.	60,941

		TOTAL JAPAN	2,274,002

		KOREA, REPUBLIC OF--4.1%
		Automobiles & Components--0.3%
16,000		Hankook Tire Manufacturing Co., Ltd.	33,587

		Capital Goods--0.9%
6,060	[1]	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	37,138
4,500		Hyundai Mobis	48,443

		TOTAL	85,581

		Consumer Durables & Apparel--0.7%
6,210		Cheil Industries, Inc.	35,718
2,200		Humax Co., Ltd.	32,311

		TOTAL	68,029

		Diversified Financials--0.3%
4,300		Hyundai Securities Co.	33,725

		Food, Beverage & Tobacco--0.4%
1,200		Cheil Jedang Corp.	39,493

		Hotels, Restaurants & Leisure--0.4%
7,400		Hotel Shilla Co., Ltd.	43,757

		Household & Personal Products--0.7%
10,200		Coreana Cosmetics Co., Ltd.	36,078
700		Pacific Corp.	34,610

		TOTAL	70,688

		Technology Hardware & Equipment--0.4%
800		Samsung SDI Co., Ltd.	38,570

		TOTAL KOREA, REPUBLIC OF	413,430

Shares			Value
		COMMON STOCKS--continued
		MEXICO--0.8%
		Media--0.2%
2,800		TV Azteca SA de CV, ADR	$17,948

		Real Estate--0.3%
19,460	[1]	Consorcia ARA SA de CV	32,236

		Retailing--0.3%
1,700		Controladora Comercial Mexicana SA de CV, GDR	31,280

		TOTAL MEXICO	81,464

		NETHERLANDS--2.5%
		Capital Goods--0.5%
430		IHC Caland NV	21,682
1,200		Internatio-Muller NV	27,610

		TOTAL	49,292

		Diversified Financials--0.3%
1,311		Van der Moolen Holding NV	34,330

		Health Care Equipment & Services--0.4%
1,130		OPG Groep NV	34,762

		Software & Services--0.8%
1,600		Ordina Beheer NV	28,068
600		PinkRoccade NV	21,864
1,400	[1]	Teleplan International NV	33,101

		TOTAL	83,033

		Transportation--0.5%
1,150		Koninklijke Vopak NV	23,633
1,250		Koninklije Luchtvaart Maatschapppij NV (KLM)	22,034

		TOTAL	45,667

		TOTAL NETHERLANDS	247,084

		NORWAY--1.2%
		Capital Goods--0.2%
1,520		Tomra Systems ASA	23,949

		Energy--0.6%
3,000	[1]	Petroleum Geo-Services ASA	30,387
2,200	[1]	TGS Nopec Geophysical Co. ASA	32,777

		TOTAL	63,164

		Food, Beverage & Tobacco--0.1%
2,900	[1]	Fjord Seafood ASA	7,615

		Transportation--0.3%
1,500		Bergesen d.y. ASA, Class B	25,885

		TOTAL NORWAY	120,613

		PORTUGAL--0.3%
		Transportation--0.3%
3,800		Brisa-Auto Estradas de Portugal S.A.	32,203

Shares			Value
		COMMON STOCKS--continued
		SINGAPORE--0.7%
		Commercial Services & Supplies--0.3%
25,600		Sembcorp Logistics Ltd.	$32,738

		Food, Beverage & Tobacco--0.4%
22,000		Want Want Holdings Ltd.	34,760

		TOTAL SINGAPORE	67,498

		SPAIN--4.5%
		Banks--0.5%
1,400		Banco Popular Espanol SA	48,988

		Capital Goods--1.4%
1,326		Actividades de Constuccion y Servicios SA (ACS)	36,791
4,010		Azkoyen SA	25,657
1,350		Fomento de Construcciones y Contratas SA	25,741
2,060		Grupo Dragados SA	25,924
1,900		Grupo Ferrovial SA	31,430

		TOTAL	145,543

		Insurance--0.4%
1,900		Corp Mapfre, Compania Internacional de Reaseguros SA	39,755

		Media--0.3%
1,600	[1]	Sogecable SA	32,190

		Pharmaceuticals & Biotechnology--0.2%
1,560	[1]	Zeltia SA	15,891

		Real Estate--0.4%
2,750		Metrovacesa SA	39,152

		Software & Services--0.3%
2,945		Indra Sistemas SA	25,956

		Technology Hardware & Equipment--0.3%
2,800	[1]	Avanzit SA	30,823

		Transportation--0.3%
1,530		Aurea Concesiones do Infraestructuras del Estado SA	27,229

		Utilities--0.4%
2,003	[1]	Grupo Auxiliar Metalurgico SA (Gamesa)	42,606

		TOTAL SPAIN	448,133

		SWEDEN--2.5%
		Automobiles & Components--0.3%
1,550		Autoliv, Inc., ADR	26,658

		Capital Goods--0.2%
3,150		Trelleborg AB, Class B	23,756

		Food, Beverage & Tobacco--0.3%
7,200		Swedish Match AB	33,772

		Health Care Equipment & Services--1.4%
4,200	[1]	Capio AB	30,709
5,160	[1]	Elekta AB, Class B	35,593
2,555		Getinge Industrier AB, Class B	44,412
700		Nobel Biocare AB	23,627

		TOTAL	134,341

		Real Estate--0.3%
1,265		JM AB, Class B	29,086

		TOTAL SWEDEN	247,613

Shares			Value
		COMMON STOCKS--continued
		SWITZERLAND--2.9%
		Banks--0.4%
15		Bank Sarasin & Cie	$35,486

		Capital Goods--0.8%
65		Feintool International Holding AG	21,528
125		Kaba Holding AG	24,701
700		Swisslog Holding AG	31,367

		TOTAL	77,596

		Consumer Durables & Apparel--0.2%
200	[1]	Kudelski SA	16,810

		Health Care Equipment & Services--0.5%
30		Disetronic Holding AG	22,126
40		Galenica Holding AG	32,285

		TOTAL	54,411

		Materials--0.4%
140		Givaudan SA	38,848

		Technology Hardware & Equipment--0.4%
140	[1]	Logitech International SA	44,887

		Transportation--0.2%
35		Kuehne & Nagel International AG	18,898

		TOTAL SWITZERLAND	286,936

		UNITED KINGDOM--8.7%
		Commercial Services & Supplies--1.6%
1,349	[1]	BTG PLC	22,228
2,010		Guardian IT PLC	17,550
30,000	[1]	Kidde PLC	34,433
2,600		Nestor Healthcare Group PLC	20,047
14,740		RPS Group PLC	34,874
3,230		WS Atkins PLC	36,504

		TOTAL	165,636

		Consumer Durables & Apparel--0.5%
3,000		Berkeley Group PLC	30,356
4,440		Pace Micro Technology PLC	23,886

		TOTAL	54,242

		Diversified Financials--1.2%
6,620		Man Group PLC	89,267
5,100		St. James's Place Capital PLC	28,514

		TOTAL	117,781

		Energy--0.3%
7,300	[1]	Cairn Energy PLC	35,365

		Hotels, Restaurants & Leisure--0.5%
12,196		First Choice Holidays PLC	25,592
2,000		PizzaExpress PLC	25,772

		TOTAL	51,364

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Materials--0.3%
1,800		Johnson Matthey PLC	$27,175

		Media--0.4%
6,000		HIT Entertainment PLC	30,842
2,830		Taylor Nelson Sofres PLC	8,150

		TOTAL	38,992

		Pharmaceuticals & Biotechnology--0.9%
796	[1]	Cambridge Antibody Technology Group PLC	23,227
2,500		Galen Holdings PLC	29,046
1,926	[1]	Shire Pharmaceuticals Group PLC	35,098

		TOTAL	87,371

		Retailing--0.3%
4,000		Matalan PLC	27,941

		Software & Services--2.3%
5,100	[1]	Eidos PLC	17,740
200	[1]	Eidos PLC, Rights	251
8,800		iSoft Group PLC	30,983
5,430	[1]	Innovation Group PLC	40,529
4,440		RM PLC	34,053
2,430		Royalblue Group PLC	26,967
5,400		Torex PLC	48,671
896	[1]	Transense Technologies PLC	29,338

		TOTAL	228,532

		Transportation--0.4%
6,000		Associated British Ports Holdings PLC	36,799

		TOTAL UNITED KINGDOM	871,198

		TOTAL COMMON STOCKS (IDENTIFIED COST $9,098,216)	8,938,104

		PREFERRED STOCKS--0.7%
		GERMANY, FEDERAL REPUBLIC OF--0.7%
		Capital Goods--0.4%
1,100		Krones AG, Pfd.	38,220

		Retailing--0.3%
100		Hugo Boss AG, Pfd.	27,923

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $67,952)	66,143

		REPURCHASE AGREEMENT--12.5%[2]
$1,246,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	1,246,000

		TOTAL INVESTMENTS (IDENTIFIED COST $10,412,168)[3]	$10,250,247

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $10,412,168. The net unrealized depreciation of investments on a federal tax basis amounts to $161,921comprised of $612,270 appreciation and $774,191 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($9,983,523) at June 30, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $10,412,168)		$10,250,247
Cash		899
Cash denominated in foreign currencies (identified cost $56,737)		57,244
Income receivable		19,105
Receivable for investments sold		56,109
Net receivable for foreign currency exchange contracts		22,973

TOTAL ASSETS		10,406,577

Liabilities:
Payable for investments purchased	$380,160
Accrued expenses	42,894

TOTAL LIABILITIES		423,054

Net assets for 1,500,692 shares outstanding		$9,983,523

Net Assets Consist of:
Paid in capital		$13,783,515
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(137,516)
Accumulated net realized loss on investments and foreign currency transactions		(3,669,351)
Undistributed net investment income		6,875

TOTAL NET ASSETS		$9,983,523

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$9,983,523 ÷ 1,500,692 shares outstanding		$6.65

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $10,129)			$75,542
Interest			20,754

TOTAL INCOME			96,296

Expenses:
Investment adviser fee		$58,167
Administrative personnel and services fee		61,985
Custodian fees		104,173
Transfer and dividend disbursing agent fees and expenses		6,902
Directors'/Trustees' fees		455
Auditing fees		9,671
Legal fees		1,259
Portfolio accounting fees		27,397
Shareholder services fee		4,653
Printing and postage		7,476
Insurance premiums		556
Miscellaneous		438

TOTAL EXPENSES		283,132

Waiver and Reimbursement:
Waiver of investment adviser fee	$(58,167)
Reimbursement of other operating expenses	(150,216)

TOTAL WAIVER AND REIMBURSEMENT		(208,383)

Net expenses			74,749

Net investment income			21,547

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $2,544)			(1,269,685)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(324,617)

Net realized and unrealized loss on investments and foreign currency transactions			(1,594,302)

Change in net assets resulting from operations			$(1,572,755)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Period Ended 12/31/2000 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$21,547	$(21,306)
Net realized loss on investments and foreign currency transactions	(1,269,685)	(2,397,916)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(324,617)	187,101

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,572,755)	(2,232,121)

Share Transactions:
Proceeds from sale of shares	10,974,770	11,765,879
Cost of shares redeemed	(8,863,265)	(88,985)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	2,111,505	11,676,894

Change in net assets	538,750	9,444,773

Net Assets:
Beginning of period	9,444,773	--

End of period (including undistributed net investment income of $6,875 and $0, respectively)	$9,983,523	$9,444,773

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 6/30/2001	Period Ended 12/31/2000 [1]
Net Asset Value, Beginning of Period	$7.93	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	0.02	(0.02)
Net realized and unrealized loss on investments and foreign currency transactions	(1.30)	(2.05)

TOTAL FROM INVESTMENT OPERATIONS	(1.28)	(2.07)

Net Asset Value, End of Period	$6.65	$ 7.93

Total Return[2]	(16.14)%	(20.70)%

Ratios to Average Net Assets:

Expenses	1.61%[3]	1.50%[3]

Net investment income (net operating loss)	0.46%[3]	(0.34)%[3]

Expense waiver/reimbursement[4]	4.48%[3]	4.34%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$9,984	$9,445

Portfolio turnover	119%	177%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Small Company Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees ("Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's applicable country's tax rules and rates.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $1,531,482 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At June 30, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:
7/2/2001	2,178,328 Japanese Yen	$ 17,500	$ 17,467	$ (33)

7/2/2001	45,614 Swedish Krona	4,251	4,195	(56)

7/3/2001	24,541 Australian Dollar	12,552	12,517	(35)

7/3/2001	4,624,095 Japanese Yen	37,103	37,079	(24)

Contracts Sold:
7/2/2001	6,179 British Pound Sterling	8,744	8,702	42

7/3/2001	6,379 Canadian Dollar	4,182	4,204	(22)

7/3/2001	3,881 British Pound Sterling	5,462	5,465	(3)

7/3/2001	28,382,257 Japanese Yen	239,458	227,685	11,773

7/3/2001	28,040,317 Japanese Yen	224,346	224,942	(596)

7/3/2001	24,837,820 Japanese Yen	200,810	199,251	1,559

7/3/2001	20,039,967 Japanese Yen	166,307	160,762	5,545

7/3/2001	15,530,834 Japanese Yen	129,413	124,590	4,823

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$22,973

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Period Ended 12/31/2000
Shares sold	1,583,693	1,201,323
Shares redeemed	(1,273,478)	(10,846)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	310,215	1,190,477

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$12,221,985

Sales	$10,324,608

RISK OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Small Company Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916850

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

25671 (8/01)

Federated Investors
World-Class Investment Manager

Federated Large Cap Growth Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report of Federated Large Cap Growth Fund II, a portfolio of Federated Insurance Series.

This report covers the period from January 1, 2001 through June 30, 2001. It begins with a discussion with the fund's portfolio manager, Angela Auchey, Assistant Vice President of Federated Investment Management Company, followed by a complete listing of the fund's growth stock holdings and its financial statements.

The fund gives you the opportunity to pursue capital appreciation by owning shares of approximately 100 of the largest domestic companies in the growth universe--high-quality, well-established companies that have helped to power the stock market's phenomenal growth in this past decade. These companies are typically world-class leaders with long histories of earnings and growth--vintage firms that have stood the test of time. They employ tens of thousands of people, have large domestic presences, and are expanding their markets around the globe. Their products are used worldwide, and their extensive distribution networks allow them to compete successfully in many countries and many industries. As the world continues to move toward a free market economy, these companies should be well positioned to benefit from growing overseas markets. At the end of the reporting period, the fund's portfolio held names like AOL Time Warner, American Express, Citigroup, Colgate-Palmolive, Coca-Cola, Compaq Computer, Dell Computer, General Electric, Home Depot, Johnson & Johnson, Merck, Microsoft, Morgan Stanley Dean Witter, and Schwab.

During the reporting period, the fund produced a total return of (17.99)% through a net asset value decrease of $1.38.1 On June 30, 2001, net assets reached $8.9 million.

Of course, the fund is a long-term investment, and we continue to see significant day-to-day volatility in the stock market. I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you buy more fund shares when prices are low--and fewer when prices are high.2

Thank you for entrusting a portion of your wealth to Federated Large Cap Growth Fund II. We welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

Investment Review

During the second quarter of 2001, price performance in domestic equities showed a modest improvement from the powerful downward trend exhibited during the prior two quarters. Nearly all of the upturn occurred during April and was buttressed by the market's optimism that the several Federal Reserve Board (the "Fed") interest rate easings during the first half of the year would slowly lead to an economic recovery. The rate of negative earnings announcements from leading corporations also appeared to be abating modestly during the month. May and June were more problematic, however, as the timing of a recovery in the economy and corporate earnings became more uncertain, resulting in a remarkably choppy market which, as a trend, gave back much of the upside of the early quarter. Total return for the Standard & Poor's 500 Index for the quarter was 5.9%.1

The Federated Large Cap Growth Fund II rose 2.28% during the second quarter of 2001. The average fund in the Lipper VA Growth Fund rose 6.71%.2 The fund performed slightly worse than its peer group primarily due to its weighting and holdings in Energy and Utilities.

The fund continues to look for opportunities to invest in large, established companies that are able to sustain superior earnings growth due to competitive advantage. While over the past quarters this has resulted in investing in more stable growers, during the second quarter the fund shifted to a modestly less conservative growth strategy. We expect that the path to recovery will be a choppy rather than direct one; however we believe that there are select opportunities to take advantage of the early participants in a Fed induced economic recovery. The fund is currently overweighted in the Consumer Discretionary sector, as this group has historically provided market leadership during the Fed easing cycles. Additionally, the fund's overweight in Health Care provides attractive long-term growth while having less economic exposure than other market sectors. The Information Technology weighting increased modestly during the quarter while focusing on less volatile industry sub-segments.

The fund is underweighted in sectors with exposure to decelerating economic fundamentals as well as those that provide less attractive growth opportunities. The fund is notably underweighted in Telecommunication Services, where depressed and volatile earnings trends are expected to persist. Financial stocks are moderately underweight due to concerns about a potential pickup in negative credit trends resulting from the economic slowdown. Sectors with direct exposure to the growth rate of the economy, namely Materials and Industrials, are also underweighted. The median market cap of the fund was steady at $35 billion.

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

Portfolio of Investments

June 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--98.0%
		Consumer Discretionary--16.3%
2,700	[1]	AOL Time Warner, Inc.	$143,100
1,900	[1]	Clear Channel Communications, Inc.	119,130
300	[1]	Comcast Corp., Class A	13,020
300	[1]	Cox Communications, Inc., Class A	13,290
3,000		Gap (The), Inc.	87,000
3,400		Home Depot, Inc.	158,270
2,300	[1]	Kohl's Corp.	144,279
2,400		Lowe's Cos., Inc.	174,120
1,100		Omnicom Group, Inc.	94,600
1,100		Sony Corp., ADR	72,380
3,900		TJX Cos., Inc.	124,293
300		Target Corp.	10,380
200	[1]	Viacom, Inc., Class B	10,350
2,900		Wal-Mart Stores, Inc.	141,520
5,300		Walt Disney Co.	153,117

		TOTAL	1,458,849

		Consumer Staples--6.9%
300		CVS Corp.	11,580
2,000		Coca-Cola Co.	90,000
2,100		Colgate-Palmolive Co.	123,879
4,300		PepsiCo, Inc.	190,060
1,100	[1]	Safeway, Inc.	52,800
4,000		SYSCO Corp.	108,600
1,200		Walgreen Co.	40,980

		TOTAL	617,899

		Energy--4.7%
2,600		Anadarko Petroleum Corp.	140,478
3,000		Baker Hughes, Inc.	100,500
2,300		Halliburton Co.	81,880
200		Schlumberger Ltd.	10,530
2,100		Transocean Sedco Forex, Inc.	86,625

		TOTAL	420,013

Shares			Value
		COMMON STOCKS--continued
		Financials--14.2%
200		American Express Co.	$7,760
700		American International Group, Inc.	60,200
2,300		Bank of New York Co., Inc.	110,400
3,800		Citigroup, Inc.	200,792
1,600		Fannie Mae	136,240
1,400		Goldman Sachs Group, Inc.	120,120
3,100		MBNA Corp.	102,145
400		Merrill Lynch & Co., Inc.	23,700
2,200		Morgan Stanley, Dean Witter & Co.	141,306
2,100		Providian Financial Corp.	124,320
5,500		Schwab (Charles) Corp.	84,150
1,800		U.S. Bancorp	41,022
2,600		Wells Fargo & Co.	120,718

		TOTAL	1,272,873

		Health Care--15.9%
1,400		Abbott Laboratories	67,214
1,300	[1]	Amgen, Inc.	78,884
3,150		Cardinal Health, Inc.	217,350
1,300	[1]	Elan Corp. PLC, ADR	79,300
2,200		Genentech, Inc.	121,220
4,400		HCA - The Healthcare Corp.	198,836
1,400		Johnson & Johnson	70,000
1,400		Lilly (Eli) & Co.	103,600
300		McKesson HBOC, Inc.	11,136
400		Medtronic, Inc.	18,404
900		Merck & Co., Inc.	57,519
4,700		Pfizer, Inc.	188,235
500		Schering-Plough Corp.	18,120
3,500	[1]	Tenet Healthcare Corp.	180,565
200		UnitedHealth Group, Inc.	12,350

		TOTAL	1,422,733

		Industrials--7.5%
1,000		Boeing Co.	55,600
2,100	[1]	Concord EFS, Inc.	109,221
4,200		General Electric Co.	204,750
2,600		Southwest Airlines Co.	48,074
4,700		Tyco International Ltd.	256,150

		TOTAL	673,795

Shares			Value
		COMMON STOCKS--continued
		Information Technology--24.9%
2,700	[1]	Advanced Micro Devices, Inc.	$77,976
1,500	[1]	Agilent Technologies, Inc.	48,750
1,500	[1]	Amdocs Ltd.	80,775
1,900	[1]	Applied Materials, Inc.	93,290
700	[1]	CIENA Corp.	26,600
7,300	[1]	Cisco Systems, Inc.	132,860
6,300		Compaq Computer Corp.	97,587
800		Corning, Inc.	13,368
4,400	[1]	Dell Computer Corp.	115,060
4,600	[1]	EMC Corp. Mass	133,630
400		Intel Corp.	11,700
800	[1]	JDS Uniphase Corp.	10,000
1,500	[1]	KLA-Tencor Corp.	87,705
1,000		Linear Technology Corp.	44,220
2,900		Micron Technology, Inc.	119,190
4,100	[1]	Microsoft Corp.	299,300
4,200		Nokia Oyj, Class A, ADR	92,568
600		Nortel Networks Corp.	5,454
6,600	[1]	Oracle Corp.	125,400
1,800	[1]	QUALCOMM, Inc.	105,264
2,000		Scientific-Atlanta, Inc.	81,200
2,300	[1]	Siebel Systems, Inc.	107,870
2,800	[1]	Sun Microsystems, Inc.	44,016
1,700		Telefonaktiebolaget LM Ericsson, Class B, ADR	9,214
1,800		Texas Instruments, Inc.	56,700
2,000	[1]	VERITAS Software Corp.	133,060
1,800	[1]	Xilinx, Inc.	74,232

		TOTAL	2,226,989

		Materials--1.4%
1,300		Alcan, Inc.	54,626
1,800		Alcoa, Inc.	70,920

		TOTAL	125,546

		Telecommunication Services--3.5%
1,000		BellSouth Corp.	40,270
2,800	[1]	Nextel Communications, Inc., Class A	49,000
300		Qwest Communications International, Inc.	9,561
2,200		SBC Communications, Inc.	88,132
400	[1]	Sprint Corp. (PCS Group)	9,660
1,900		Verizon Communications, Inc.	101,650
700	[1]	WorldCom, Inc.-WorldCom Group	9,940

		TOTAL	308,213

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--2.7%
900	[1]	AES Corp.	$38,745
1,500		Dynegy, Inc.	69,750
800		Enron Corp.	39,200
2,600	[1]	Mirant Corp.	89,440

		TOTAL	237,135

		TOTAL COMMON STOCKS (IDENTIFIED COST $8,782,582)	8,764,045

		REPURCHASE AGREEMENT--4.8%[2]
$430,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	430,000

		TOTAL INVESTMENTS (IDENTIFIED COST $9,212,582)[3]	$9,194,045

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $9,212,582. The net unrealized depreciation of investments on a federal tax basis amounts to $18,537 which is comprised of $441,708 appreciation and $460,245 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($8,945,193) at June 30, 2001.

The following acronym is used throughout this portfolio:

ADR	-American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $9,212,582)		$9,194,045
Cash		935
Income receivable		2,490
Receivable for investments sold		895,966

TOTAL ASSETS		10,093,436

Liabilities:
Payable for investments purchased	$1,144,599
Accrued expenses	3,644

TOTAL LIABILITIES		1,148,243

Net assets for 1,421,282 shares outstanding		$8,945,193

Net Assets Consist of:
Paid in capital		$12,114,556
Net unrealized depreciation of investments		(18,537)
Accumulated net realized loss on investments		(3,149,566)
Net operating loss		(1,260)

TOTAL NET ASSETS		$8,945,193

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$8,945,193 ÷ 1,421,282 shares outstanding		$6.29

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net taxes withheld of $155)			$23,192
Interest			11,855

TOTAL INCOME			35,047

Expenses:
Investment adviser fee		$34,123
Administrative personnel and services fee		61,986
Custodian fees		5,136
Transfer and dividend disbursing agent fees and expenses		7,388
Directors'/Trustees' fees		448
Auditing fees		12,805
Legal fees		1,196
Portfolio accounting fees		22,839
Share registration costs		75
Printing and postage		6,147
Insurance premiums		588
Miscellaneous		264

TOTAL EXPENSES		152,995

Waiver and Reimbursement:
Waiver of investment adviser fee	$(34,123)
Reimbursement of other operating expenses	(82,565)

TOTAL WAIVER AND REIMBURSEMENT		(116,688)

Net expenses			36,307

Net operating loss			(1,260)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,020,224)
Net change in unrealized appreciation of investments			485,142

Net realized and unrealized loss on investments			(1,535,082)

Change in net assets resulting from operations			$(1,536,342)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(1,260)	$(5,341)
Net realized loss on investments	(2,020,224)	(1,129,342)
Net change in unrealized appreciation (depreciation) of investments	485,142	(503,679)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,536,342)	(1,638,362)

Share Transactions:
Proceeds from sale of shares	3,301,132	8,858,321
Cost of shares redeemed	(36,344)	(3,212)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,264,788	8,855,109

Change in net assets	1,728,446	7,216,747

Net Assets:
Beginning of period	7,216,747	--

End of period	$8,945,193	$7,216,747

1 Reflects operations for the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 6/30/2001	Period Ended 12/31/2000 [1]
Net Asset Value, Beginning of Period	$7.67	$10.00
Income From Investment Operations:
Net operating loss	(0.00)[2]	(0.01)
Net realized and unrealized loss on investments	(1.38)	(2.32)

TOTAL FROM INVESTMENT OPERATIONS	(1.38)	(2.33)

Net Asset Value, End of Period	$6.29	$ 7.67

Total Return[3]	(17.99)%	(23.30)%

Ratios to Average Net Assets:

Expenses	0.90%[4]	0.90%[4]

Net operating loss	(0.03)%[4]	(0.18)%[4]

Expense waiver/reimbursement[5]	2.91%[4]	4.31%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$8,945	$7,217

Portfolio turnover	117%	109%

1 For the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

2 Represents less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Large Cap Growth Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $498,563, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for Federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Period Ended 12/31/2000	[1]
Shares sold	486,184	941,189
Shares redeemed	(5,777)	(314)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	480,407	940,875

1 Reflects operations for the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the six months ended June 30, 2001, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$12,049,259

Sales	$8,657,683

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Large Cap Growth Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916835

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

25669 (8/01)

Federated Investors
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

The report covers the six-month reporting period from January 1, 2001 through June 30, 2001. It begins with an investment review by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and financial statements.

This high-quality money market mutual fund keeps your ready cash pursuing daily income while seeking to keep your principal stable.1 In addition, you have convenient, daily access to your money.

To provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. At the end of the reporting period, the fund was invested in commercial paper (44.2%), variable rate instruments (20.2%), overnight securities (12.5%), certificates of deposit (9.8%), corporate notes (8.6%) and loan participations (4.7%).

During the reporting period, the fund paid a total of $0.023 per share in dividends to shareholders while maintaining a stable $1.00 share price. The fund's total return at the end of the reporting period was 2.36% while the 7-day net yield was 3.66%. On June 30, 2001, net assets were $178.5 million.2

Thank you for choosing Federated Prime Money Fund II to put your cash to work earning income every day. We will continue to keep you up to date on your investment, and welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

2 Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Federated Prime Money Fund II invests in money market instruments maturing in 397 days or less. The average maturity of these securities, computed on a dollar-weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

Economic growth during the reporting period has slowed dramatically. In general terms, the consumer sector of the economy has been the only engine of growth, while the manufacturing sector has basically been in a recession. The National Association of Purchasing Managers reports declined and have been hovering near their low levels of the 1990-1991 recession. Although retail sales have not grown as quickly, a strong auto market and a great housing market have kept the whole economy chugging along at a sub-par growth rate. Despite the fact that oil and gas prices have increased drastically over the time period, every other measure of inflation has remained in check.

In response to the slowing environment, the Federal Reserve Board (the "Fed") lowered interest rates by 275 basis points during the reporting period. The first move came as a 50 basis point surprise cut on January 3, 2001, and the most recent move was a decrease of 25 basis points on June 27, 2001.

The 30-day commercial paper started the reporting period at 6.51% on January 1, 2001, and then declined steadily to 3.81% on June 30, 2001. The commercial paper rates decreased over this time frame in anticipation of the action being taken by the Fed.

The target average maturity range for the fund remained in the 45-55 day target range for the entire reporting period reflecting a positive position regarding Fed policy and the money market yield curve. In structuring the fund, there is continued emphasis placed on positioning 30-35% of the fund's core assets in variable rate demand notes and accomplishing a modest barbell structure.

During the six-month reporting period ended June 30, 2001, the net assets of the fund increased from $157.0 to $178.5 million while the 7-day net yield decreased from 6.07% to 3.66%.2 The effective average maturity of the Fund on June 30, 2001 was 59 days.

Portfolio of Investments

June 30, 2001 (unaudited)

Principal Amount		Value
	CERTIFICATES OF DEPOSIT--9.8%
	Banking--9.8%
$1,000,000	Abbey National Bank PLC, London, 5.390%, 1/16/2002	$1,000,052
2,000,000	BNP Paribas, 3.880%, 7/24/2002	1,999,586
1,000,000	Bayerische Landesbank Girozentrale, 5.400%, 1/16/2002	1,000,052
3,500,000	Comerica Bank, 3.832% - 5.210%, 2/19/2002 -- 7/26/2002	3,499,485
4,000,000	Deutsche Bank AG, 4.600%, 9/24/2001	4,000,000
1,500,000	Societe Generale, Paris, 3.865%, 7/29/2002	1,499,450
1,500,000	Svenska Handelsbanken, Stockholm, 3.880%, 7/23/2002	1,499,691
3,000,000	UBS AG, 4.630% - 5.220%, 2/20/2002 - 3/28/2002	2,999,857

	TOTAL CERTIFICATES OF DEPOSIT	17,498,173

	COMMERCIAL PAPER--44.2%[1]
	Aerospace/Auto--0.5%
1,000,000	Visteon Corp., 4.200%, 7/20/2001	997,783

	Banking--21.0%
6,000,000	Banco Santander Central Hispano, S.A., 4.170% - 5.230%, 7/5/2001 - 10/19/2001	5,967,078
8,000,000	Bavaria TRR, (Bayerische Hypotheken-und Vereinsbank AG Swap Agreement), 3.960%, 7/9/2001	7,992,960
1,000,000	Bayerische Landesbank Girozentrale, 3.960%, 8/3/2001	996,370
1,000,000	Commerzbank U.S. Finance, Inc., (Commerzbank AG, Frankfurt, GTD), 4.480%, 9/19/2001	990,044
5,000,000	Danske Corp., Inc., (Danske Bank A/S, GTD), 4.380%, 12/19/2001	4,895,975
2,750,000	Fountain Square Commercial Funding Corp., (Fifth Third Bank, Cincinnati Support Agreement), 5.380% - 5.750%, 7/3/2001 - 7/17/2001	2,747,568
8,000,000	Societe Generale North America, Inc., (Societe Generale, Paris, GTD), 3.890% - 5.210%, 7/9/2001 - 8/14/2001	7,967,033
6,000,000	Svenska Handelsbanken, Inc., (Svenska Handelsbanken, Stockholm, GTD), 4.490% - 5.180%, 7/9/2001 - 9/19/2001	5,957,787

	TOTAL	37,514,815

	Finance - Commercial--7.7%
6,000,000	Compass Securitization LLC, 4.000%, 8/10/2001	5,973,333
7,743,000	Jupiter Securitization Corp., 3.830%, 7/17/2001	7,729,820

	TOTAL	13,703,153

	Finance - Retail--2.8%
3,000,000	Wells Fargo Financial, Inc., 3.960%, 8/10/2001	2,978,867
2,000,000	Windmill Funding Corp., 3.890%, 8/20/2001	1,989,194

	TOTAL	4,968,061

	Finance - Securities--5.8%
2,500,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 3.610% - 3.680%, 9/21/2001 - 3/11/2002	2,444,164
5,000,000	Galaxy Funding, Inc., 3.840% - 4.650%, 7/10/2001 - 11/21/2001	4,957,292
3,000,000	Sigma Finance, Inc., (Sigma Finance Corp. GTD), 4.250% - 5.730%, 7/13/2001 - 7/25/2001	2,992,423

	TOTAL	10,393,879

	Forest Products--1.9%
1,600,000	International Paper Co., 4.200%, 7/13/2001	1,597,760
1,800,000	Weyerhaeuser Co., 4.000%, 7/23/2001	1,795,600

	TOTAL	3,393,360

	Insurance--2.8%
5,000,000	Sheffield Receivables Corp., 3.925%, 7/16/2001	4,991,823

	Telecommunications--1.7%
3,000,000	AT&T Corp., 4.200%, 7/24/2001	2,991,950

	TOTAL COMMERCIAL PAPER	78,954,824

Principal Amount		Value
	CORPORATE NOTES--8.6%
	Banking--1.1%
$2,000,000	Bank of America, N.A., 5.380%, 7/18/2001	$2,000,000

	Finance - Automotive--0.8%
1,062,317	Honda Auto Receivables 2001-1 Owner Trust, Class A1, 5.270%, 3/18/2002	1,062,894
384,515	Nissan Auto Receivables 2001-B Owner Trust, Class A-1, 4.742%, 5/15/2002	384,515

	TOTAL	1,447,409

	Finance - Equipment--4.5%
8,000,000	John Deere Capital Corp., 4.900%, 1/16/2002	8,009,590

	Finance - Securities--2.0%
3,500,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 4.770% - 6.935%, 8/20/2001 - 4/26/2002	3,499,090

	Insurance--0.2%
389,281	AmeriCredit Automobile Receivables Trust 2000-D, Class A1, (FSA INS), 6.720%, 12/5/2001	389,281

	TOTAL CORPORATE NOTES	15,345,370

	LOAN PARTICIPATIONS--4.7%
	Electrical Equipment--0.3%
600,000	Mt. Vernon Phenol Plant Partnership, (General Electric Co. LOC), 3.990%, 5/17/2002	600,000

	Finance -- Automotive--3.4%
6,000,000	General Motors Acceptance Corp., Mortgage of PA, (General Motors Acceptance Corp. GTD), 4.060%, 7/2/2001	5,999,323

	Industrial Products--1.0%
1,800,000	Praxair, Inc., 4.000%, 7/10/2001	1,800,000

	TOTAL LOAN PARTICIPATIONS	8,399,323

	NOTES -- VARIABLE--20.2%[2]
	Banking--11.7%
100,000	Alabama State IDA, (Wellborn Cabinet, Inc.), Tax Revenue Bonds, (Fleet National Bank LOC), 3.850%, 7/5/2001	100,000
3,000	Capital One Funding Corp., (Series 1995-A) (Bank One, Indiana, N.A. LOC), 3.850%, 7/5/2001	3,000
1,500,000	Century Drive Associates, (Series 2001) (Commerce Bank, N.A., Cherry Hill, NJ LOC), 3.950%, 7/5/2001	1,500,000
200,000	Edgefield County, SC, (Series 1997) (Bondex, Inc. Project), (HSBC Bank USA LOC), 3.710%, 7/5/2001	200,000
5,000,000	First Union National Bank, Charlotte, NC, 4.010%, 7/2/2001	5,000,000
170,000	Franklin County, OH, Edison Welding, (Series 1995) (Huntington National Bank, Columbus, OH LOC), 3.800%, 7/5/2001	170,000
4,475,000	Home City Ice Co. & H.C. Transport, (Series 2000) (Firstar Bank, N.A. LOC), 3.930%, 7/5/2001	4,475,000
1,000,000	Ilsco Corp., (Firstar Bank, N.A. LOC), 3.930%, 7/5/2001	1,000,000
992,701	Liquid Asset Backed Securities Trust, (Series 1997-1) (Westdeutsche Landesbank Girozentrale Swap Agreement), 3.950%, 7/19/2001	992,701
250,000	Lynn Haven, FL, Taxable Revenue Bond (Series 1998-B) (Bank One, N.A. (Ohio) LOC), 4.100%, 7/5/2001	250,000
1,500,000	Maryland Economic Development Corp., Pharmaceutics International, Inc. (Series 2001-B) (Allfirst Bank LOC), 3.800%, 7/6/2001	1,500,000
114,000	Maryland State IDFA, Human Genome, (Series1994) (Allfirst Bank LOC), 3.710%, 7/2/2001	114,000
35,978	Rabobank Optional Redemption Trust, (Series 1997-101), 4.760%, 7/20/2001	35,978
275,000	Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH), 3.800%, 7/15/2001	275,000
4,110,000	Savannah, Georgia Housing Authority, Multifamily Housing Revenue Bonds, (SunTrust Bank LOC), 4.050%, 7/4/2001	4,110,000
99,000	Vista Funding Corp., (Series 1994-A) (Fifth Third Bank of Northwestern OH LOC), 3.750%, 7/5/2001	99,000
1,000,000	Wells Fargo & Co., 3.960%, 7/14/2001	1,000,000

	TOTAL	20,824,679

	Brokerage--0.3%
500,000	Goldman Sachs Group, Inc., 3.798%, 9/21/2001	500,000

	Finance - Automotive--1.1%
2,000,000	General Motors Acceptance Corp., Floating Rate Medium Term Note, 4.350%, 7/27/2001	2,000,014

	Finance -- Securities--2.2%
4,000,000	Sigma Finance, Inc., (Sigma Finance Corp. GTD), 3.990%, 7/2/2001	4,000,000

	Insurance--3.4%
1,000,000	Allstate Life Insurance Co., 4.200%, 7/1/2001	1,000,000
1,000,000	First Allmerica Financial Life Insurance Co., 4.485%, 8/3/2001	1,000,000
Principal Amount		Value
	NOTES - VARIABLE--continued[2]
	Insurance--continued
$1,000,000	GE Life and Annuity Assurance Co., 4.100%, 9/1/2001	$1,000,000
2,000,000	Jackson National Life Insurance Co., 3.920% - 5.006%, 7/2/2001 -- 7/23/2001	2,000,000
142,495	Liquid Asset Backed Securities Trust, (Series 1997-3), Senior Notes, (AMBAC INS), 3.675%, 9/27/2001	142,495
1,000,000	Travelers Insurance Co., 3.890%, 9/28/2001	1,000,000

	TOTAL	6,142,495

	Telecommunications--1.4%
1,000,000	BellSouth Telecommunications, Inc., 3.970%, 9/4/2001	1,000,000
1,500,000	Verizon Global Funding, 3.737%, 9/20/2001	1,499,477

	TOTAL	2,499,477

	TOTAL NOTES -- VARIABLE	35,966,665

	REPURCHASE AGREEMENT--12.5%[3]
22,324,000	Credit Suisse First Boston Corp., 4.100%, dated 6/29/2001, due 7/2/2001	22,324,000

	TOTAL INVESTMENTS (AT AMORTIZED COST)[4]	$178,488,355

1 Each issue shows the rate of discount at the time of purchase.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($178,460,238) at June 30, 2001.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
FSA	--Financial Security Assurance
GTD	--Guaranteed
IDA	--Industrial Development Authority
IDFA	--Industrial Development Finance Authority
INS	--Insured
LOC	--Letter of Credit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Investments in a repurchase agreement	$22,324,000
Investments in securities	156,164,355

Total investments in securities, at amortized cost and value		$178,488,355
Cash		809,777
Income receivable		527,391

TOTAL ASSETS		179,825,523

Liabilities:
Payable for investments purchased	810,000
Income distribution payable	541,524
Accrued expenses	13,761

TOTAL LIABILITIES		1,365,285

Net assets for 178,718,962 shares outstanding		178,460,238

Net Assets Consist of:
Paid in capital		178,718,962
Accumulated net realized loss on investments		(258,724)

TOTAL NET ASSETS		$178,460,238

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$178,460,238 ÷ 178,718,962 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Interest		$4,311,211

Expenses:
Investment adviser fee	$403,398
Administrative personnel and services fee	61,985
Custodian fees	7,859
Transfer and dividend disbursing agent fees and expenses	7,871
Directors'/Trustees' fees	1,015
Auditing fees	7,673
Legal fees	5,466
Portfolio accounting fees	22,705
Share registration costs	2,413
Printing and postage	10,636
Insurance premiums	4,579
Miscellaneous	1,554

TOTAL EXPENSES	537,154

Net investment income		3,774,057

Net realized gain on investments		6,107

Change in net assets resulting from operations		$3,780,164

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,774,057	$8,677,774
Net realized gain (loss) on investments	6,107	(264,831)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,780,164	8,412,943

Distributions to Shareholders:
Distributions from net investment income	(3,774,057)	(8,677,774)

Share Transactions:
Proceeds from sale of shares	328,513,429	689,917,762
Net asset value of shares issued to shareholders in payment of distributions declared	3,232,119	8,685,098
Cost of shares redeemed	(310,319,251)	(735,179,934)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	21,426,297	(36,577,074)

Change in net assets	21,432,404	(36,841,905)

Net Assets:
Beginning of period	157,027,834	193,869,739

End of period	$178,460,238	$157,027,834

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.02	0.06	0.05	0.05	0.05	0.05
Less Distributions:
Distributions from net investment income	(0.02)	(0.06)	(0.05)	(0.05)	(0.05)	(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	2.36%	5.95%	4.63%	4.92%	4.93%	4.75%

Ratios to Average Net Assets:

Expenses	0.67%[2]	0.67%	0.73%	0.80%	0.80%	0.80%

Net investment income	4.68%[2]	5.75%	4.60%	4.80%	4.84%	4.68%

Expense waiver/reimbursement[3]	--	0.02%	--	0.01%	0.20%	0.57%

Supplemental Data:

Net assets, end of period (000 omitted)	$178,460	$157,028	$193,870	$103,097	$59,659	$45,655

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under the repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchases price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies may utilize a joint account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly no provision for federal tax is necessary.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $264,831, which will reduce the Fund's taxable income rising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	328,513,429	689,917,762
Shares issued to shareholders in payment of distributions declared	3,232,119	8,685,098
Shares redeemed	(310,319,251)	(735,179,934)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	21,426,297	(36,577,074)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to Fserv is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fee and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916504

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G00433-05 (8/01)

Federated Investors
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the second Semi-Annual Report for Federated Quality Bond Fund II, a portfolio of Federated Insurance Series. This portfolio is managed to offer shareholders current income through a diversified mix of investment grade, fixed income securities, such as U.S. Treasury and U.S. government agency securities as well as corporate bonds.

This report covers the period from January 1, 2001 through June 30, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and financial statements.

During the reporting period, the fund recorded a total return of 3.70%1 and dividend income totaled $0.296 per share. Its net asset value increased from $10.72 at the beginning of the reporting period to $10.82 at the end of the period. The fund paid a capital gain of $0.027 per share. As of June 30, 2001, net assets grew to $201.1 million.

Thank you for participating in the classic income opportunities of investment-grade, fixed income securities through the diversification and professional management of this fund.

We look forward to keeping you up-to-date on the progress of your investment, and we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The past six months were very profitable for bond investors. The tidal wave of central bank liquidity created since January caused spread products and short-term bonds to outperform, an unusual development for this point in the business cycle. The most aggressive monetary policy in memory helped push short-term interest rates significantly lower while long term yields (10-year and 30-year Treasury yields) were virtually unchanged, causing an abrupt steepening of the yield curve. The curve steepened as the bond market perceived that lower rates would lead to a renewal of economic activity, with some inflation expectations embedded in long rates. Thus far in 2001, the Federal Reserve Board (the "Fed") has cut interest rates six different times, twice in January, once each in March, April and May (all 50 basis points), and then 25 basis points in late June.

The Fed and a steeper curve provided a relatively positive environment for investment-grade spread products. Excess returns over Treasury securities were positive for each major sector, corporates, asset backed, mortgages, and agencies, thus adding to strong relative returns for the first half of 2001. In fact, the high grade corporate sector is on pace for a record year with respect to excess return as the sector added 282 basis points over Treasury securities in the first half of 2001 compared to negative 315 basis points for all of 2000.

Quality Bond Fund II Portfolio Review: The fund was initiated on April 28, 1999 and has a 26-month performance record. Since inception, the Quality Bond Fund II has produced a compound average annual total return (coupon income plus price appreciation) of 5.45%. The one year total annual return was 11.06% as of June 30, 2001. This compares to the blended benchmark of 7.13% over the same period. Year-to-date, the fund has produced a total return of 3.70%.

Federated Quality Bond Fund II continues to grow at a fast pace partly due to investors' preferences for allocating more monies to bond funds and partly due to the attractive duration and sector niches that Federated Quality Bond Fund II enjoys.1 At the end of June the fund had grown to $201.1 million, as investors had viewed investment-grade bond funds as offering attractive potential returns.

The fund maintained a majority of the portfolio in corporate bonds over the past six months, but was slightly underweighted (in terms of percentage of the portfolio) in corporates relative to the benchmark. We mitigated the risk of the corporate underweight by being overweighted in other spread product such as U.S. agency securities. Agency securities totaled 26.0% of the portfolio at the end of June. We used any relatively weak performance period for corporates over the last six months to add to our positions and swap out of agencies. As of June 30, 2001, corporates amounted to 65.1% of the portfolio compared to 71.5% in the benchmark.

In terms of industry overweights in the portfolio, we still like the relative value characteristics of airlines, energy, metals, retail stores, services, insurance, REITs, and U.S. dollar-denominated foreign corporation securities. We have underweighted aerospace, autos, capital goods, chemicals, media, telecom, transport, banks, brokers, and finance companies. Looking forward, we expect to remain slightly longer in duration than the benchmark. Our yield curve stance for now will remain fairly bulleted.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Portfolio of Investments

June 30, 2001 (unaudited)

Principal Amount			Value
		ASSET-BACKED SECURITIES--0.9%
$1,250,000		MBNA Master Credit Card Trust (Series 2000-A), Class A, 7.35%, 7/16/2007	$1,327,338
450,000		Prime Credit Card Master Trust (Series 2000-1), Class A, 6.70%, 10/15/2009	465,305

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,699,365)	1,792,643

		CORPORATE BONDS--64.2%
		Aerospace & Defense--1.6%
1,500,000		Boeing Capital Corp., MTN, 6.68%, 12/1/2003	1,556,325
1,500,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	1,620,375

		TOTAL	3,176,700

		Air Transportation--0.9%
67,466		Continental Airlines, Inc., Pass Thru Cert. (Series 1999-2), Class C1, 7.73%, 3/15/2011	67,768
200,000		Delta Air Lines, Inc., Note, 8.30%, 12/15/2029	177,560
450,000		Delta Air Lines, Inc., Pass Thru Cert. (Series 2000-1), Class B, 7.92%, 11/18/2010	478,093
746,274		Northwest Airlines Corp., Pass Thru Cert. (Series 2000-1), 8.072%, 10/1/2019	803,879
200,000		United Air Lines, Pass Thru Cert. (Series 2000-1), Class A2, 7.73%, 7/1/2010	210,892

		TOTAL	1,738,192

		Automotive--0.4%
195,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	187,531
200,000		General Motors Corp., MTN, 9.45%, 11/1/2011	229,410
350,000		Hertz Corp., Sr. Note, 7.625%, 8/15/2007	362,978

		TOTAL	779,919

		Banking--4.3%
250,000		Banco Santander Central Hispano, SA, Bank Guarantee, 7.875%, 4/15/2005	262,320
1,025,000	[1]	Barclays Bank PLC, Bond, 8.55%, 9/29/2049	1,108,437
2,000,000		Capital One Bank, 6.875%, 2/1/2006	1,954,820
275,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	252,133
1,000,000		National Bank of Canada, NY, Note, (Series B), 8.125%, 8/15/2004	1,054,310
285,000		PNC Funding Corp., Unsecd. Sub. Note, 6.875%, 7/15/2007	292,766
1,750,000		PNC Funding Corp., Sub. Note, 7.50%, 11/1/2009	1,835,505
750,000	[1]	Regional Diversified Funding, Sr. Note, 9.25%, 3/15/2030	747,194
1,000,000		Washington Mutual, Inc., Note, 7.50%, 8/15/2006	1,056,350

		TOTAL	8,563,835

		Beverage & Tobacco--0.6%
500,000		Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005	510,165
750,000		Anheuser-Busch Cos., Inc., Sr. Note, 7.10%, 6/15/2007	780,982

		TOTAL	1,291,147

		Broadcast Radio & TV--1.5%
1,000,000		AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	984,810
2,000,000		Clear Channel Communications, Inc., Sr. Note, 7.65%, 9/15/2010	2,067,020

		TOTAL	3,051,830

		Cable Television--1.0%
500,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	566,860
1,500,000		Cox Communications, Inc., MTN, 6.69%, 9/20/2004	1,528,245

		TOTAL	2,095,105

		Consumer Products--0.4%
850,000		Alberto-Culver Co., Unsecd. Note, 8.25%, 11/1/2005	898,739

Principal Amount			Value
		CORPORATE BONDS--continued
		Ecological Services & Equipment--1.3%
$2,575,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	$2,574,022

		Education--0.1%
250,000		Boston University, 7.625%, 7/15/2097	244,587

		Electronics--0.7%
1,425,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	1,446,760

		Finance--Automotive--1.4%
1,500,000		Ford Motor Credit Co., Note, 7.375%, 10/28/2009	1,524,315
400,000		General Motors Acceptance Corp., MTN, 6.75%, 12/10/2002	409,308
900,000		General Motors Acceptance Corp., MTN, 7.50%, 7/15/2005	942,372

		TOTAL	2,875,995

		Finance--Retail--0.4%
800,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	812,000

		Financial Intermediaries--7.1%
2,000,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	2,017,920
1,500,000	[1]	FMR Corp., Deb., 7.57%, 6/15/2029	1,559,220
1,500,000		Goldman Sachs Group, Inc., Note, Series B, MTN, 7.35%, 10/1/2009	1,547,235
1,250,000		Lehman Brothers Holdings, Inc., Bond, 7.875%, 8/15/2010	1,318,863
850,000		Lehman Brothers Holdings, Inc., MTN, 7.00%, 5/15/2003	877,311
1,045,000		Marsh & McLennan Cos., Inc., Sr. Note, 7.125%, 6/15/2009	1,080,331
2,000,000		Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006	2,099,340
2,000,000		Morgan Stanley Group, Inc., Sr. Unsub, 7.125%, 1/15/2003	2,069,340
1,000,000		Salomon Smith Barney Holdings, Inc., Sr. Note, 6.125%, 1/15/2003	1,018,930
575,000		Salomon, Inc., Note, 7.20%, 2/1/2004	596,425

		TOTAL	14,184,915

		Financial Services--2.2%
800,000		Aristar, Inc., Sr. Note, 5.85%, 1/27/2004	803,344
1,500,000		Associates Corp. of North America, Sr. Note, 6.875%, 8/1/2003	1,552,935
1,000,000		General Electric Capital Corp., 7.25%, 5/3/2004	1,049,380
1,000,000		General Electric Capital Corp., MTN, 6.65%, 9/3/2002	1,023,310

		TOTAL	4,428,969

		Food & Drug Retailers--1.0%
2,000,000		Kroger Co., Inc., 7.25%, 6/1/2009	2,037,080

		Food Products--0.8%
1,600,000	[1]	Kellogg Co., 7.45%, 4/1/2031	1,603,136

		Forest Products--1.0%
1,500,000		Abitibi-Consolidated, Inc., Bond, 8.55%, 8/1/2010	1,585,650
250,000		Donohue Forest Products, 7.625%, 5/15/2007	250,002
150,000		Fort James Corp., Deb., 8.375%, 11/15/2001	151,545

		TOTAL	1,987,197

		Health Care--0.9%
1,050,000		Guidant Corp., 6.15%, 2/15/2006	1,019,560
750,000		UnitedHealth Group, Inc., Note, 7.50%, 11/15/2005	783,120

		TOTAL	1,802,680

Principal Amount			Value
		CORPORATE BONDS--continued
		Insurance--2.5%
$500,000		AXA Financial, Inc., Sr. Note, 7.75%, 8/1/2010	$530,205
1,000,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	1,099,970
1,250,000		CNA Financial Corp., Note, 6.95%, 1/15/2018	1,071,175
500,000		Continental Corp., Note, 7.25%, 3/1/2003	508,835
900,000		Delphi Financial Group, Inc., Sr. Note, 8.00%, 10/1/2003	920,502
350,000		GEICO Corp., Deb., 9.15%, 9/15/2021	369,159
400,000		USF&G Capital II, Company Guarantee, 8.47%, 1/10/2027	399,188
250,000	[1]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	221,480

		TOTAL	5,120,514

		Leisure & Entertainment--1.5%
750,000		International Speedway Corp., Company Guarantee, 7.875%, 10/15/2004	760,830
107,000		Paramount Communications, Inc., Sr. Note, 7.50%, 1/15/2002	108,826
1,750,000		Viacom, Inc., 7.70%, 7/30/2010	1,845,060
250,000		Viacom, Inc., Sr. Deb., 8.25%, 8/1/2022	257,193

		TOTAL	2,971,909

		Metals & Mining--2.2%
1,730,000		Barrick Gold Finance, Inc. Company Guarantee, 7.50%, 5/1/2007	1,767,593
1,000,000		Inco Ltd., Note, 9.60%, 6/15/2022	997,970
1,375,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	1,422,713
125,000		Noranda, Inc., Deb., 8.625%, 7/15/2002	128,290

		TOTAL	4,316,566

		Oil & Gas--6.2%
500,000		Apache Finance Pty Ltd., Company Guarantee, 7.00%, 3/15/2009	513,960
250,000		Enterprise Oil, Bond, 7.00%, 5/1/2018	242,215
250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	250,430
1,750,000		Husky Oil Ltd., Sr. Unsecd. Note, 7.125%, 11/15/2006	1,777,282
1,250,000		Norcen Energy Resources, Inc., Sr. Deb., 6.80%, 7/2/2002	1,272,663
1,015,000		Occidental Petroleum Corp., Sr. Note 6.75%, 11/15/2002	1,035,594
2,000,000	[1]	Pemex Project Funding Master, 9.125%, 10/13/2010	2,116,300
2,485,000		Tosco Corp., Unsecd. Note, 8.125%, 2/15/2030	2,712,204
250,000		USX Corp., Deb., 9.375%, 5/15/2022	298,938
250,000		Union Pacific Resources Group, Inc., Unsecd. Note, 7.00%, 10/15/2006	260,093
2,000,000	[1]	Yosemite Securities Trust I, Bond, 8.25%, 11/15/2004	2,064,000

		TOTAL	12,543,679

		Pharmaceutical--1.2%
1,500,000		American Home Products Corp., Note, 6.25%, 3/15/2006	1,505,115
380,000		American Home Products Corp., Note, 7.90%, 2/15/2005	401,709
500,000		Merck & Co., Inc., Sr. Deb., 6.30%, 1/1/2026	473,075

		TOTAL	2,379,899

		Printing & Publishing--1.2%
250,000		Harcourt General, Inc., Sr. Note, 6.70%, 8/1/2007	244,612
700,000		News America Holdings, Inc., Sr. Deb.,10.125%, 10/15/2012	770,371
1,250,000		News America Holdings, Inc., Sr. Note, 8.50%, 2/15/2005	1,326,688

		TOTAL	2,341,671

		Rail Industry--0.1%
234,277		Burlington Northern Santa Fe, Pass Thru Cert., 7.57%, 1/2/2021	244,086

Principal Amount			Value
		CORPORATE BONDS--continued
		Real Estate--1.3%
$1,250,000		EOP Operating LP, Note, 7.375%, 11/15/2003	$1,298,987
500,000		EOP Operating LP, Note, 7.75%, 11/15/2007	524,750
400,000		Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006	414,556
393,000		Storage USA, Deb., 7.50%, 12/1/2027	331,794

		TOTAL	2,570,087

		Retailers--7.0%
2,100,000	[1]	CVS Corp., 5.625%, 3/15/2006	2,060,226
200,000		Dayton-Hudson Corp., Deb., 8.50%, 12/1/2022	210,356
1,500,000		Federated Department Stores, Inc., Sr. Note, 8.125%, 10/15/2002	1,551,210
250,000		May Department Stores Co., Deb., 9.875%, 6/15/2021	263,918
400,000		Safeway, Inc., Note, 6.05%, 11/15/2003	403,808
1,100,000		Safeway, Inc., Note, 7.25%, 9/15/2004	1,142,988
500,000		Safeway, Inc., Note, 7.50%, 9/15/2009	522,540
1,050,000		Sears, Roebuck & Co., MTN, 10.00%, 2/3/2012	1,240,260
2,500,000		TJX Cos., Inc., 7.45%, 12/15/2009	2,509,000
1,700,000		Target Corp., Sr. Unsecd. Note, 7.50%, 2/15/2005	1,791,681
295,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	313,467
2,000,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.875%, 8/10/2009	2,076,840

		TOTAL	14,086,294

		Sovereign--1.5%
1,000,000		Korea Development Bank, Unsecd. Bond 6.50%, 11/15/2002	1,017,060
1,000,000		Quebec, Province of, 5.50%, 4/11/2006	984,170
1,000,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	1,074,690

		TOTAL	3,075,920

		Sovereign Government--0.3%
500,000		Sweden Government of, Deb., 10.25%, 11/1/2015	620,045

		Supranational--0.8%
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,525,695

		Technology Services--2.1%
875,000		Computer Sciences Corp., 7.375%, 6/15/2011	864,141
2,000,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	1,796,440
339,000		International Business Machines Corp., Note, 7.25%, 11/1/2002	349,675
1,250,000		Unisys Corp., 8.125%, 6/1/2006	1,218,750

		TOTAL	4,229,006

		Telecommunications & Cellular--6.1%
650,000	[1]	AT&T Wireless Group, Note, 7.875%, 3/1/2011	652,574
1,000,000		CenturyTel, Inc., Sr. Note, 8.375%, 10/15/2010	1,043,050
800,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	838,656
900,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	902,610
250,000		Lucent Technologies, Inc., Note, 6.90%, 7/15/2001	248,750
250,000		MetroNet Communications Corp., Sr. Note, 12.00%, 8/15/2007	273,125
200,000		MetroNet Escrow Corp., Sr. Note, 10.625%, 11/1/2008	219,500
500,000	[1]	Qwest Capital Funding, 7.25%, 2/15/2011	494,380
1,500,000	[1]	Qwest Capital Funding, 7.75%, 2/15/2031	1,460,910
1,500,000		Sprint Capital Corp., Company Guarantee, 6.375%, 5/1/2009	1,404,960
950,000		Telecom de Puerto Rico, Company Guarantee, 6.15%, 5/15/2002	956,631
750,000		Telecom de Puerto Rico, Sr. Note, 6.65%, 5/15/2006	734,445
2,000,000		Verizon Global Funding, Note, 7.25%, 12/1/2010	2,040,220
1,000,000		WorldCom, Inc., 7.50%, 5/15/2011	974,620

		TOTAL	12,244,431

Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utilities--2.6%
$2,400,000	[1]	Israel Electric Corp. Ltd., Note, 7.95%, 5/30/2011	$2,428,440
100,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	88,503
1,500,000		Kansas City Power And Light Co., Sr. Note, 7.125%, 12/15/2005	1,517,655
375,000		National Rural Utilities Cooperative Finance Corp., Collateral Trust, 9.00%, 9/1/2021	392,783
500,000	[1]	PSEG Power LLC, 7.75%, 4/15/2011	516,665
350,000		Utilicorp United, Inc., Sr. Note, 7.95%, 2/1/2011	354,316

		TOTAL	5,298,362

		TOTAL CORPORATE BONDS (IDENTIFIED COST $127,384,261)	129,160,972

		MORTGAGE BACKED SECURITIES--26.0%
		Federal Home Loan Mortgage Corporation--7.1%
13,778,380		6.25% - 8.00%, 2/15/2004 -- 9/1/2030	14,214,564

		Federal National Mortgage Association--18.5%
37,026,729		4.75% - 7.125%, 11/14/2003 -- 11/15/2030	37,211,777

		Government National Mortgage Association--0.4%
732,526		8.00%, 8/15/2029 - 9/15/2030	759,307

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $51,740,339)	52,185,648

		MUNICIPALS--0.5%
		Education--0.4%
625,000		Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007	692,812

		Municipal Services--0.1%
250,000		Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable Revenue Bonds (Series 9), 8.95% Bonds (Minneapolis/St. Paul, MN), 1/1/2022	265,553

		TOTAL MUNICIPALS (IDENTIFIED COST $962,575)	958,365

		U.S. TREASURY OBLIGATIONS--4.7%
4,200,000		U.S. Treasury Bond, 7.25% - 11.25%, 2/15/2015 -- 8/15/2022	5,834,046
3,350,000		U.S. Treasury Note, 5.75% - 5.875%, 11/15/2004 - 11/15/2005	3,671,649

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $9,606,509)	9,505,695

		PREFERRED STOCKS--0.2%
		Financial Intermediaries--0.1%
5,000		Citigroup, Inc., Cumulative Pfd., $3.18	238,750

		Telecommunications & Cellular--0.1%
10,000		AT&T Corp., Pfd., $2.50	251,400

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $503,205)	490,150

		REPURCHASE AGREEMENT--1.9%[2]
$3,760,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	3,760,000

		TOTAL INVESTMENTS (IDENTIFIED COST $195,656,254)[3]	$197,853,473

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At June 30, 2001, these securities amounted to $17,121,465 which represents 8.5% of net assets.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $195,656,254. The net unrealized appreciation of investments on a federal tax basis amounts to $2,197,219 which is comprised of $3,227,915 appreciation and $1,030,696 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($201,091,358) at June 30, 2001.

The following acronyms are used throughout this portfolio:

GO	--General Obligation
MTN	--Medium Term Note
REIT	--Real Estate Investment Trust
UT	--Unlimited Tax

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $195,656,254)		$197,853,473
Cash		668
Income receivable		3,271,123

TOTAL ASSETS		201,125,264

Liabilities:
Payable for audit fees	$16,872
Payable for portfolio accounting fees	6,517
Payable for share registration costs	3,747
Payable for custodian fees	1,941
Payable for printing and postage	1,757
Payable for legal fees	1,213
Payable insurance premiums	647
Accrued expenses	1,212

TOTAL LIABILITIES		33,906

Net assets for 18,591,534 shares outstanding		$201,091,358

Net Assets Consist of:
Paid in capital		$193,407,313
Net unrealized appreciation of investments		2,197,219
Accumulated net realized gain on investments		734,069
Undistributed net investment income		4,752,757

TOTAL NET ASSETS		$201,091,358

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$201,091,358 ÷ 18,591,534 shares outstanding		$10.82

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends			$20,456
Interest			5,289,962

TOTAL INCOME			5,310,418

Expenses:
Investment adviser fee		$476,962
Administrative personnel and services fee		61,986
Custodian fees		5,403
Transfer and dividend disbursing agent fees and expenses		8,897
Directors'/Trustees' fees		1,145
Auditing fees		12,241
Legal fees		407
Portfolio accounting fees		27,045
Shareholder services fee		198,734
Share registration costs		10,273
Printing and postage		7,084
Insurance premiums		680
Miscellaneous		34

TOTAL EXPENSES		810,891

Waivers:
Waiver of investment adviser fee	$(55,702)
Waiver of shareholder services fee	(198,734)

TOTAL WAIVERS		(254,436)

Net expenses			556,455

Net investment income			4,753,963

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			734,978
Net change in unrealized appreciation of investments			(515,521)

Net realized and unrealized gain on investments			219,457

Change in net assets resulting from operations			$4,973,420

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,753,963	$3,955,089
Net realized gain on investments	734,978	460,444
Net change in unrealized appreciation of investments	(515,521)	3,009,273

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,973,420	7,424,806

Distributions to Shareholders:
Distributions from net investment income	(3,850,645)	(437,589)
Distributions from net realized gain on investments	(390,500)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,241,145)	(437,589)

Share Transactions:
Proceeds from sale of shares	90,105,234	105,076,487
Net asset value of shares issued to shareholders in payment of distributions declared	4,241,143	437,589
Cost of shares redeemed	(13,770,267)	(11,340,581)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	80,576,110	94,173,495

Change in net assets	81,308,385	101,160,712

Net Assets:
Beginning of period	119,782,973	18,622,261

End of period (including undistributed net investment income of $4,752,757 and $3,849,439, respectively)	$201,091,358	$119,782,973

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 6/30/ 2001	Year Ended 12/31/2000	Period Ended 12/31/1999 [1]
Net Asset Value, Beginning of Period	$10.72	$ 9.80	$10.00
Income From Investment Operations:
Net investment income	0.21	0.26	0.18
Net realized and unrealized gain (loss) on investments	0.22	0.76	(0.38)

TOTAL FROM INVESTMENT OPERATIONS	0.43	1.02	(0.20)

Less Distributions:
Distributions from net investment income	(0.30)	(0.10)	--
Distributions from net realized gain on investments	(0.03)	--	--

TOTAL DISTRIBUTIONS	(0.33)	(0.10)	--

Net Asset Value, End of Period	$10.82	$10.72	$ 9.80

Total Return[2]	3.70%	10.45%	(2.00)%

Ratios to Average Net Assets:

Expenses	0.70%[3]	0.70%	0.68%[3]

Net investment income	5.98%[3]	6.57%	6.11%[3]

Expense waiver/reimbursement[4]	0.32%[3]	0.57%	2.82%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$201,091	$119,783	$18,622

Portfolio turnover	55%	65%	119%

1 Reflects operations for the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end, regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

As required, effective January 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	8,300,312	10,358,711
Shares issued to shareholders in payment of distributions declared	392,335	44,470
Shares redeemed	(1,272,975)	(1,131,006)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	7,419,672	9,272,175

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on-a scale that the ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the six months ended June 30, 2001, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$75,943,682

Sales	$6,740,849

Purchases and sales of long-term U.S. government securities for the six months ended June 30, 2001, were as follows:

Purchases	$89,252,628

Sales	$78,085,416

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916884

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G02590-01 (8/01)

Federated Investors
World-Class Investment Manager

Federated Small Cap Strategies Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Small Cap Strategies Fund II, a portfolio of Federated Insurance Series. This report covers the period from January 1, 2001 through June 30, 2001. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and financial statements.

The fund is managed to offer shareholders significant opportunities for long-term growth by owning a highly diversified portfolio of small capitalization stocks.1 These stocks, issued by companies with a typical market capitalization of less than $2.0 billion, offer the potential for high returns over time in exchange for a higher level of risk as compared to stocks issued by large, well-established companies. To help reduce risk and seek opportunities in this dynamic market, the fund's portfolio is carefully selected and broadly diversified. At the end of the reporting period, its holdings included more than 175 stocks spread across 10 industry sectors.

For the six-month reporting period, the fund produced a total return of 1.30% through a net asset value increase of $0.12.2 On June 30, 2001, the fund's net assets reached $6.9 million.

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you buy more fund shares when prices are low--and fewer when prices are high.3

Thank you for participating in the long-term growth of up-and-coming American companies through Federated Small Cap Strategies Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

3 Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

Investment Review

The Federated Small Cap Strategies Fund II total return was 1.30% during the six-month reporting period, slightly underperforming the Wilshire Small Cap Index's (the "Index") 1.87% return in the same reporting period.1 The fund traded roughly in line with its benchmark, the Index, during most of the period. Some slight weakness was due to our avoidance of micro-cap (under $250 million market cap) securities based on liquidity concerns. Based on data from the Wilshire Atlas system, security selection was a positive contributor to performance in the Utilities and Materials sectors. Weakness in security selection in the Information Technology and Financials sectors contributed negatively to the fund performance.

During the reporting period, small cap stocks generally outperformed versus mid-cap and large cap stocks. A significant rebound in small cap technology stocks was evident in the latter part of the period. Technology stock fundamentals, however, continued to weaken. Numerous technology companies pre-announced weaker revenues and earnings for the next quarter. In addition, economic fundamentals generally weakened during the quarter. In terms of style, small cap value stocks materially outperformed small cap growth stocks.

During the reporting period, our strategy has been to move the major sector weightings much closer to neutral relative to the benchmark than they have been historically. In addition, small cap value stocks now represent approximately 52% of the portfolio. The current high volatility in the small cap market is created by factors such as Federal Reserve Board interest rate cuts that benefit the market and earnings shortfalls and economic weakness that hurt the market. The current portfolio positioning represents a strategy of moderating extreme portfolio bets during extreme market volatility.

1 The Wilshire Small Cap Index contains 250 companies screened out of the Wilshire 1750 for their size, sector and trading characteristics. The Index rebalances on a calendar quarter basis and companies are replaced regularly. The index is unmanaged, and investments cannot be made in an index.

Portfolio of Investments

June 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--96.1%
		Consumer Discretionary--16.9%
1,000	[1]	AnnTaylor Stores Corp.	$35,800
1,350		Applebee's International, Inc.	43,200
1,300		Bob Evans Farms, Inc.	23,400
2,600		Callaway Golf Co.	41,080
3,200	[1]	Charming Shoppes, Inc.	19,200
1,650	[1]	Cheesecake Factory, Inc.	46,695
1,200	[1]	Chris-Craft Industries, Inc.	85,680
700	[1]	Cost Plus, Inc.	21,000
700	[1]	Dress Barn, Inc.	15,925
3,300	[1]	Extended Stay America, Inc.	49,500
1,200	[1]	Fossil, Inc.	24,900
3,400		Hollinger International, Inc.	46,750
1,000		Houghton Mifflin Co.	59,930
1,600	[1]	Insight Enterprises, Inc.	39,200
1,600		Kaufman & Broad Homes Corp.	48,272
1,000		Kellwood Co.	23,100
2,200		La-Z Boy Chair Co.	40,700
1,100	[1]	Lands' End, Inc.	44,165
2,100		Lennar Corp.	87,570
700	[1]	Liberty Digital, Inc.	4,263
1,900	[1]	Mohawk Industries, Inc.	66,880
1,200	[1]	Nautica Enterprise, Inc.	24,516
900	[1]	Papa John's International, Inc.	22,815
1,700		Pep Boys-Manny Moe & Jack	19,091
1,800	[1]	Pinnacle Systems, Inc.	10,890
1,400		Pulte Corp.	59,682
1,200	[1]	Scholastic Corp.	54,000
1,000		Superior Industries International, Inc.	38,300
4,600	[1]	Venator Group, Inc.	70,380
1,800		WestPoint Stevens, Inc.	2,484

		TOTAL	1,169,368

		Consumer Staples--3.5%
1,600		Earthgrains Co.	41,600
1,400		Fleming Cos., Inc.	49,980
2,300	[1]	NBTY, Inc.	28,612
2,700	[1]	Perrigo Co.	45,063
1,200	[1]	Ralcorp Holdings, Inc.	22,488
2,000	[1]	Whole Foods Market, Inc.	54,200

		TOTAL	241,943

		Energy--4.0%
487	[1]	Barrett Resources	28,712
1,100		Cabot Oil & Gas Corp., Class A	26,840
700		Chesapeake Energy Corp.	4,760
2,000	[1]	Marine Drilling Cos., Inc.	38,220
2,500	[1]	Newpark Resources, Inc.	27,750
3,300	[1]	Parker Drilling Co.	21,450
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
1,600		Pogo Producing Co.	$38,400
2,200	[1]	Pride International, Inc.	41,800
1,300	[1]	Tesoro Petroleum Corp.	16,380
1,700	[1]	Varco International, Inc.	31,637

		TOTAL	275,949

		Financials--17.9%
1,100		Advanta Corp., Class A	17,600
2,900		Allied Capital Corp.	67,135
2,600	[1]	Americredit Corp.	135,070
3,600	[1]	Catellus Development Corp.	62,820
1,600		City National Corp.	70,864
1,700		Commercial Federal Corp.	39,270
1,600		Community First Bankshares, Inc.	36,800
1,600		Doral Financial Corp.	54,880
2,200		First American Financial Corp.	41,668
2,200		Independence Community Bank	43,428
700		Liberty Corp.	28,000
900		Nationwide Financial Services, Inc., Class A	39,285
900	[1]	Net.B@nk, Inc.	10,170
2,500		Pacific Century Financial Corp.	64,475
1,600	[1]	Profit Recovery Group International, Inc.	18,336
1,050		Provident Bankshares Corp.	26,187
3,000		Radian Group, Inc.	121,350
1,600		Raymond James Financial, Inc.	48,960
1,100		Riggs National Corp.	18,689
2,100		Roslyn Bancorp, Inc.	55,230
1,600	[1]	Silicon Valley Bancshares	35,200
600		Sterling Bancshares, Inc.	11,508
2,520		Valley National Bancorp	71,442
1,900		Washington Federal, Inc.	46,588
1,400		WestAmerica Bancorporation	54,950
700		Zenith National Insurance Corp.	18,900

		TOTAL	1,238,805

		Health Care--15.3%
700	[1]	Aclara Biosciences, Inc.	5,432
1,500		Alpharma, Inc., Class A	40,875
900	[1]	Aviron	51,300
2,000		Beckman Coulter, Inc.	81,600
1,900	[1]	Bio-Technology General Corp.	24,890
1,400	[1]	Cell Genesys, Inc.	28,700
1,400	[1]	Cephalon, Inc.	98,700
2,300	[1]	Coventry Health Care, Inc.	46,460
1,500	[1]	CYTOGEN Corp.	8,100
3,000	[1]	DaVita, Inc.	60,990
1,700		Dentsply International, Inc.	75,395
1,000		Diagnostic Products Corp.	33,200
2,100	[1]	Edwards Lifesciences Corp.	55,356
1,300	[1]	Enzon, Inc.	81,250
1,100	[1]	Gene Logic, Inc.	23,980
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
1,000	[1]	Geron Corp.	$14,000
1,000	[1]	Haemonetics Corp.	30,500
1,300	[1]	IDEXX Laboratories, Inc.	40,625
1,800	[1]	Immunomedics, Inc.	38,520
1,400	[1]	MedQuist, Inc.	41,552
1,800	[1]	Mid Atlantic Medical Services, Inc.	32,274
2,900	[1]	Oxford Health Plans, Inc.	82,940
500	[1]	PolyMedica Corp.	20,250
2,200	[1]	VISX, Inc.	42,570

		TOTAL	1,059,459

		Industrials--11.0%
2,000		Airborne, Inc.	23,180
1,000		Albany International Corp., Class A	18,900
900		Arnold Industries, Inc.	17,424
900		Banta Corp.	26,370
1,100		Carlisle Cos., Inc.	38,357
1,600	[1]	Dycom Industries, Inc.	36,688
1,000	[1]	Electro Scientific Industries, Inc.	38,100
1,600		GenCorp, Inc.	20,480
2,100		HON Industries, Inc.	50,862
1,200		Kennametal, Inc.	44,280
800	[1]	Mercury Computer Systems, Inc.	35,280
1,200		Milacron, Inc.	18,804
1,200		Newport News Shipbuilding, Inc.	73,500
1,600		Pentair, Inc.	54,080
1,900		Pittston Brink's Group	42,351
1,100		Standard Register	20,350
1,300		Teleflex, Inc.	57,200
1,500	[1]	Tetra Tech, Inc.	40,800
1,400	[1]	Valence Technology, Inc.	9,002
1,600		Wallace Computer Services, Inc.	26,464
1,100	[1]	Yellow Corp.	20,878
1,400		York International Corp.	49,028

		TOTAL	762,378

		Information Technology--17.4%
2,000	[1]	Advanced Digital Information Corp.	34,600
3,100	[1]	Akamai Technologies, Inc.	28,442
1,600	[1]	American Management System, Inc.	37,760
1,100	[1]	Anadigics, Inc.	25,300
1,600	[1]	Antec Corp.	19,840
1,900	[1]	Aspect Communications Corp.	13,281
1,000	[1]	Aspen Technology, Inc.	24,200
2,000	[1]	Avanex Corp.	19,400
1,100	[1]	Avid Technology, Inc.	17,270
900	[1]	Aware, Inc.	8,100
1,200	[1]	Cerner Corp.	50,400
2,700	[1]	Cirrus Logic, Inc.	62,181
1,200	[1]	Concurrent Computer Corp.	8,400
1,800	[1]	Credence Systems Corp.	43,632
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
1,200	[1]	Cymer, Inc.	$30,348
2,700	[1]	DMC Stratex Networks, Inc.	27,000
1,000	[1]	ESS Technology, Inc.	7,000
500	[1]	F5 Networks, Inc.	8,785
1,200	[1]	Filenet Corp.	17,760
1,200	[1]	FreeMarkets, Inc.	24,000
1,600	[1]	General Semiconductor, Inc.	16,736
900	[1]	Glenayre Technologies, Inc.	1,152
1,600	[1]	Harmonic Lightwaves, Inc.	16,000
800	[1]	Hutchinson Technology, Inc.	15,240
1,200	[1]	Hyperion Solutions Corp.	18,000
1,100	[1]	Integrated Silicon Solution, Inc.	15,290
8,400	[1]	Internet Capital Group, Inc.	16,800
2,100	[1]	Intersil Holding Corp.	76,440
9,800	[1]	Iomega Corp.	23,422
1,800	[1]	Kulicke & Soffa Industries	30,888
4,400	[1]	Maxtor Corp.	23,100
2,200	[1]	Mentor Graphics Corp.	38,500
2,700	[1]	Micron Electronics, Inc.	4,293
1,100	[1]	NMS Communications Corp.	7,700
2,100	[1]	Oak Technology, Inc.	22,239
2,500	[1]	P-Com, Inc.	1,375
2,500	[1]	Polycom, Inc.	57,725
1,100	[1]	Power Integrations, Inc.	17,160
1,200	[1]	Puma Technology, Inc.	3,600
1,900	[1]	RSA Security, Inc.	58,805
1,100	[1]	Remedy Corp.	38,280
2,700	[1]	SONICblue, Inc.	8,910
500	[1]	SpeedFam-IPEC, Inc.	1,595
3,000	[1]	Sybase, Inc.	49,350
1,400	[1]	Transaction Systems Architects, Inc., Class A	21,700
1,300	[1]	Verity, Inc.	25,935
5,000	[1]	Viasystems Group, Inc.	15,050
1,000	[1]	Wave Systems Corp.	5,370
5,900	[1]	Western Digital Corp.	23,600
2,400	[1]	Wind River Systems, Inc.	41,904

		TOTAL	1,203,858

		Materials--4.0%
3,700		AK Steel Holding Corp.	46,398
2,600	[1]	Airgas, Inc.	30,940
1,300		AptarGroup, Inc.	42,159
800		Carpenter Technology Corp.	23,432
500		Fuller, H.B. Co.	24,950
1,300		Georgia Gulf Corp.	20,150
1,500	[1]	Stillwater Mining Co.	43,875
2,000		Wausau-Mosinee Paper Corp.	25,780
1,000		Wellman, Inc.	17,900

		TOTAL	275,584

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--0.9%
800	[1]	IDT Corp.	$10,800
1,700	[1]	Intermedia Communications, Inc.	25,330
900	[1]	Leap Wireless International, Inc.	27,270

		TOTAL	63,400

		Utilities--5.2%
2,500		Allete	56,250
500		CH Energy Group, Inc.	21,975
2,100		MDU Resources Group, Inc.	66,444
1,000		Northwest Natural Gas Co.	24,900
2,200		ONEOK, Inc.	43,340
1,400		Public Service Co. New Mexico	44,940
1,300		Southwest Gas Corp.	30,784
1,200		UniSource Energy Corp.	27,564
2,000		Western Resources, Inc.	43,000

		TOTAL	359,197

		TOTAL COMMON STOCKS (IDENTIFIED COST $6,259,091)	6,649,941

		REPURCHASE AGREEMENT--4.1%[2]
$283,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	283,000

		TOTAL INVESTMENTS (IDENTIFIED COST $6,542,091)[3]	$6,932,941

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $6,542,091. The net unrealized appreciation of investments on a federal tax basis amounts to $390,850 which is comprised of $966,320 appreciation and $575,470 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($6,919,986) at June 30, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Investments in securities, at value (identified cost $6,542,091)		$6,932,941
Income receivable		3,239
Prepaid expenses		22,919

TOTAL ASSETS		6,959,099

Liabilities:
Payable to Bank	$31,513
Payable for custodian fees	3,033
Payable for portfolio accounting fees	1,785
Payable for audit fees	652
Payable for legal fees	613
Accrued expenses	1,517

TOTAL LIABILITIES		39,113

Net assets for 718,439 shares outstanding		$6,919,986

Net Assets Consist of:
Paid in capital		$8,143,672
Net unrealized appreciation of investments		390,850
Accumulated net realized loss on investments		(1,613,330)
Distributions in excess of net investment income		(1,206)

TOTAL NET ASSETS		$6,919,986

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$6,919,986 ÷ 718,439 shares outstanding		$9.63

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $38)			$28,804
Interest			8,252

TOTAL INCOME			37,056

Expenses:
Investment adviser fee		$24,515
Administrative personnel and services fee		61,985
Custodian fees		5,357
Transfer and dividend disbursing agent fees and expenses		6,619
Directors'/Trustees' fees		451
Auditing fees		278
Legal fees		878
Portfolio accounting fees		21,674
Share registration costs		269
Printing and postage		6,212
Insurance premiums		504
Miscellaneous		348

TOTAL EXPENSES		129,090

Waiver and Reimbursement:
Waiver of investment adviser fee	$(24,515)
Reimbursement of other operating expenses	(67,496)

TOTAL WAIVER AND REIMBURSEMENT		(92,011)

Net expenses			37,079

Net operating loss			(23)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(266,669)
Net change in unrealized appreciation of investments			308,423

Net realized and unrealized gain on investments			41,754

Change in net assets resulting from operations			$41,731

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income (net operating loss)	$(23)	$2,627
Net realized loss on investments	(266,669)	(1,346,452)
Net change in unrealized appreciation of investments	308,423	(423,275)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	41,731	(1,767,100)

Distributions to Shareholders:
Distributions from net investment income	(2,596)	(1,423)
Distributions from net realized gain on investments	--	(160,133)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2,596)	(161,556)

Share Transactions:
Proceeds from sale of shares	1,043,093	6,577,484
Net asset value of shares issued to shareholders in payment of distributions declared	2,382	125,091
Cost of shares redeemed	(659,455)	(981,529)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	386,020	5,721,046

Change in net assets	425,155	3,792,390

Net Assets:
Beginning of period	6,494,831	2,702,441

End of period (including undistributed net investment income of $0 and $1,413, respectively)	$6,919,986	$6,494,831

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000	Period Ended 12/31/1999[1]
Net Asset Value, Beginning of Period	$9.51	$13.91	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.00) [2]	0.00 [2]	(0.01)
Net realized and unrealized gain (loss) on investments	0.12	(3.75)	3.92

TOTAL FROM INVESTMENT OPERATIONS	0.12	(3.75)	3.91

Less Distributions:
Distributions from net investment income	(0.00)[2]	(0.01)	--
Distributions from net realized gain on investments	--	(0.64)	--

TOTAL DISTRIBUTIONS	--	(0.65)	--

Net Asset Value, End of Period	$9.63	$ 9.51	$13.91

Total Return[3]	1.30%	(28.56)%	39.10%

Ratios to Average Net Assets:

Expenses	1.13%[4]	1.11%	1.03%[4]

Net investment income (net operating loss)	(0.00)%[4,5]	0.05%	(0.17)%[4]

Expense waiver/reimbursement[6]	2.82%[4]	4.53%	12.12%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$6,920	$6,495	$2,702

Portfolio turnover	16%	236%	77%

1 Reflects operations for the period from May 28, 1999 (date of initial public investment) to December 31,1999.

2 Represents less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 Represents less than 0.01%.

6 This voluntary expense decreases is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $769,010, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	112,136	541,601
Shares issued to shareholders in payment of distributions declared	261	8,669
Shares redeemed	(77,112)	(61,439)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	35,285	488,831

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the six months ended June 30, 2001, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$2,730,854

Sales	$986,618

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Small Cap Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916876

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G02584-01 (8/01)

Federated Investors
World-Class Investment Manager

Federated Utility Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Utility Fund II, a portfolio of the Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2001 through June 30, 2001. It begins with a commentary by the fund's portfolio managers, which is followed by a complete listing of the fund's utility holdings and the fund's financial statements.

Federated Utility Fund II helps shareholders participate in the income and growth opportunities of a market that provides critical, ongoing services to the United States and other nations.1

For the six-month reporting period ended June 30, 2001, the fund produced a total return of (5.15)%. Dividend income totaled $0.395 per share.2 On June 30, 2001, net assets totaled $161.8 million.

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are high.3

Thank you for participating in the income and growth opportunities of U.S. and foreign utility stocks through Federated Utility Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET REVIEW

The first half of the reporting period was disappointing for most equity market benchmarks, despite an active Federal Reserve Board (the "Fed") that decreased short-term interest rates six times since January. Stocks rallied strongly after the first rate decrease in January 2001 and then again in April after the fourth cut, but poor economic and corporate fundamentals weighed on investors' minds during the other four months. The Standard & Poor's 500 Index (S&P 500) declined 6.70%,1 while the NASDAQ Composite fell 12.4%.

In the first quarter of 2001, volatility in the general market was reflected in the performance of the Utility and Communication Services sectors. During January, the Communication sector was up 14.7% as it rallied with the market. Meanwhile, the Utility sector acted as a source of funds and fell 9.8%. However, during the rest of the quarter as the market ran into trouble, utility stocks rallied over 3.0% and telecommunication stocks faltered over 14.0%. In the Utility sector, issues with respect to California's electricity crisis were more than offset by strong fundamentals and positive earnings revisions. Falling earnings estimates and capital funding issues overwhelmed optimism in the Telecommunication sector.

During the second quarter of 2001, the market's dramatic improvement in April was tested as stocks held their gains in the remaining two months of the quarter. However, the Utility and Communication Services sectors underperformed the general market and completely retraced the gains made in April. For utilities, strong fundamentals were completely overshadowed by heightened political risk in Washington, D.C. and California. With respect to Communication Services, deteriorating fundamentals and continued funding risk impaired this sector's performance especially in the emerging telecom area. However, led by the incumbent local exchange carriers, the Communication Services sector has now outperformed the Utility sector for two quarters in a row.

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indexes are unmanaged and investments cannot be made in an index.

PERFORMANCE

The fund returned (5.15)%2 during the first six months of the reporting period, and outperformed the S&P 500 which returned (6.70)%. The portfolio also outperformed the average Lipper Variable Annuity Utility3 fund which returned (10.66)%. With respect to its composite (telecom/utility) benchmark, the fund surpassed by 219 basis points the benchmark return of (7.34)%.4 During the reporting period, the composite benchmark's Standard & Poor's Utility Index returned (12.40)%, while the Standard & Poor's Communications Index returned (2.29)%, a 1,011 basis point spread. Compared to our competitors, the fund's exposure to communications stocks aided performance, as did the fund's repositioning into traditional electric utilities and away from high expectation, growth utilities. The five positions contributing most to performance for the period were equity convertibles in AT&T up 58.5%, Sprint PCS up 24.3%, Broadwing up 17.1% and common stock positions in Verizon Communications up 12.0%, and Sprint up 10.6%. The five positions detracting most from performance were Enron down 44.5% and equity convertibles in EOG Resources down 33.1%, Vodafone down 32.9%, El Paso down 21.1%, and Qwest down 26.1%.

POSITIONING AND STRATEGY

During the reporting period, the fund's diversified value style was a key component of the fund's outperformance. Going forward, we anticipate that this disciplined methodology should continue to aid performance. The fund continues to focus on quality earnings and strong balance sheets. In addition, the fund maintains positions in convertibles that offer equity exposure with higher income and downside protection.

With its value bias, the fund maintains core investments in both the Utility and Telecommunication sectors for diversification and appreciation potential. This barbell sector strategy allows for both income and growth opportunities. As the market oscillates between the bulls and the bears, the fund has and will continue to take advantage of these market moves by shifting positions in various utility and communication stocks. With the expectation of an improving economy and the corresponding positive market reaction, the fund has begun to reposition itself into Utility and Communication stocks that, in our opinion, will participate with the upward move in the market while maintaining the basic characteristics of value stocks.

2 Past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

3 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

4 S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electronic companies. The S&P Communications Index is an unmanaged market cap-weighted index of communications companies. The S&P Electric Index is a market cap-weighted index of common stocks in utilities. These indexes are unmanaged and investments cannot be made in an index.

Portfolio of Investments

June 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--49.9%
		Communication Services--18.5%
37,200		Alltel Corp.	$2,278,872
104,900		BCE, Inc.	2,758,870
50,000		BellSouth Corp.	2,013,500
7,000		British Telecommunication PLC, ADR	452,550
20,100		Deutsche Telekom AG, ADR	451,245
1,488	[1]	Intermedia Communications, Inc.	21,278
14,800		Nippon Telegraph & Telephone Corp., ADR	393,680
158,000		SBC Communications, Inc.	6,329,480
75,100		Sprint Corp.	1,604,136
79,600		Telefonos de Mexico, Class L, ADR	2,793,164
7,000	[1]	U.S. Cellular Corp.	403,550
135,000		Verizon Communications, Inc.	7,222,500
222,740	[1]	Worldcom, Inc.	3,202,314

		TOTAL	29,925,139

		Energy--6.0%
5,000		Amerada-Hess Corp.	404,000
9,000		Baker Hughes, Inc.	301,500
24,500		Chevron Corp.	2,217,250
9,200		Diamond Offshore Drilling, Inc.	304,060
84,400		NICOR, Inc.	3,289,912
53,600		Peoples Energy Corp.	2,154,720
6,000		Schlumberger Ltd.	315,900
7,100		Tosco Corp.	312,755
6,000		Total Fina SA, Class B, ADR	421,200

		TOTAL	9,721,297

		Technology--0.5%
48,500		Motorola, Inc.	803,160

Shares			Value
		COMMON STOCKS--continued
		Utilities--24.9%
14,200		Alliant Energy Corp.	$413,930
30,000		American Electric Power Co., Inc.	1,385,100
14,500		American Water Works Co., Inc.	478,065
119,500		Cinergy Corp.	4,176,525
13,000		Consolidated Edison Co.	517,400
18,900		DTE Energy Co., Class A	877,716
55,900		Dynegy, Inc.	2,599,350
56,600		Enron Corp.	2,773,400
10,500		Entergy Corp.	403,095
14,100		Exelon Corp.	904,092
16,000		FPL Group, Inc.	963,360
116,400		FirstEnergy Corp.	3,743,424
23,900		GPU, Inc.	840,085
81,000		KeySpan Corp.	2,954,880
21,900		NSTAR	932,064
33,600		Pinnacle West Capital Corp.	1,592,640
32,000		Progress Energy, Inc.	1,437,440
9,300		Public Service Enterprises Group, Inc.	454,770
27,400		Reliant Energy, Inc.	882,554
15,600		SCANA Corp.	443,040
139,300		Sempra Energy	3,808,462
96,000		Southern Co.	2,232,000
14,500		TECO Energy, Inc.	442,250
8,000		Tidewater, Inc.	301,600
68,900		Williams Cos., Inc. (The)	2,270,255
84,600		Xcel Energy, Inc.	2,406,870

		TOTAL	40,234,367

		TOTAL COMMON STOCKS (IDENTIFIED COST $76,995,671)	80,683,963

Shares			Value
		PREFERRED STOCKS--42.0%
		Communication Services--14.8%
44,900		BroadWing, Inc., Cumulative Conv. Pfd., Series B, $3.38	$2,132,750
51,500		Citizens Communications Co., Conv. Pfd., $1.69	1,290,075
45,200		Cox Communications, Inc., PRIDES, $1.71	2,655,952
53,700		Cox Communications, Inc., PRIDES, $3.50	3,114,600
20,100		Global Crossing Ltd., Conv. Pfd., $16.88	2,316,525
50,000		Intermedia Communications, Inc., Cumulative Conv. Pfd., $1.75	1,006,250
103,500		MediaOne Group, Inc., DECS, $.76	2,784,150
67,400	[2,3]	Qwest Communications International, Inc., Conv. Pfd., $2.40	3,807,970
35,000		TCI Pacific Communications, Inc., Conv. Pfd., $5.00	4,851,875

		TOTAL	23,960,147

		Energy--2.8%
60,100		Enron Corp., Conv. Pfd., $1.56	1,925,604
45,800		Kerr-McGee Corp., DECS, $.46	2,230,460
7,000		Pogo Producing Co., Conv. Pfd., $3.25	393,085

		TOTAL	4,549,149

		Utilities--24.4%
30,000	[2,3]	AES Trust VII, Conv. Pfd., $3.00	1,711,290
113,600		CMS Energy Corp., Conv. Pfd., $.91	3,896,480
3,200		Calpine Corp., Conv. Pfd., $2.50	187,744
26,000	[2,3]	Calpine Corp., Conv. Pfd., $2.50	1,456,000
33,600		Dominion Resources, Inc., Conv. Pfd., $4.75	1,942,080
172,000		Duke Energy Corp., Conv. Pfd., $2.06	4,411,800
106,500		El Paso Corp., PRIDES, $1.66	4,171,073
42,900		K N Energy, Inc., Conv. Pfd., $3.55	2,797,080
26,000		Mirant Corp., Conv. Pfd.,	1,881,750
24,800		NiSource, Inc., Conv. Pfd., $3.88	1,219,912
70,700		NRG Energy, Inc., Conv. Pfd., $1.63	1,633,170
37,000		PPL Corp., Conv. Pfd., $1.94	939,800
30,600		Reliant Energy, Inc., PHONES, $1.17	2,432,394
133,900		TXU Corp., Conv. Pfd., $4.63	6,929,325
116,500	[2]	Utilicorp United, Inc., Conv. Pfd., $.61	3,839,840

		TOTAL	39,449,738

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $68,191,075)	67,959,034

Principal Amount			Value
		CORPORATE BONDS--4.7%
		Capital Goods--0.3%
$600,000		Quanta Services, Inc., Conv. Bond, 4.00%, 7/1/2007	$419,238

		Communication Services--2.6%
2,150,000		Charter Communications, Inc., Conv. Bond, 4.75%, 6/1/2006	2,281,688
500,000		NEXTEL Communications, Inc., Conv. Bond, 4.75%, 7/1/2007	446,835
2,300,000	[2,3]	NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	1,334,851
325,000		NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	188,620

		TOTAL	4,251,994

		Energy--1.4%
1,805,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	2,211,486

		Utilities--0.4%
700,000	[2]	Orion Power Holdings, Inc., Sr. Conv. Note, 4.50%, 6/1/2008	660,716

		TOTAL CORPORATE BONDS (IDENTIFIED COST $8,263,240)	7,543,434

		REPURCHASE AGREEMENT--2.6%[4]
4,248,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	4,248,000

		TOTAL INVESTMENTS (IDENTIFIED COST $157,697,986)[5]	$160,434,431

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At June 30, 2001, these securities amounted to $12,810,667 which represents 7.9% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $8,310,111 which represents 5.1% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $157,697,986. The net unrealized appreciation of investments on a federal tax basis amounts to $2,736,445 which is comprised of $15,296,836 appreciation and $12,560,391 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($161,824,973) at June 30, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PHONES	--Participation Hybrid Option Note Exchangeable Securities
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
SA	--Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $157,697,986)		$160,434,431
Cash		303
Income receivable		426,682
Receivable for investments sold		1,525,968
Prepaid expenses		30,374

TOTAL ASSETS		162,417,758

Liabilities:
Payable for investments purchased	$581,331
Accrued Expenses	11,454

TOTAL LIABILITIES		592,785

Net assets for 14,198,303 shares outstanding		$161,824,973

Net Assets Consist of:
Paid in capital		$178,087,096
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,736,453
Accumulated net realized loss on investments and foreign currency transactions		(21,816,198)
Undistributed net investment income		2,817,622

TOTAL NET ASSETS		$161,824,973

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$161,824,973 ÷ 14,198,303 shares outstanding		$11.40

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $9,070)		$3,081,275
Interest		516,147

TOTAL INCOME		3,597,422

Expenses:
Investment adviser fee	$635,238
Administrative personnel and services fee	63,778
Custodian fees	6,662
Directors'/Trustees' fees	1,116
Auditing fees	6,024
Portfolio accounting fees	24,090
Share registration costs	552
Printing and postage	20,135
Insurance premiums	637

TOTAL EXPENSES	758,232

Fees paid indirectly from broker arrangements	(740)

Net expenses		757,492

Net investment income		2,839,930

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(1,024,497)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(10,965,946)

Net realized and unrealized loss on investments and foreign currency transactions		(11,990,443)

Change in net assets resulting from operations		$(9,150,513)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,839,930	$5,485,747
Net realized loss on investments and foreign currency transactions	(1,024,497)	(20,282,398)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(10,965,946)	(2,221,965)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(9,150,513)	(17,018,616)

Distributions to Shareholders:
Distributions from net investment income	(5,509,180)	(5,581,092)
Distributions from net realized gain on investments and foreign currency transactions	--	(3,709,373)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,509,180)	(9,290,465)

Share Transactions:
Proceeds from sale of shares	18,214,984	47,664,349
Net asset value of shares issued to shareholders in payment of distributions declared	5,509,178	9,290,462
Cost of shares redeemed	(22,454,012)	(43,097,463)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,270,150	13,857,348

Change in net assets	(13,389,543)	(12,451,733)

Net Assets:
Beginning of period	175,214,516	187,666,249

End of period (including undistributed net investment income of $2,817,622 and $5,486,872, respectively)	$161,824,973	$175,214,516

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2001		2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$12.44		$14.35	$15.27	$14.29	$11.81	$11.03
Income From Investment Operations:
Net investment income	0.20		0.39	0.42	0.37	0.40	0.42
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.84)		(1.59)	(0.23)	1.55	2.62	0.82

TOTAL FROM INVESTMENT OPERATIONS	(0.64)		(1.20)	0.19	1.92	3.02	1.24

Less Distributions:
Distributions from net investment income	(0.40)		(0.43)	(0.37)	(0.13)	(0.28)	(0.41)
Distributions from net realized gain on investments and foreign currency transactions	--		(0.28)	(0.74)	(0.81)	(0.26)	(0.05)

TOTAL DISTRIBUTIONS	(0.40)		(0.71)	(1.11)	(0.94)	(0.54)	(0.46)

Net Asset Value, End of Period	$11.40		$12.44	$14.35	$15.27	$14.29	$11.81

Total Return[1]	(5.15)%		(8.95)%	1.69%	13.95%	26.63%	11.56%

Ratios to Average Net Assets:

Expenses	0.90	%2, [3]	0.91%	0.94%	0.93%	0.85%	0.85%

Net investment income	3.35%[3]		2.95%	3.20%	3.20%	3.41%	3.92%

Expense waiver/reimbursement[4]	--		--	--	0.07%	0.27%	0.51%

Supplemental Data:

Net assets, end of period (000 omitted)	$161,825		$175,215	$187,666	$162,038	$104,462	$63,558

Portfolio turnover	45%		107%	119%	84%	95%	63%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 The expense ratio is calculated without reduction for fees paid indirectly from directed brokerage arrangements. The expense ratio is 0.89% after taking into account these expense reductions.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

As required, effective January 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At June 30, 2001, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars on the rates of exchange of such currencies against U.S. dollars on the of date valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investment in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at June 30, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
Utilicorp United, Inc., Conv. Pfd., $.61	1/23/2001	$3,097,471

Orion Power Holdings Inc. Sr. Conv. Note, 4.50%	5/31/2001	$ 700,000

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	1,515,359	3,522,182
Shares issued to shareholders in payment of distributions declared	488,402	657,499
Shares redeemed	(1,884,990)	(3,178,562)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	118,771	1,001,119

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expense

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $740 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. A fee is based o the level of the average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$78,839,684

Sales	$71,128,657

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic development within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At June 30, 2001, the diversification of non-U.S. countries was as follows:

Country	Percentage of Net Assets
Mexico	1.7%
Canada	1.7%
United Kingdom	0.3%
Germany, Federal Republic of	0.3%
France	0.3%
Japan	0.2%

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Utility Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916108

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G00433-03 (8/01)

Federated Investors
World-Class Investment Manager

Federated Utility Fund II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Utility Fund II, a portfolio of the Federated Insurance Series.

This report covers the six-month reporting period from January 1, 2001 through June 30, 2001. It begins with a commentary by the fund's portfolio managers, which is followed by a complete listing of the fund's utility holdings and the fund's financial statements.

Federated Utility Fund II helps shareholders participate in the income and growth opportunities of a market that provides critical, ongoing services to the United States and other nations.1

For the six-month reporting period ended June 30, 2001, the fund produced a total return of (5.15)%. Dividend income totaled $0.395 per share.2 On June 30, 2001, net assets totaled $161.8 million.

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are high.3

Thank you for participating in the income and growth opportunities of U.S. and foreign utility stocks through Federated Utility Fund II. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET REVIEW

The first half of the reporting period was disappointing for most equity market benchmarks, despite an active Federal Reserve Board (the "Fed") that decreased short-term interest rates six times since January. Stocks rallied strongly after the first rate decrease in January 2001 and then again in April after the fourth cut, but poor economic and corporate fundamentals weighed on investors' minds during the other four months. The Standard & Poor's 500 Index (S&P 500) declined 6.70%,1 while the NASDAQ Composite fell 12.4%.

In the first quarter of 2001, volatility in the general market was reflected in the performance of the Utility and Communication Services sectors. During January, the Communication sector was up 14.7% as it rallied with the market. Meanwhile, the Utility sector acted as a source of funds and fell 9.8%. However, during the rest of the quarter as the market ran into trouble, utility stocks rallied over 3.0% and telecommunication stocks faltered over 14.0%. In the Utility sector, issues with respect to California's electricity crisis were more than offset by strong fundamentals and positive earnings revisions. Falling earnings estimates and capital funding issues overwhelmed optimism in the Telecommunication sector.

During the second quarter of 2001, the market's dramatic improvement in April was tested as stocks held their gains in the remaining two months of the quarter. However, the Utility and Communication Services sectors underperformed the general market and completely retraced the gains made in April. For utilities, strong fundamentals were completely overshadowed by heightened political risk in Washington, D.C. and California. With respect to Communication Services, deteriorating fundamentals and continued funding risk impaired this sector's performance especially in the emerging telecom area. However, led by the incumbent local exchange carriers, the Communication Services sector has now outperformed the Utility sector for two quarters in a row.

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indexes are unmanaged and investments cannot be made in an index.

PERFORMANCE

The fund returned (5.15)%2 during the first six months of the reporting period, and outperformed the S&P 500 which returned (6.70)%. The portfolio also outperformed the average Lipper Variable Annuity Utility3 fund which returned (10.66)%. With respect to its composite (telecom/utility) benchmark, the fund surpassed by 219 basis points the benchmark return of (7.34)%.4 During the reporting period, the composite benchmark's Standard & Poor's Utility Index returned (12.40)%, while the Standard & Poor's Communications Index returned (2.29)%, a 1,011 basis point spread. Compared to our competitors, the fund's exposure to communications stocks aided performance, as did the fund's repositioning into traditional electric utilities and away from high expectation, growth utilities. The five positions contributing most to performance for the period were equity convertibles in AT&T up 58.5%, Sprint PCS up 24.3%, Broadwing up 17.1% and common stock positions in Verizon Communications up 12.0%, and Sprint up 10.6%. The five positions detracting most from performance were Enron down 44.5% and equity convertibles in EOG Resources down 33.1%, Vodafone down 32.9%, El Paso down 21.1%, and Qwest down 26.1%.

POSITIONING AND STRATEGY

During the reporting period, the fund's diversified value style was a key component of the fund's outperformance. Going forward, we anticipate that this disciplined methodology should continue to aid performance. The fund continues to focus on quality earnings and strong balance sheets. In addition, the fund maintains positions in convertibles that offer equity exposure with higher income and downside protection.

With its value bias, the fund maintains core investments in both the Utility and Telecommunication sectors for diversification and appreciation potential. This barbell sector strategy allows for both income and growth opportunities. As the market oscillates between the bulls and the bears, the fund has and will continue to take advantage of these market moves by shifting positions in various utility and communication stocks. With the expectation of an improving economy and the corresponding positive market reaction, the fund has begun to reposition itself into Utility and Communication stocks that, in our opinion, will participate with the upward move in the market while maintaining the basic characteristics of value stocks.

2 Past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

3 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

4 S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electronic companies. The S&P Communications Index is an unmanaged market cap-weighted index of communications companies. The S&P Electric Index is a market cap-weighted index of common stocks in utilities. These indexes are unmanaged and investments cannot be made in an index.

Portfolio of Investments

June 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--49.9%
		Communication Services--18.5%
37,200		Alltel Corp.	$2,278,872
104,900		BCE, Inc.	2,758,870
50,000		BellSouth Corp.	2,013,500
7,000		British Telecommunication PLC, ADR	452,550
20,100		Deutsche Telekom AG, ADR	451,245
1,488	[1]	Intermedia Communications, Inc.	21,278
14,800		Nippon Telegraph & Telephone Corp., ADR	393,680
158,000		SBC Communications, Inc.	6,329,480
75,100		Sprint Corp.	1,604,136
79,600		Telefonos de Mexico, Class L, ADR	2,793,164
7,000	[1]	U.S. Cellular Corp.	403,550
135,000		Verizon Communications, Inc.	7,222,500
222,740	[1]	Worldcom, Inc.	3,202,314

		TOTAL	29,925,139

		Energy--6.0%
5,000		Amerada-Hess Corp.	404,000
9,000		Baker Hughes, Inc.	301,500
24,500		Chevron Corp.	2,217,250
9,200		Diamond Offshore Drilling, Inc.	304,060
84,400		NICOR, Inc.	3,289,912
53,600		Peoples Energy Corp.	2,154,720
6,000		Schlumberger Ltd.	315,900
7,100		Tosco Corp.	312,755
6,000		Total Fina SA, Class B, ADR	421,200

		TOTAL	9,721,297

		Technology--0.5%
48,500		Motorola, Inc.	803,160

Shares			Value
		COMMON STOCKS--continued
		Utilities--24.9%
14,200		Alliant Energy Corp.	$413,930
30,000		American Electric Power Co., Inc.	1,385,100
14,500		American Water Works Co., Inc.	478,065
119,500		Cinergy Corp.	4,176,525
13,000		Consolidated Edison Co.	517,400
18,900		DTE Energy Co., Class A	877,716
55,900		Dynegy, Inc.	2,599,350
56,600		Enron Corp.	2,773,400
10,500		Entergy Corp.	403,095
14,100		Exelon Corp.	904,092
16,000		FPL Group, Inc.	963,360
116,400		FirstEnergy Corp.	3,743,424
23,900		GPU, Inc.	840,085
81,000		KeySpan Corp.	2,954,880
21,900		NSTAR	932,064
33,600		Pinnacle West Capital Corp.	1,592,640
32,000		Progress Energy, Inc.	1,437,440
9,300		Public Service Enterprises Group, Inc.	454,770
27,400		Reliant Energy, Inc.	882,554
15,600		SCANA Corp.	443,040
139,300		Sempra Energy	3,808,462
96,000		Southern Co.	2,232,000
14,500		TECO Energy, Inc.	442,250
8,000		Tidewater, Inc.	301,600
68,900		Williams Cos., Inc. (The)	2,270,255
84,600		Xcel Energy, Inc.	2,406,870

		TOTAL	40,234,367

		TOTAL COMMON STOCKS (IDENTIFIED COST $76,995,671)	80,683,963

Shares			Value
		PREFERRED STOCKS--42.0%
		Communication Services--14.8%
44,900		BroadWing, Inc., Cumulative Conv. Pfd., Series B, $3.38	$2,132,750
51,500		Citizens Communications Co., Conv. Pfd., $1.69	1,290,075
45,200		Cox Communications, Inc., PRIDES, $1.71	2,655,952
53,700		Cox Communications, Inc., PRIDES, $3.50	3,114,600
20,100		Global Crossing Ltd., Conv. Pfd., $16.88	2,316,525
50,000		Intermedia Communications, Inc., Cumulative Conv. Pfd., $1.75	1,006,250
103,500		MediaOne Group, Inc., DECS, $.76	2,784,150
67,400	[2,3]	Qwest Communications International, Inc., Conv. Pfd., $2.40	3,807,970
35,000		TCI Pacific Communications, Inc., Conv. Pfd., $5.00	4,851,875

		TOTAL	23,960,147

		Energy--2.8%
60,100		Enron Corp., Conv. Pfd., $1.56	1,925,604
45,800		Kerr-McGee Corp., DECS, $.46	2,230,460
7,000		Pogo Producing Co., Conv. Pfd., $3.25	393,085

		TOTAL	4,549,149

		Utilities--24.4%
30,000	[2,3]	AES Trust VII, Conv. Pfd., $3.00	1,711,290
113,600		CMS Energy Corp., Conv. Pfd., $.91	3,896,480
3,200		Calpine Corp., Conv. Pfd., $2.50	187,744
26,000	[2,3]	Calpine Corp., Conv. Pfd., $2.50	1,456,000
33,600		Dominion Resources, Inc., Conv. Pfd., $4.75	1,942,080
172,000		Duke Energy Corp., Conv. Pfd., $2.06	4,411,800
106,500		El Paso Corp., PRIDES, $1.66	4,171,073
42,900		K N Energy, Inc., Conv. Pfd., $3.55	2,797,080
26,000		Mirant Corp., Conv. Pfd.,	1,881,750
24,800		NiSource, Inc., Conv. Pfd., $3.88	1,219,912
70,700		NRG Energy, Inc., Conv. Pfd., $1.63	1,633,170
37,000		PPL Corp., Conv. Pfd., $1.94	939,800
30,600		Reliant Energy, Inc., PHONES, $1.17	2,432,394
133,900		TXU Corp., Conv. Pfd., $4.63	6,929,325
116,500	[2]	Utilicorp United, Inc., Conv. Pfd., $.61	3,839,840

		TOTAL	39,449,738

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $68,191,075)	67,959,034

Principal Amount			Value
		CORPORATE BONDS--4.7%
		Capital Goods--0.3%
$600,000		Quanta Services, Inc., Conv. Bond, 4.00%, 7/1/2007	$419,238

		Communication Services--2.6%
2,150,000		Charter Communications, Inc., Conv. Bond, 4.75%, 6/1/2006	2,281,688
500,000		NEXTEL Communications, Inc., Conv. Bond, 4.75%, 7/1/2007	446,835
2,300,000	[2,3]	NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	1,334,851
325,000		NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	188,620

		TOTAL	4,251,994

		Energy--1.4%
1,805,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	2,211,486

		Utilities--0.4%
700,000	[2]	Orion Power Holdings, Inc., Sr. Conv. Note, 4.50%, 6/1/2008	660,716

		TOTAL CORPORATE BONDS (IDENTIFIED COST $8,263,240)	7,543,434

		REPURCHASE AGREEMENT--2.6%[4]
4,248,000		Salomon Brothers, Inc., 4.10%, dated 6/29/2001, due 7/2/2001 (at amortized cost)	4,248,000

		TOTAL INVESTMENTS (IDENTIFIED COST $157,697,986)[5]	$160,434,431

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At June 30, 2001, these securities amounted to $12,810,667 which represents 7.9% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $8,310,111 which represents 5.1% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $157,697,986. The net unrealized appreciation of investments on a federal tax basis amounts to $2,736,445 which is comprised of $15,296,836 appreciation and $12,560,391 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($161,824,973) at June 30, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PHONES	--Participation Hybrid Option Note Exchangeable Securities
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
SA	--Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $157,697,986)		$160,434,431
Cash		303
Income receivable		426,682
Receivable for investments sold		1,525,968
Prepaid expenses		30,374

TOTAL ASSETS		162,417,758

Liabilities:
Payable for investments purchased	$581,331
Accrued Expenses	11,454

TOTAL LIABILITIES		592,785

Net assets for 14,198,303 shares outstanding		$161,824,973

Net Assets Consist of:
Paid in capital		$178,087,096
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,736,453
Accumulated net realized loss on investments and foreign currency transactions		(21,816,198)
Undistributed net investment income		2,817,622

TOTAL NET ASSETS		$161,824,973

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$161,824,973 ÷ 14,198,303 shares outstanding		$11.40

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $9,070)		$3,081,275
Interest		516,147

TOTAL INCOME		3,597,422

Expenses:
Investment adviser fee	$635,238
Administrative personnel and services fee	63,778
Custodian fees	6,662
Directors'/Trustees' fees	1,116
Auditing fees	6,024
Portfolio accounting fees	24,090
Share registration costs	552
Printing and postage	20,135
Insurance premiums	637

TOTAL EXPENSES	758,232

Fees paid indirectly from broker arrangements	(740)

Net expenses		757,492

Net investment income		2,839,930

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(1,024,497)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(10,965,946)

Net realized and unrealized loss on investments and foreign currency transactions		(11,990,443)

Change in net assets resulting from operations		$(9,150,513)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,839,930	$5,485,747
Net realized loss on investments and foreign currency transactions	(1,024,497)	(20,282,398)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(10,965,946)	(2,221,965)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(9,150,513)	(17,018,616)

Distributions to Shareholders:
Distributions from net investment income	(5,509,180)	(5,581,092)
Distributions from net realized gain on investments and foreign currency transactions	--	(3,709,373)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,509,180)	(9,290,465)

Share Transactions:
Proceeds from sale of shares	18,214,984	47,664,349
Net asset value of shares issued to shareholders in payment of distributions declared	5,509,178	9,290,462
Cost of shares redeemed	(22,454,012)	(43,097,463)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,270,150	13,857,348

Change in net assets	(13,389,543)	(12,451,733)

Net Assets:
Beginning of period	175,214,516	187,666,249

End of period (including undistributed net investment income of $2,817,622 and $5,486,872, respectively)	$161,824,973	$175,214,516

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2001		2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$12.44		$14.35	$15.27	$14.29	$11.81	$11.03
Income From Investment Operations:
Net investment income	0.20		0.39	0.42	0.37	0.40	0.42
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.84)		(1.59)	(0.23)	1.55	2.62	0.82

TOTAL FROM INVESTMENT OPERATIONS	(0.64)		(1.20)	0.19	1.92	3.02	1.24

Less Distributions:
Distributions from net investment income	(0.40)		(0.43)	(0.37)	(0.13)	(0.28)	(0.41)
Distributions from net realized gain on investments and foreign currency transactions	--		(0.28)	(0.74)	(0.81)	(0.26)	(0.05)

TOTAL DISTRIBUTIONS	(0.40)		(0.71)	(1.11)	(0.94)	(0.54)	(0.46)

Net Asset Value, End of Period	$11.40		$12.44	$14.35	$15.27	$14.29	$11.81

Total Return[1]	(5.15)%		(8.95)%	1.69%	13.95%	26.63%	11.56%

Ratios to Average Net Assets:

Expenses	0.90	%2, [3]	0.91%	0.94%	0.93%	0.85%	0.85%

Net investment income	3.35%[3]		2.95%	3.20%	3.20%	3.41%	3.92%

Expense waiver/reimbursement[4]	--		--	--	0.07%	0.27%	0.51%

Supplemental Data:

Net assets, end of period (000 omitted)	$161,825		$175,215	$187,666	$162,038	$104,462	$63,558

Portfolio turnover	45%		107%	119%	84%	95%	63%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 The expense ratio is calculated without reduction for fees paid indirectly from directed brokerage arrangements. The expense ratio is 0.89% after taking into account these expense reductions.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

As required, effective January 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At June 30, 2001, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars on the rates of exchange of such currencies against U.S. dollars on the of date valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investment in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at June 30, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
Utilicorp United, Inc., Conv. Pfd., $.61	1/23/2001	$3,097,471

Orion Power Holdings Inc. Sr. Conv. Note, 4.50%	5/31/2001	$ 700,000

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	1,515,359	3,522,182
Shares issued to shareholders in payment of distributions declared	488,402	657,499
Shares redeemed	(1,884,990)	(3,178,562)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	118,771	1,001,119

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expense

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $740 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. A fee is based o the level of the average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$78,839,684

Sales	$71,128,657

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic development within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At June 30, 2001, the diversification of non-U.S. countries was as follows:

Country	Percentage of Net Assets
Mexico	1.7%
Canada	1.7%
United Kingdom	0.3%
Germany, Federal Republic of	0.3%
France	0.3%
Japan	0.2%

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Utility Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916108

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

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